FRANKLIN TAX-FREE TRUST

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Annual Report

Municipal Bond Market Overview

For the 12 months ended February 29, 2012, the municipal bond market posted healthy gains as measured by the +12.42% return of the Barclays Capital (BC) Municipal Bond Index, which tracks investment-grade securities.1 Over the reporting period municipal bonds generally outperformed Treasuries, which returned +9.60% according to the BC U.S. Treasury Index, which tracks various U.S. Treasury securities.1

During the reporting period, domestic and global events affected the municipal bond market. Domestically, the Federal Reserve Board’s (Fed’s) commitment to maintain an accommodative monetary policy stance with historically low interest rates supported the municipal market. The market was further supported by an extended period of low supply, thus reducing the availability of bonds to meet investor demand. In Europe, several countries struggled with financial challenges that resulted in a flight to quality benefiting the U.S. Treasury market, as well as the municipal bond market.

From a credit perspective, on August 2, 2011, the U.S. raised its debt ceiling and avoided defaulting on its debt obligations. Independent credit rating agency Standard & Poor’s (S&P) lowered the country’s long-term Treasury bond rating to AA+ from AAA, citing political risks and a rising debt burden.2 All municipal bonds backed by the U.S. government or government-sponsored enterprises (GSEs) were also downgraded along with the country’s rating and those of GSEs. S&P’s downgrade of U.S. Treasury securities led to the review of more than 11,000 municipal credits supported by federal programs and agency escrows. Primarily, prerefunded municipal bonds and housing bonds tied to federal subsidy programs were affected by the downgrade, although they generally still carried high-grade ratings. Furthermore, on July 19, 2011, independent credit rating agency Moody’s Investors Service placed five Aaa-rated states on its watch list for potential rating cuts partly based on their dependency on federal funding. After the debt ceiling was raised, Moody’s reconfirmed the Aaa rating to states and public finance issuers previously identified as directly or indirectly linked to the U.S. government.2 The same credits are currently assigned a negative outlook based on the identification of certain shared characteristics.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. These do not indicate ratings of the Funds.

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Congress enacted the Budget Control Act of 2011 with the potential to reduce the federal deficit by approximately $2 trillion by 2021. While the plan of action is unknown, one can expect reduced federal funding, which would impact state and local programs dependent on federal subsidies. State and local officials may need to reevaluate current budget forecasts and the potential effects. Despite facing fiscal restraints and broad budget cuts to achieve balance, many states continued to show mild growth in revenues, and the actual default rate for municipal bonds was very low.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis and opinions as of February 29, 2012, the end of the reporting period. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

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Investment Strategy and

Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, each Fund’s portfolio remains diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underper-formance in adverse markets. We generally stay fully invested to help maximize income distribution.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Arizona Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Arizona Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.30 on February 28, 2011, to $11.28 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 47.51 cents per share for the

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 92.

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Dividend Distributions*
Franklin Arizona Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2011	3.98 cents	3.54 cents	3.53 cents	4.06 cents
April 2011	3.98 cents	3.54 cents	3.53 cents	4.06 cents
May 2011	3.98 cents	3.54 cents	3.53 cents	4.06 cents
June 2011	3.98 cents	3.54 cents	3.52 cents	4.06 cents
July 2011	3.98 cents	3.54 cents	3.52 cents	4.06 cents
August 2011	3.98 cents	3.54 cents	3.52 cents	4.06 cents
September 2011	3.95 cents	3.45 cents	3.45 cents	4.04 cents
October 2011	3.95 cents	3.45 cents	3.45 cents	4.04 cents
November 2011	3.95 cents	3.45 cents	3.45 cents	4.04 cents
December 2011**	5.15 cents	4.48 cents	4.47 cents	5.27 cents
January 2012	2.65 cents	2.30 cents	2.29 cents	2.71 cents
February 2012	3.90 cents	3.39 cents	3.38 cents	3.99 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/20/11 and 12/30/11 for each class as follows: Class A, 3.90 cents and 1.25 cents; Class B, 3.39 cents and 1.09 cents; Class C, 3.38 cents and 1.09 cents; and Advisor Class, 3.99 cents and 1.28 cents.

same period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.82% based on an annualization of the current 3.75 cent per share dividend and the maximum offering price of $11.78 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Arizona personal income tax bracket of 37.95% would need to earn a distribution rate of 6.16% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

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State Update

Arizona’s improving economy continued to face challenges during the 12 months under review. Construction represented a disproportionate share of Arizona’s employment mix in the past, reflecting the population boom that occurred from 2000 to 2010. This segment of the state economy shrank, however, largely due to the recession and ongoing real estate downturn, affecting employment and revenue trends. Arizona’s unemployment rate fell from 9.7% at the beginning of the period to 8.7% in February 2012, compared with the 8.3% national rate.3 Reflecting the state’s improved economic condition, all sectors except the other services sector added jobs during the reporting period.

Although Arizona’s fiscal situation stabilized during the review period, the state operated under tight constraints. The state estimated fiscal year 2011 ended with a small positive general fund balance, contrasting with an initial forecast of a sizable deficit. State lawmakers balanced Arizona’s fiscal year 2012 budget in April 2011 largely through the use of cuts, including an adjustment in Medicaid. The state’s budget situation greatly improved after the federal government approved a Medicaid waiver that allowed lawmakers to freeze Medicaid eligibility and contain program costs. Near period-end, the governor submitted a budget proposal for fiscal year 2013 that called for cautiously increasing ongoing spending. State lawmakers must vote on this proposal for passage.

Arizona does not issue general obligation bonds but instead issues appropriation-backed lease debt and revenue bonds. Arizonans shoulder a net tax-supported debt per capita of $910 or 2.8% of personal income, compared with the national medians of $1,066 and 2.8%.4 In February 2012, independent credit rating agency Moody’s Investors Service assigned the state an issuer rating of Aa3 and changed the outlook to stable from negative.5 The rating reflected significant improvement in Arizona’s liquidity levels, the stabilization of its budget and its relatively moderate debt levels.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11 5. This does not indicate Moody’s rating of the Fund.

Portfolio Breakdown

Franklin Arizona Tax-Free Income Fund 2/29/12

% of Total
Long-Term Investments*

Utilities	19.6%
Hospital & Health Care	16.4%
Higher Education	12.4%
Tax-Supported	11.3%
Subject to Government Appropriations	11.2%
Other Revenue	8.0%
Refunded	8.0%
General Obligation	6.4%
Transportation	6.3%
Housing	0.4%

*Does not include short-term investments and other net assets.

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Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of 2/29/12

Franklin Arizona Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTAZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.98	$11.28	$10.30
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4751
Class B (Symbol: FBAZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.98	$11.35	$10.37
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4179
Class C (Symbol: FAZIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.99	$11.43	$10.44
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4167
Advisor Class (Symbol: FAZZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.98	$11.30	$10.32
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4854

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Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	14.44%	+	26.33%	+	64.54%
Average Annual Total Return[2]		+	9.55%	+	3.87%	+	4.65%
Avg. Ann. Total Return (3/31/12)[3]		+	9.70%	+	3.91%	+	4.82%
Distribution Rate[4]	3.82%
Taxable Equivalent Distribution Rate[5]	6.16%
30-Day Standardized Yield[6]	2.93%
Taxable Equivalent Yield[5]	4.72%
Total Annual Operating Expenses[7]	0.62%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.74%	+	22.89%	+	57.49%
Average Annual Total Return[2]		+	9.74%	+	3.87%	+	4.65%
Avg. Ann. Total Return (3/31/12)[3]		+	9.82%	+	3.89%	+	4.82%
Distribution Rate[4]	3.40%
Taxable Equivalent Distribution Rate[5]	5.48%
30-Day Standardized Yield[6]	2.52%
Taxable Equivalent Yield[5]	4.06%
Total Annual Operating Expenses[7]	1.17%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.74%	+	23.01%	+	55.80%
Average Annual Total Return[2]		+	12.74%	+	4.23%	+	4.53%
Avg. Ann. Total Return (3/31/12)[3]		+	12.93%	+	4.26%	+	4.71%
Distribution Rate[4]	3.37%
Taxable Equivalent Distribution Rate[5]	5.43%
30-Day Standardized Yield[6]	2.52%
Taxable Equivalent Yield[5]	4.06%
Total Annual Operating Expenses[7]	1.17%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	14.52%	+	26.98%	+	65.38%
Average Annual Total Return[2]		+	14.52%	+	4.89%	+	5.16%
Avg. Ann. Total Return (3/31/12)[3]		+	14.61%	+	4.92%	+	5.33%
Distribution Rate[4]	4.09%
Taxable Equivalent Distribution Rate[5]	6.59%
30-Day Standardized Yield[6]	3.16%
Taxable Equivalent Yield[5]	5.09%
Total Annual Operating Expenses[7]	0.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/02–2/29/12)

$20,000
$15,000
$10,000
$5,000
3/02
2/04
2/06
2/08
2/10
2/12
$16,794
$15,751
$12,804
Franklin Arizona Tax-Free Income Fund
BC Municipal Bond Index[3]
CPI[3]

Average Annual Total Return

Class A	2/29/12
1-Year	+9.55%
5-Year	+3.87%
10-Year	+4.65%

Class B (3/1/02–2/29/12)

$20,000
$15,000
$10,000
$5,000
3/02
2/04
2/06
2/08
2/10
2/12
$16,794
$15,749
$12,804
Franklin Arizona Tax-Free Income Fund
BC Municipal Bond Index[3]
CPI[3]

Average Annual Total Return

Class B	2/29/12
1-Year	+9.74%
5-Year	+3.87%
10-Year	+4.65%

Annual Report | 13

14 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Arizona personal income tax rate of 37.95%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +25.68% and +6.44%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

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Your Fund’s Expenses

Franklin Arizona Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

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Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,068.80	$3.29
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.22
Class B
Actual	$1,000	$1,065.50	$6.16
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
Class C
Actual	$1,000	$1,065.90	$6.11
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$5.97
Advisor Class
Actual	$1,000	$1,069.20	$2.78
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$2.72

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.20%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Colorado Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

18 | Annual Report

Credit Quality Breakdown*
Franklin Colorado Tax-Free Income Fund
2/29/12
% of Total
Ratings	Long-Term Investments**
AAA	0.3%
AA	46.9%
A	29.8%
BBB	20.7%
Not Rated	2.3%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Colorado Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.09 on February 28, 2011, to $12.24 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 51.36 cents per share for the same period.2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.82% based on an annualization of the current 4.07 cent per share dividend and the maximum offering price of $12.78 on February 29, 2012. An

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 100.

Dividend Distributions*
Franklin Colorado Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2011	4.30 cents	3.81 cents	4.40 cents
April 2011	4.30 cents	3.81 cents	4.40 cents
May 2011	4.30 cents	3.81 cents	4.40 cents
June 2011	4.30 cents	3.83 cents	4.39 cents
July 2011	4.30 cents	3.83 cents	4.39 cents
August 2011	4.30 cents	3.83 cents	4.39 cents
September 2011	4.27 cents	3.73 cents	4.36 cents
October 2011	4.27 cents	3.73 cents	4.36 cents
November 2011	4.27 cents	3.73 cents	4.36 cents
December 2011**	5.58 cents	4.82 cents	5.71 cents
January 2012	2.86 cents	2.48 cents	2.93 cents
February 2012	4.22 cents	3.65 cents	4.32 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/20/11 and 12/30/11 for each class as follows: Class A, 4.22 cents and 1.36 cents; Class C, 3.65 cents and 1.17 cents; and Advisor Class, 4.32 cents and 1.39 cents.

investor in the 2012 maximum combined effective federal and Colorado personal income tax bracket of 38.01% would need to earn a distribution rate of 6.16% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

State Update

Colorado’s diverse economy improved during the 12-month reporting period. The local economy enjoyed a below average employment concentration in manufacturing and a strong service sector. As the pace of job creation accelerated, Colorado’s unemployment rate fell from 8.6% at the beginning of the period to 7.8% in February 2012, which was lower than the 8.3% national average.3 The

3. Source: Bureau of Labor Statistics.

Annual Report | 19

Portfolio Breakdown

Franklin Colorado Tax-Free Income Fund 2/29/12

% of Total
Long-Term Investments*

Tax-Supported	20.0%
Hospital & Health Care	18.9%
Utilities	15.5%
Higher Education	12.1%
Subject to Government Appropriations	11.8%
General Obligation	6.5%
Refunded	6.5%
Other Revenue	4.3%
Transportation	3.5%
Housing	0.9%

*Does not include short-term investments and other net assets.

mining and logging, construction, and professional and business services sectors added jobs, while the information sector shrank.

Lawmakers projected Colorado would end fiscal year 2011 with an increase in general fund revenue, following two straight years of declines. The state benefited from strong personal income, sales and use tax collections, as well as a stock market rebound that fueled capital gains-related collections. Lawmakers, however, stated this revenue turnaround would not likely be repeated in fiscal year 2012 due to continued housing and labor market weakness. The governor delivered a budget proposal for fiscal years 2012-2013 to lawmakers in November 2011. This budget featured increased spending on health care and corrections, and significant reductions to education. Near period-end, lawmakers were divided over the suspension of a property tax break for seniors and elimination of Medicaid.

Colorado’s constitution prohibits the state from issuing general obligation debt, and so it is among the states with the lowest debt levels. The state’s net tax-supported debt was just $524 per state resident and 1.3% of personal income, compared with the $1,066 and 2.8% national medians.4 Independent credit rating agency Moody’s Investors Service assigned Colorado an issuer rating of Aa1.5 The rating reflected the state’s strong long-term economic performance, higher-than-average income per capita, and relatively low debt levels. Moody’s noted, however, constitutional restrictions and voter initiatives that can limit budgetary flexibility.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Moody’s rating of the Fund.

20 | Annual Report

Performance Summary as of 2/29/12

Franklin Colorado Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRCOX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.15	$12.24	$11.09
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5136
Class C (Symbol: FCOIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.16	$12.36	$11.20
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4510
Advisor Class (Symbol: FCOZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	1.15	$12.24	$11.09
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5251

Annual Report | 21

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	15.33%	+	26.24%	+	62.36%
Average Annual Total Return[2]		+	10.45%	+	3.86%	+	4.51%
Avg. Ann. Total Return (3/31/12)[3]		+	10.59%	+	3.88%	+	4.62%
Distribution Rate[4]	3.82%
Taxable Equivalent Distribution Rate[5]	6.16%
30-Day Standardized Yield[6]	2.89%
Taxable Equivalent Yield[5]	4.66%
Total Annual Operating Expenses[7]	0.65%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	14.66%	+	22.87%	+	53.76%
Average Annual Total Return[2]		+	13.66%	+	4.20%	+	4.40%
Avg. Ann. Total Return (3/31/12)[3]		+	13.96%	+	4.21%	+	4.51%
Distribution Rate[4]	3.39%
Taxable Equivalent Distribution Rate[5]	5.47%
30-Day Standardized Yield[6]	2.47%
Taxable Equivalent Yield[5]	3.98%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	15.44%	+	26.56%	+	62.78%
Average Annual Total Return[2]		+	15.44%	+	4.82%	+	4.99%
Avg. Ann. Total Return (3/31/12)[3]		+	15.64%	+	4.83%	+	5.10%
Distribution Rate[4]	4.10%
Taxable Equivalent Distribution Rate[5]	6.61%
30-Day Standardized Yield[6]	3.11%
Taxable Equivalent Yield[5]	5.02%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

22 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 23

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Colorado personal income tax rate of 38.01%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +22.72% and +8.11%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

24 | Annual Report

Your Fund’s Expenses

Franklin Colorado Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 25

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,073.20	$3.35
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.27
Class C
Actual	$1,000	$1,070.40	$6.18
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
Advisor Class
Actual	$1,000	$1,073.70	$2.84
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$2.77

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

26 | Annual Report

Franklin Connecticut Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Connecticut Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.45 on February 28, 2011, to $11.36 on February 29, 2012. The

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 108.

Annual Report | 27

Dividend Distributions*
Franklin Connecticut Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2011	3.75 cents	3.30 cents	3.83 cents
April 2011	3.75 cents	3.30 cents	3.83 cents
May 2011	3.75 cents	3.30 cents	3.83 cents
June 2011	3.80 cents	3.34 cents	3.88 cents
July 2011	3.80 cents	3.34 cents	3.88 cents
August 2011	3.80 cents	3.34 cents	3.88 cents
September 2011	3.80 cents	3.29 cents	3.90 cents
October 2011	3.80 cents	3.29 cents	3.90 cents
November 2011	3.80 cents	3.29 cents	3.90 cents
December 2011**	4.83 cents	4.17 cents	4.96 cents
January 2012	2.77 cents	2.39 cents	2.84 cents
February 2012	3.80 cents	3.28 cents	3.90 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/21/11 and 12/30/11 for each class as follows: Class A, 3.80 cents and 1.03 cents; Class C, 3.28 cents and 0.89 cents; and Advisor Class, 3.90 cents and 1.06 cents.

Fund’s Class A shares paid dividends totaling 45.64 cents per share for the same period.2 The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.78% based on an annualization of the 3.74 cent per share dividend and the maximum offering price of $11.86 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Connecticut personal income tax bracket of 39.36% would need to earn a distribution rate of 6.23% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

28 | Annual Report

State Update

Connecticut’s sizable and well-diversified economy continued to recover slowly during the year under review. The state’s above-average reliance on economically sensitive industries such as finance, insurance and real estate has resulted in a historically volatile revenue base. Therefore, the state has often resorted to debt issuance to cover operating expenses during recessionary periods.

The state’s housing market remained weak, but its foreclosure rate remained below the national average. Continued economic recovery resulted in slight gains for many sectors, led by the trade, transportation and utilities; construction; and leisure and hospitality sectors. The mining and logging sector and financial activities sector lost jobs. Connecticut’s unemployment rate fell from 9.2% in February 2011 to 7.8% in February 2012, compared with the 8.3% national rate.3

Although the state’s General Fund ended fiscal year 2011 with a surplus, state officials acknowledged this result relied on sizable federal stimulus money, use of prior year fund reserves and other temporary fixes. Addressing the need for structural balance, the 2012-2013 biennial budget included revenue enhancements such as increases in income and sales taxes and the reduction or elimination of certain tax credits and exemptions as well as labor concessions from state employees.

Connecticut is the nation’s wealthiest state, as measured by per-capita income. However, the state’s debt levels are among the nation’s highest, with net tax-supported debt at 9.5% of personal income and $5,236 per capita, compared with the 2.8% and $1,066 national medians.4 In January, independent credit rating agency Moody’s Investors Service downgraded the state’s general obligation bonds to Aa3 from Aa2, citing the state’s high fixed costs for debt service and post-employment benefits, weak pension funded ratios and depleted reserves.5 Simultaneously, Moody’s revised its outlook from negative to stable, reflecting the positive steps the state is taking toward budgetary and pension reform.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Moody’s rating of the Fund.

Portfolio Breakdown

Franklin Connecticut Tax-Free Income Fund 2/29/12

% of Total
Long-Term Investments*

Higher Education	24.4%
Hospital & Health Care	17.4%
Utilities	12.4%
Other Revenue	10.1%
General Obligation	9.1%
Housing	7.2%
Refunded	6.3%
Tax-Supported	6.2%
Transportation	4.4%
Subject to Government Appropriations	2.5%

*Does not include short-term investments and other net assets.

Annual Report | 29

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

30 | Annual Report

Performance Summary as of 2/29/12

Franklin Connecticut Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FXCTX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.91	$11.36	$10.45
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4564
Class C (Symbol: FCTIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.91	$11.43	$10.52
Distributions (3/1/11–2/29/12)
Dividend Income	$0.3977
Advisor Class (Symbol: FCNZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.90	$11.35	$10.45
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4673

Annual Report | 31

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.34%	+	26.01%	+	60.71%
Average Annual Total Return[2]		+	8.56%	+	3.83%	+	4.41%
Avg. Ann. Total Return (3/31/12)[3]		+	8.84%	+	3.81%	+	4.56%
Distribution Rate[4]	3.78%
Taxable Equivalent Distribution Rate[5]	6.23%
30-Day Standardized Yield[6]	2.78%
Taxable Equivalent Yield[5]	4.58%
Total Annual Operating Expenses[7]	0.66%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.65%	+	22.55%	+	52.15%
Average Annual Total Return[2]		+	11.65%	+	4.15%	+	4.29%
Avg. Ann. Total Return (3/31/12)[3]		+	12.09%	+	4.13%	+	4.44%
Distribution Rate[4]	3.35%
Taxable Equivalent Distribution Rate[5]	5.52%
30-Day Standardized Yield[6]	2.37%
Taxable Equivalent Yield[5]	3.91%
Total Annual Operating Expenses[7]	1.21%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.36%	+	26.23%	+	61.00%
Average Annual Total Return[2]		+	13.36%	+	4.77%	+	4.88%
Avg. Ann. Total Return (3/31/12)[3]		+	13.81%	+	4.75%	+	5.03%
Distribution Rate[4]	4.05%
Taxable Equivalent Distribution Rate[5]	6.68%
30-Day Standardized Yield[6]	3.01%
Taxable Equivalent Yield[5]	4.96%
Total Annual Operating Expenses[7]	0.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

32 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 33

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Connecticut personal income tax rate of 39.36%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +21.45% and +7.68%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

34 | Annual Report

Your Fund’s Expenses

Franklin Connecticut Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 35

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,063.60	$3.44
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.37
Class C
Actual	$1,000	$1,060.30	$6.25
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.12
Advisor Class
Actual	$1,000	$1,064.20	$2.93
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$2.87

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

36 | Annual Report

Franklin Michigan Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Michigan Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Michigan Tax-Free Income Fund
2/29/12
% of Total
Ratings	Long-Term Investments**
AAA	2.2%
AA	61.4%
A	28.8%
BBB	6.0%
Below Investment Grade	0.7%
Not Rated	0.9%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Michigan Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.52 on February 28, 2011, to $12.23 on February 29, 2012. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 116.

Annual Report | 37

Dividend Distributions*
Franklin Michigan Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2011	4.19 cents	3.68 cents	3.67 cents	4.27 cents
April 2011	4.19 cents	3.68 cents	3.67 cents	4.27 cents
May 2011	4.19 cents	3.68 cents	3.67 cents	4.27 cents
June 2011	4.19 cents	3.71 cents	3.70 cents	4.28 cents
July 2011	4.19 cents	3.71 cents	3.70 cents	4.28 cents
August 2011	4.19 cents	3.71 cents	3.70 cents	4.28 cents
September 2011	4.19 cents	3.65 cents	3.64 cents	4.29 cents
October 2011	4.19 cents	3.65 cents	3.64 cents	4.29 cents
November 2011	4.19 cents	3.65 cents	3.64 cents	4.29 cents
December 2011**	5.22 cents	4.49 cents	4.47 cents	5.36 cents
January 2012	2.68 cents	2.31 cents	2.29 cents	2.76 cents
February 2012	3.95 cents	3.40 cents	3.38 cents	4.06 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/20/11 and 12/30/11 for each class as follows: Class A, 3.95 cents and 1.27 cents; Class B, 3.40 cents and 1.09 cents; Class C, 3.38 cents and 1.09 cents; and Advisor Class, 4.06 cents and 1.30 cents.

Fund’s Class A shares paid dividends totaling 49.58 cents per share for the same period.2 The Performance Summary beginning on page 41 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.54% based on an annualization of the current 3.77 cent per share dividend and the maximum offering price of $12.77 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Michigan personal income tax bracket of 37.83% would need to earn a distribution rate of 5.69% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

38 | Annual Report

State Update

Michigan’s economy continued to recover during the reporting period. The state suffered from one of the highest unemployment rates in the nation, reflecting the recession’s impact on the local automobile manufacturing reliant economy. The state’s auto industry appeared to stabilize during the period, however, thanks to emergency federal loans, industry cost-cutting efforts, the nation’s economic recovery and recent record-high car sales. Auto industry downsizing helped diversify Michigan’s employment sectors, making the state more resilient in the event of a downturn in manufacturing activity. These gains helped Michigan’s unemployment rate improve from 10.7% at the beginning of the period to 8.8% in February 2012, although it remained higher than the 8.3% national rate.3

Due to the end of federal stimulus funding, plus Medicaid growth and other pressures, Michigan’s fiscal year 2012 was slated to end with a sizable budget shortfall. The state resolved this gap by enacting permanent spending reductions, transferring funds and making structural reforms. Near period-end, the governor submitted a budget proposal for fiscal year 2013 that increased funding for all local government agencies, a first in over a decade. These increases were made possible by improved income, sales and other tax collections. The governor’s budget proposal requires approval by the state legislature.

Michigan maintained a relatively low net tax-supported debt burden and moderate pension funding. Its net tax-supported debt per capita was $762, or 2.2% of personal income.4 This compared well with the national medians of $1,066 per capita and 2.8% of personal income.4 Independent credit rating agency Standard & Poor’s affirmed its AA- rating and stable outlook for Michigan’s general obligation bonds.5 The rating and outlook reflected the state’s diversifying and recovering economic base, good budget management practices and low debt and moderate pension levels. These strengths were offset by the prolonged financial difficulties brought on by the recession, weak economic growth over the past decade and previous cyclical financial pressures.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Standard & Poor’s rating of the Fund.

Portfolio Breakdown

Franklin Michigan Tax-Free Income Fund 2/29/12

% of Total
Long-Term Investments*

General Obligation	24.0%
Refunded	19.0%
Utilities	14.1%
Hospital & Health Care	12.1%
Higher Education	11.4%
Tax-Supported	7.7%
Subject to Government Appropriations	7.4%
Transportation	3.5%
Housing	0.8%

*Does not include short-term investments and other net assets.

Annual Report | 39

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

40 | Annual Report

Performance Summary as of 2/29/12

Franklin Michigan Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTTMX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.71	$12.23	$11.52
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4958
Class B (Symbol: FBMIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.72	$12.30	$11.58
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4329
Class C (Symbol: FRMTX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.73	$12.39	$11.66
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4314
Advisor Class (Symbol: FMTFX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.72	$12.26	$11.54
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5073

Annual Report | 41

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	10.67%	+	24.14%	+	56.85%
Average Annual Total Return[2]		+	5.98%	+	3.52%	+	4.15%
Avg. Ann. Total Return (3/31/12)[3]		+	6.26%	+	3.50%	+	4.33%
Distribution Rate[4]	3.54%
Taxable Equivalent Distribution Rate[5]	5.69%
30-Day Standardized Yield[6]	2.36%
Taxable Equivalent Yield[5]	3.80%
Total Annual Operating Expenses[7]	0.63%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	10.13%	+	20.78%	+	50.14%
Average Annual Total Return[2]		+	6.13%	+	3.50%	+	4.15%
Avg. Ann. Total Return (3/31/12)[3]		+	6.27%	+	3.47%	+	4.33%
Distribution Rate[4]	3.11%
Taxable Equivalent Distribution Rate[5]	5.00%
30-Day Standardized Yield[6]	1.92%
Taxable Equivalent Yield[5]	3.09%
Total Annual Operating Expenses[7]	1.18%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	10.13%	+	20.87%	+	48.64%
Average Annual Total Return[2]		+	9.13%	+	3.86%	+	4.04%
Avg. Ann. Total Return (3/31/12)[3]		+	9.37%	+	3.83%	+	4.21%
Distribution Rate[4]	3.08%
Taxable Equivalent Distribution Rate[5]	4.95%
30-Day Standardized Yield[6]	1.93%
Taxable Equivalent Yield[5]	3.10%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	10.85%	+	24.85%	+	57.76%
Average Annual Total Return[2]		+	10.85%	+	4.54%	+	4.66%
Avg. Ann. Total Return (3/31/12)[3]		+	11.09%	+	4.51%	+	4.84%
Distribution Rate[4]	3.79%
Taxable Equivalent Distribution Rate[5]	6.10%
30-Day Standardized Yield[6]	2.56%
Taxable Equivalent Yield[5]	4.12%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

42 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 43

44 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issue or in a bond’s credit rating may affect its value. The Fund is actively managed but there can be no guarantee that these decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Michigan personal income tax rate of 37.83%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +20.69% and +5.27%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 45

Your Fund’s Expenses

Franklin Michigan Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

46 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,045.90	$3.20
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
Class B
Actual	$1,000	$1,043.70	$6.05
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$5.97
Class C
Actual	$1,000	$1,043.30	$6.05
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$5.97
Advisor Class
Actual	$1,000	$1,047.20	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.19%; C: 1.19%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 47

Franklin Minnesota Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Minnesota Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Minnesota Tax-Free Income Fund
2/29/12
% of Total
Ratings	Long-Term Investments**
AAA	12.2%
AA	70.9%
A	15.4%
BBB	1.4%
Not Rated	0.1%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

We are pleased to bring you Franklin Minnesota Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.92 on February 28, 2011, to $12.80 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 45.88 cents per share for the same period.2 The Performance Summary beginning on page 52 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 125.

48 | Annual Report

Dividend Distributions*
Franklin Minnesota Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2011	3.81 cents	3.29 cents	3.90 cents
April 2011	3.81 cents	3.29 cents	3.90 cents
May 2011	3.81 cents	3.29 cents	3.90 cents
June 2011	3.81 cents	3.27 cents	3.91 cents
July 2011	3.81 cents	3.27 cents	3.91 cents
August 2011	3.81 cents	3.27 cents	3.91 cents
September 2011	3.81 cents	3.23 cents	3.92 cents
October 2011	3.81 cents	3.23 cents	3.92 cents
November 2011	3.81 cents	3.23 cents	3.92 cents
December 2011**	5.03 cents	4.25 cents	5.17 cents
January 2012	2.59 cents	2.19 cents	2.65 cents
February 2012	3.81 cents	3.22 cents	3.91 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/20/11 and 12/30/11 for each class as follows: Class A, 3.81 cents and 1.22 cents; Class C, 3.22 cents and 1.03 cents; and Advisor Class, 3.91 cents and 1.26 cents.

was 3.42% based on an annualization of the current 3.81 cent per share dividend and the maximum offering price of $13.37 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Minnesota personal income tax bracket of 40.10% would need to earn a distribution rate of 5.71% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

Minnesota’s economy continued its recovery at a faster pace than the national average. This swift growth rate was largely due to diversity. The state is not dependant on a single sector and such dependence can lead to economic weakness beyond that experienced by the country as a whole. Minnesota residents also enjoy personal incomes that have been consistently above the nationwide norm. The state’s unemployment rate remained below the nation’s throughout the 12 months under review, falling from 6.7% at the beginning of the period

Annual Report | 49

Portfolio Breakdown

Franklin Minnesota Tax-Free Income Fund 2/29/12

% of Total
Long-Term Investments*

General Obligation	33.7%
Hospital & Health Care	19.6%
Utilities	14.5%
Higher Education	7.8%
Tax-Supported	6.3%
Transportation	5.9%
Housing	4.1%
Refunded	3.6%
Subject to Government Appropriations	3.1%
Other Revenue	1.4%

*Does not include short-term investments and other net assets.

to 5.7% in February 2012, which was considerably lower than the 8.3% national average.3 Employment in the government sector, however, became volatile beginning in July 2011 due to the legislature’s budget impasse and the resulting state government shutdown.

During the review period, the state of the budget stood in contrast to the strength of the economy. Lawmakers failed to pass a budget for the fiscal 2012-2013 biennium by June 30, 2011, the end of the 2011 fiscal year. Consequently, the state government was shut down until lawmakers finally reached an agreement on July 20. The delayed, finalized budget closed a budget gap through non-recurring measures and reductions in aid to local governments. In October 2011, Minnesota’s economy slowed to the point that lawmakers predicted another deficit. However, near period-end, lawmakers projected a budget surplus for the current two-year cycle, largely due to the receipt of federal funds and lower-than-expected spending on Medicaid. By law, these surplus funds must be used to restore the state’s depleted cash-flow account and budget reserves.

Minnesota’s debt levels historically have been a neutral to positive part of the state’s credit profile. Debt per capita was $1,159 and 2.8% of personal income, compared with the national medians of $1,066 and 2.8%.4 As Minnesota dealt with the outcome of fiscal stresses placed on revenues during the recession, independent credit rating agency Moody’s Investors Service in August revised the outlook on Minnesota’s general obligation (GO) bonds and state supported debt to negative from stable, while reaffirming the state’s Aa1 GO rating.5 The negative outlook reflected Minnesota’s various challenges while operating in an environment of heightened economic uncertainty: an increasingly negative undesignated unreserved fund balance, substantially depleted reserves, political gridlock that resulted in reliance on one-time measures to solve the current biennium’s budget gap, and the likelihood of ongoing structural budget weakness as a result of recent stopgap measures. However, Moody’s noted the state had many credit strengths underscored by strong economic fundamentals and financial management practices.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Moody’s rating of the Fund.

50 | Annual Report

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 51

Performance Summary as of 2/29/12

Franklin Minnesota Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FMINX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.88	$12.80	$11.92
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4588
Class C (Symbol: FMNIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.90	$12.92	$12.02
Distributions (3/1/11–2/29/12)
Dividend Income	$0.3914
Advisor Class (Symbol: FMNZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.89	$12.81	$11.92
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4708

52 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	11.44%	+	28.27%	+	61.55%
Average Annual Total Return[2]		+	6.69%	+	4.20%	+	4.46%
Avg. Ann. Total Return (3/31/12)[3]		+	6.08%	+	4.07%	+	4.52%
Distribution Rate[4]	3.42%
Taxable Equivalent Distribution Rate[5]	5.71%
30-Day Standardized Yield[6]	2.00%
Taxable Equivalent Yield[5]	3.34%
Total Annual Operating Expenses[7]	0.65%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	10.82%	+	24.94%	+	53.13%
Average Annual Total Return[2]		+	9.82%	+	4.55%	+	4.35%
Avg. Ann. Total Return (3/31/12)[3]		+	9.31%	+	4.41%	+	4.40%
Distribution Rate[4]	2.98%
Taxable Equivalent Distribution Rate[5]	4.98%
30-Day Standardized Yield[6]	1.54%
Taxable Equivalent Yield[5]	2.57%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	11.63%	+	28.70%	+	62.10%
Average Annual Total Return[2]		+	11.63%	+	5.18%	+	4.95%
Avg. Ann. Total Return (3/31/12)[3]		+	11.02%	+	5.05%	+	5.01%
Distribution Rate[4]	3.66%
Taxable Equivalent Distribution Rate[5]	6.11%
30-Day Standardized Yield[6]	2.18%
Taxable Equivalent Yield[5]	3.64%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 53

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

54 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Minnesota personal income tax rate of 40.10%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +19.23% and +6.83%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 55

Your Fund’s Expenses

Franklin Minnesota Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

56 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,054.50	$3.32
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.27
Class C
Actual	$1,000	$1,052.00	$6.12
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.02
Advisor Class
Actual	$1,000	$1,055.00	$2.81
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$2.77

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 57

Franklin Ohio Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Ohio Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Ohio Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.99 on February 28, 2011, to $12.96 on February 29, 2012. The

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 135.

58 | Annual Report

Dividend Distributions*
Franklin Ohio Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2011	4.30 cents	3.76 cents	3.75 cents	4.40 cents
April 2011	4.30 cents	3.76 cents	3.75 cents	4.40 cents
May 2011	4.30 cents	3.76 cents	3.75 cents	4.40 cents
June 2011	4.30 cents	3.82 cents	3.79 cents	4.40 cents
July 2011	4.30 cents	3.82 cents	3.79 cents	4.40 cents
August 2011	4.30 cents	3.82 cents	3.79 cents	4.40 cents
September 2011	4.20 cents	3.66 cents	3.63 cents	4.30 cents
October 2011	4.20 cents	3.66 cents	3.63 cents	4.30 cents
November 2011	4.20 cents	3.66 cents	3.63 cents	4.30 cents
December 2011**	5.55 cents	4.77 cents	4.74 cents	5.68 cents
January 2012	2.85 cents	2.45 cents	2.44 cents	2.92 cents
February 2012	4.20 cents	3.61 cents	3.59 cents	4.30 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/20/11 and 12/30/11 for each class as follows: Class A, 4.20 cents and 1.35 cents; Class B, 3.61 cents and 1.16 cents; Class C, 3.59 cents and 1.15 cents; and Advisor Class, 4.30 cents and 1.38 cents.

Fund’s Class A shares paid dividends totaling 51.09 cents per share for the same period.2 The Performance Summary beginning on page 62 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.59% based on an annualization of the current 4.05 cent per share dividend and the maximum offering price of $13.54 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Ohio personal income tax bracket of 38.85% would need to earn a distribution rate of 5.87% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline overall.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 59

State Update

Ohio’s economy continued its recovery during the reporting period. The state’s economic mix has grown increasingly diverse, but due to its heightened manufacturing exposure, job growth has consistently underperformed national trends during recessions as well as recoveries. The Utica Shale natural gas reserve, possibly one of the world’s largest natural gas fields, presented Ohio’s best prospects for job growth. A number of natural gas companies established drilling operations in the eastern side of the state that have begun to provide the local economy with jobs and tax revenue. Ohio’s unemployment rate improved from 8.9% at the beginning of the period to 7.6% in February 2012, compared with the 8.3% national rate.3

The governor signed Ohio’s 2012-2013 biennial budget in June 2011. Lawmakers closed a sizable gap without raising taxes by issuing savings and cost containment reforms to Medicaid, reducing aid to local governments and education, and using one-time resources. Ohio’s next budget is legally required to be adopted by June 30, 2012. Lawmakers debated during the reporting period about how to reform Ohio’s pension plan for public employees, which suffered from an increase in liabilities and a decline in the funding ratio. Two leading bills proposed by lawmakers would require public employees to work longer or retire at a later age.

Ohio has maintained a moderate debt level relative to the U.S. as a whole, with net tax-supported debt at $1,007 per capita and 2.8% of personal income, compared with the national medians of $1,066 and 2.8%.4 Independent credit rating agency Standard & Poor’s affirmed Ohio’s AA+ general obligation rating, and revised its outlook to stable from negative.5 The rating reflected the state’s track record of taking proactive and timely steps in managing budget shortfalls, availability of reserves, and vast and diverse economic base. The upgraded outlook reflected Ohio’s modest economic recovery and its progress in restoring structural balance to its budget.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate Standard & Poor’s rating of the Fund.

60 | Annual Report

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 61

Performance Summary as of 2/29/12

Franklin Ohio Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTOIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.97	$12.96	$11.99
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5109
Class B (Symbol: FBOIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.97	$13.01	$12.04
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4459
Class C (Symbol: FOITX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.99	$13.10	$12.11
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4432
Advisor Class (Symbol: FROZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.97	$12.96	$11.99
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5229

62 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.61%	+	26.07%	+	60.34%
Average Annual Total Return[2]		+	7.84%	+	3.84%	+	4.38%
Avg. Ann. Total Return (3/31/12)[3]		+	7.73%	+	3.73%	+	4.45%
Distribution Rate[4]	3.59%
Taxable Equivalent Distribution Rate[5]	5.87%
30-Day Standardized Yield[6]	2.41%
Taxable Equivalent Yield[5]	3.94%
Total Annual Operating Expenses[7]	0.63%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	11.97%	+	22.58%	+	53.52%
Average Annual Total Return[2]		+	7.97%	+	3.81%	+	4.38%
Avg. Ann. Total Return (3/31/12)[3]		+	7.91%	+	3.71%	+	4.44%
Distribution Rate[4]	3.16%
Taxable Equivalent Distribution Rate[5]	5.17%
30-Day Standardized Yield[6]	1.97%
Taxable Equivalent Yield[5]	3.22%
Total Annual Operating Expenses[7]	1.18%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.05%	+	22.66%	+	51.87%
Average Annual Total Return[2]		+	11.05%	+	4.17%	+	4.27%
Avg. Ann. Total Return (3/31/12)[3]		+	10.89%	+	4.07%	+	4.34%
Distribution Rate[4]	3.15%
Taxable Equivalent Distribution Rate[5]	5.15%
30-Day Standardized Yield[6]	1.97%
Taxable Equivalent Yield[5]	3.22%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.72%	+	26.53%	+	60.92%
Average Annual Total Return[2]		+	12.72%	+	4.82%	+	4.87%
Avg. Ann. Total Return (3/31/12)[3]		+	12.65%	+	4.71%	+	4.95%
Distribution Rate[4]	3.84%
Taxable Equivalent Distribution Rate[5]	6.28%
30-Day Standardized Yield[6]	2.63%
Taxable Equivalent Yield[5]	4.30%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 63

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

64 | Annual Report

Annual Report | 65

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Ohio personal income tax rate of 38.85%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +23.37% and +5.90%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

66 | Annual Report

Your Fund’s Expenses

Franklin Ohio Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 67

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,059.20	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
Class B
Actual	$1,000	$1,055.30	$6.08
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$5.97
Class C
Actual	$1,000	$1,055.60	$6.03
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92
Advisor Class
Actual	$1,000	$1,058.80	$2.71
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.19%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

68 | Annual Report

Franklin Oregon Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Oregon Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.48 on February 28, 2011, to $12.45 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 50.39 cents per share for the same period.2 The Performance Summary beginning on page 72 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.65% based on an annualization of the current 3.95 cent per share dividend

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 148.

Annual Report | 69

Dividend Distributions*
Franklin Oregon Tax-Free Income Fund
Dividend per Share
Month	Class A	Class C	Advisor Class
March 2011	4.25 cents	3.75 cents	4.34 cents
April 2011	4.25 cents	3.75 cents	4.34 cents
May 2011	4.25 cents	3.75 cents	4.34 cents
June 2011	4.25 cents	3.74 cents	4.34 cents
July 2011	4.25 cents	3.74 cents	4.34 cents
August 2011	4.25 cents	3.74 cents	4.34 cents
September 2011	4.20 cents	3.64 cents	4.29 cents
October 2011	4.20 cents	3.64 cents	4.29 cents
November 2011	4.20 cents	3.64 cents	4.29 cents
December 2011**	5.15 cents	4.42 cents	5.29 cents
January 2012	2.95 cents	2.54 cents	3.03 cents
February 2012	4.05 cents	3.48 cents	4.16 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** The December per-share dividend consisted of payments on 12/21/11 and 12/30/11 for each class as follows: Class A, 4.05 cents and 1.10 cents; Class C, 3.48 cents and 0.94 cents; and Advisor Class, 4.16 cents and 1.13 cents.

and the maximum offering price of $13.00 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Oregon personal income tax bracket of 41.44% would need to earn a distribution rate of 6.23% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. The reduction in dividend distributions from the start to the end of the period under review reflected generally declining interest rates. Additionally, investor demand was strong for municipal bonds in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

State Update

Oregon’s economic recovery continued, albeit at a slower pace than the nation’s, aided by its low electricity costs and proximity to Asian markets, which make it a center of high-tech manufacturing. The state’s dependence on personal income taxes, however, posed challenges for Oregon as slow job growth weighed on tax collection revenues. The education and health services, mining and logging, and other services sectors posted gains, while the government, manufacturing, and

70 | Annual Report

professional and business services sectors lost jobs. The state’s 8.8% unemployment rate was higher than the 8.3% national rate in February 2012.3

The 2009-2011 biennial budget resolved a sizable shortfall through a combination of reduced expenditures, new revenues from increased personal and corporate income taxes, federal stimulus funds and the state’s own reserves. To rebalance the budget in light of falling tax receipts during and just after the recession, the governor made across-the-board general fund reductions that allowed the state to end the biennium with a small operating surplus. The 2011-2013 budget, as adopted, assumed moderate revenue growth and did not incorporate tax increases or much in the way of one-time measures. Later in the period, however, state officials revised their economic and revenue forecasts downward, and a special legislative session convened in February 2012 to address the budget shortfall.

Oregon’s debt levels were significantly higher than U.S. averages, with net tax-supported debt of $2,006 per capita and 5.6% of personal income compared with the national medians of $1,066 and 2.8%.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AA+ rating of Oregon’s general obligation debt with a stable outlook.5 The rating reflected the state’s sound financial practices, willingness to make budget adjustments to correct structural imbalances, mechanisms to capitalize on rainy day funds and above-average pension funding ratio, while the outlook reflected S&P’s expectation the state will be able to add to its education stability and rainy day funds despite slower revenue growth.5

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate S&P’s rating of the Fund.

Portfolio Breakdown

Franklin Oregon Tax-Free Income Fund 2/29/12

% of Total
Long-Term Investments*

General Obligation	30.7%
Hospital & Health Care	18.6%
Tax-Supported	9.1%
Transportation	8.9%
Refunded	8.8%
Utilities	8.4%
Higher Education	7.1%
Subject to Government Appropriations	5.5%
Other Revenue	1.6%
Housing	1.3%

*Does not include short-term investments and other net assets.

Annual Report | 71

Performance Summary as of 2/29/12

Franklin Oregon Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRORX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.97	$12.45	$11.48
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5039
Class C (Symbol: FORIX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.98	$12.60	$11.62
Distributions (3/1/11–2/29/12)
Dividend Income	$0.4391
Advisor Class (Symbol: FOFZX)			Change	2/29/12	2/28/11
Net Asset Value (NAV)		+$	0.98	$12.46	$11.48
Distributions (3/1/11–2/29/12)
Dividend Income	$0.5154

72 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.11%	+	28.93%	+	66.30%
Average Annual Total Return[2]		+	8.30%	+	4.30%	+	4.76%
Avg. Ann. Total Return (3/31/12)[3]		+	7.98%	+	4.23%	+	4.87%
Distribution Rate[4]	3.65%
Taxable Equivalent Distribution Rate[5]	6.23%
30-Day Standardized Yield[6]	2.39%
Taxable Equivalent Yield[5]	4.08%
Total Annual Operating Expenses[7]	0.63%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.44%	+	25.39%	+	57.39%
Average Annual Total Return[2]		+	11.44%	+	4.63%	+	4.64%
Avg. Ann. Total Return (3/31/12)[3]		+	11.24%	+	4.56%	+	4.74%
Distribution Rate[4]	3.17%
Taxable Equivalent Distribution Rate[5]	5.41%
30-Day Standardized Yield[6]	1.96%
Taxable Equivalent Yield[5]	3.35%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	13.31%	+	29.35%	+	66.85%
Average Annual Total Return[2]		+	13.31%	+	5.28%	+	5.25%
Avg. Ann. Total Return (3/31/12)[3]		+	13.02%	+	5.21%	+	5.36%
Distribution Rate[4]	3.91%
Taxable Equivalent Distribution Rate[5]	6.68%
30-Day Standardized Yield[6]	2.60%
Taxable Equivalent Yield[5]	4.44%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 73

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

74 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Oregon personal income tax rate of 41.44%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +21.92% and +6.11%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB-or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 75

Your Fund’s Expenses

Franklin Oregon Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

76 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/11	Value 2/29/12	Period* 9/1/11–2/29/12
Actual	$1,000	$1,063.00	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
Class C
Actual	$1,000	$1,060.20	$6.04
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92
Advisor Class
Actual	$1,000	$1,063.50	$2.72
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 77

Franklin Pennsylvania Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

78 | Annual Report

We are pleased to bring you Franklin Pennsylvania Tax-Free Income Fund’s annual report for the fiscal year ended February 29, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $9.83 on February 28, 2011, to $10.79 on February 29, 2012. The Fund’s Class A shares paid dividends totaling 44.95 cents per share for the same period.2 The Performance Summary beginning on page 81 shows that at the

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 159.

Dividend Distributions*
Franklin Pennsylvania Tax-Free Income Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
March 2011	3.69 cents	3.28 cents	3.26 cents	3.76 cents
April 2011	3.69 cents	3.28 cents	3.26 cents	3.76 cents
May 2011	3.69 cents	3.28 cents	3.26 cents	3.76 cents
June 2011	3.75 cents	3.33 cents	3.31 cents	3.83 cents
July 2011	3.75 cents	3.33 cents	3.31 cents	3.83 cents
August 2011	3.75 cents	3.33 cents	3.31 cents	3.83 cents
September 2011	3.75 cents	3.28 cents	3.26 cents	3.84 cents
October 2011	3.75 cents	3.28 cents	3.26 cents	3.84 cents
November 2011	3.75 cents	3.28 cents	3.26 cents	3.84 cents
December 2011**	4.95 cents	4.28 cents	4.29 cents	5.06 cents
January 2012	2.55 cents	2.20 cents	2.21 cents	2.60 cents
February 2012	3.75 cents	3.24 cents	3.25 cents	3.83 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**The December per-share dividend distribution consisted of payments on 12/20/11 and 12/30/11 for each class as follows: Class A, 3.75 cents and 1.20 cents; Class B, 3.24 cents and 1.04 cents; Class C, 3.25 cents and 1.04 cents; and Advisor Class, 3.83 cents and 1.23 cents.

end of this reporting period the Fund’s Class A shares’ distribution rate was 3.88% based on an annualization of the current 3.64 cent per share dividend and the maximum offering price of $11.27 on February 29, 2012. An investor in the 2012 maximum combined effective federal and Pennsylvania personal income tax bracket of 37.00% would need to earn a distribution rate of 6.16% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary.

Commonwealth Update

Pennsylvania’s diverse economy continued to outperform the national economy during the reporting period. The commonwealth suffered severe job losses during the recession, but its employment base began growing out of the recession ahead of the U.S. The Marcellus Shale natural gas reserve, possibly the world’s second-largest natural gas field, appears to be Pennsylvania’s largest prospect for job growth. Several natural gas companies have spent billions to drill wells in the region. With the number of wells increasing rapidly, the expanded natural gas industry could contribute significantly to the commonwealth’s economy by

Annual Report | 79

Portfolio Breakdown
Franklin Pennsylvania Tax-Free Income Fund
2/29/12
% of Total
Long-Term Investments*
Higher Education	23.3%
General Obligation	21.9%
Hospital & Health Care	13.8%
Utilities	12.9%
Tax-Supported	7.3%
Refunded	6.6%
Transportation	5.8%
Housing	3.9%
Subject to Government Appropriations	2.5%
Other Revenue	2.0%

*Does not include short-term investments and other
net assets.

the end of the decade. Although Pennsylvania’s unemployment rate remained high, it stayed below the nation’s throughout the period. At period-end, the commonwealth’s unemployment rate was 7.6%, which was lower than the national rate of 8.3%.3

Lawmakers passed Pennsylvania’s fiscal year 2012 budget on time in June 2011. The plan largely addressed a shortfall in revenue collections by issuing cuts to government services, especially education and human services. Near period-end, however, lawmakers projected a shortfall in the state’s general fund due to weak sales, personal income and corporate tax collections. In response, the governor announced he would freeze funding allocated to agencies under his control.

Pennsylvania’s debt levels were moderate and in line with national medians. Net tax-supported debt was 2.7% of personal income and $1,075 per capita, compared with the 2.8% and $1,066 national medians.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the AA rating and stable outlook of Pennsylvania’s existing general obligation bonds.5 The rating reflected the commonwealth’s diverse economic base, high wealth levels, historically adequate reserves and moderate debt profile, offset by its growing unfunded pension liability. The stable outlook reflected S&P’s expectation the commonwealth would address its structural deficit in future fiscal years.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

5. This does not indicate S&P’s rating of the Fund.

80 | Annual Report

Performance Summary as of 2/29/12

Franklin Pennsylvania Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 81

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

82 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 83

84 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/29/12.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/11 for the maximum combined effective federal and Pennsylvania personal income tax rate of 37.00%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the month ended 2/29/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +22.31% and +7.98%.

9. Source: © 2012 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 85

Your Fund’s Expenses

Franklin Pennsylvania Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

86 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 87

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

88 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 89

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

90 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bFor the period July 1, 2008 (effective date) to February 28, 2009.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eEffective September 1, 2008, the redemption fee was eliminated.
fAmount rounds to less than $0.01 per share.
gTotal return is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 91

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.9%		
Arizona 84.7%		
Arizona Board of Regents Arizona State University System Revenue, Series C, 6.00%,		
7/01/26	$ 2,500,000	$ 2,979,650
7/01/27	3,000,000	3,567,870
7/01/28	3,350,000	3,964,926
Arizona Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College, 5.125%, 1/01/30	2,250,000	2,413,777
Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network, Pre-Refunded, 5.75%, 12/01/32	3,280,000	3,442,786
Arizona Health Facilities Authority Revenue,		
Banner Health, Refunding, Series D, BHAC Insured, 5.50%, 1/01/38	15,000,000	16,206,000
Banner Health, Series A, 5.00%, 1/01/35	10,000,000	10,461,400
Banner Health, Series D, 5.50%, 1/01/38	17,500,000	18,935,350
Catholic Healthcare West, Series B1, 5.25%, 3/01/39	10,000,000	10,686,700
Arizona School Facilities Board COP, 5.50%, 9/01/23	10,000,000	11,489,500
Arizona State Board of Regents University System Revenue, Series A, 5.00%, 6/01/39	8,650,000	9,386,547
Arizona State COP, Department of Administration,		
Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,675,635
Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	6,418,310
Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,538,150
Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,305,130
Arizona State Lottery Revenue, Series A, AGMC Insured, 5.00%,		
7/01/28	15,540,000	17,279,548
7/01/29	7,500,000	8,296,125
Arizona State Municipal Financing Program COP, Refunding, Series 14, AMBAC Insured, 5.00%, 8/01/33	1,000,000	1,007,230
Arizona State Transportation Board Highway Revenue, Subordinated Highway, Refunding, Series A, 5.00%, 7/01/36	10,000,000	11,209,200
Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30	17,250,000	17,807,520
Arizona State University Revenues, NATL RE, FGIC Insured, 5.00%,		
7/01/23	2,890,000	2,922,686
7/01/25	2,250,000	2,272,432
Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility, Series A, NATL Insured, 5.00%, 7/01/28	7,000,000	7,115,080
Downtown Phoenix Hotel Corp. Revenue,		
Senior Series A, FGIC Insured, 5.00%, 7/01/40	14,585,000	12,805,630
sub. bond, Series B, NATL RE, FGIC Insured, 5.00%, 7/01/36	18,995,000	19,297,210
sub. bond, Series B, NATL RE, FGIC Insured, 5.00%, 7/01/40	12,845,000	12,912,693
Gilbert Public Facilities Municipal Property Corp. Revenue, 5.50%, 7/01/28	10,000,000	11,483,300
Gilbert Water Resource Municipal Property Corp. Water System Development Fee and Water Revenue, sub. lien, NATL Insured, 5.00%, 10/01/29	25,000,000	26,454,500
Glendale IDA Hospital Revenue, John C. Lincoln Health, Refunding,		
5.00%, 12/01/32	4,025,000	4,004,110
5.00%, 12/01/42	12,870,000	12,572,703
Series B, 5.00%, 12/01/37	3,000,000	2,940,180
Glendale IDAR, Midwestern University,		
5.00%, 5/15/35	5,000,000	5,235,750
5.125%, 5/15/40	10,000,000	10,486,600
Refunding, 5.00%, 5/15/31	3,455,000	3,708,770

92 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Glendale Water and Sewer Revenue,
senior lien, Obligations, Refunding, 5.00%, 7/01/27	$1,365,000	$1,603,097
senior lien, Obligations, Refunding, 5.00%, 7/01/28	1,825,000	2,127,476
sub. lien, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/23	2,000,000	2,125,320
Glendale Western Loop 101 Public Facilities Corp. Excise Tax Revenue, third lien, Series A,
6.25%, 7/01/38	10,000,000	10,428,600
Goodyear Community Facilities Utilities District No. 1 GO, AMBAC Insured, 5.00%,
7/15/32	7,500,000	7,936,200
Goodyear Water and Sewer Revenue, sub. lien,
Obligations, Refunding, AGMC Insured, 5.50%, 7/01/41	1,500,000	1,640,565
Refunding, AGMC Insured, 5.25%, 7/01/31	1,000,000	1,106,260
Greater Arizona Development Authority Infrastructure Revenue, Series B, NATL Insured,
5.00%, 8/01/35	9,090,000	9,432,148
Marana Municipal Property Corp. Municipal Facilities Revenue,
Refunding, NATL Insured, 5.25%, 7/01/22	1,100,000	1,110,483
Series A, 5.00%, 7/01/28	3,000,000	3,260,190
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	15,557,896
Maricopa County IDA, MFHR,
Senior National Health Facilities II, Project A, AGMC Insured, ETM, 5.50%, 1/01/18	2,000,000	2,322,200
Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22	1,650,000	1,649,984
Maricopa County IDA Health Facility Revenue,
Catholic Healthcare West Project, Refunding, Series A, 5.375%, 7/01/23	7,000,000	7,556,500
Catholic Healthcare West Project, Refunding, Series A, 5.50%, 7/01/26	13,950,000	14,904,319
Catholic Healthcare West Project, Refunding, Series A, 6.00%, 7/01/39	4,860,000	5,468,083
Mayo Clinic, 5.00%, 11/15/36	16,250,000	16,992,137
Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Series A,
NATL Insured, ETM, 7.00%, 12/01/16	1,890,000	2,233,413
Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Care, Refunding, Series A,
GNMA Secured, 5.00%, 8/20/35	1,725,000	1,787,549
Maricopa County PCC, PCR,
El Paso Electric Co. Project, Series A, 7.25%, 2/01/40	10,000,000	11,765,500
Public Service Co. Palo Verde Project, Series A, AMBAC Insured, 5.05%, 5/01/29	11,500,000	11,596,140
Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	16,040,201
Various, Public Service Co., Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,393,650
Maricopa County School District No. 83 Cartwright Elementary GO, School Improvement
Project of 2010, Series A, AGMC Insured, 5.375%, 7/01/30	5,415,000	6,110,665
Maricopa County USD No. 48 Scottsdale GO, School Improvement, Project of 2010, Series B,
4.50%, 7/01/27	2,200,000	2,462,746
4.50%, 7/01/28	1,865,000	2,073,321
4.75%, 7/01/29	2,850,000	3,230,560
4.75%, 7/01/30	2,100,000	2,364,096
Maricopa County USD No. 89 Dysart GO, School Improvement, Project 06, Series B, AGMC
Insured, 5.00%, 7/01/27	5,015,000	5,486,711
McAllister Academic Village LLC Revenue, Arizona State University Hassayampa, Refunding,
5.25%, 7/01/33	5,000,000	5,380,500
5.00%, 7/01/38	5,000,000	5,236,750
Assured Guaranty, 5.25%, 7/01/33	2,525,000	2,739,246
Assured Guaranty, 5.00%, 7/01/38	3,825,000	4,038,779

Annual Report | 93

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Arizona (continued)		
Mesa Utility System Revenue, NATL Insured, Pre-Refunded, 5.00%, 7/01/26	$ 7,000,000	$ 7,753,830
Navajo County PCC Revenue, Mandatory Put 6/01/16, Series E, 5.75%, 6/01/34	6,000,000	6,888,780
Navajo County School District GO, School Improvement, Project of 2008, Assured Guaranty, 5.50%, 7/01/28	1,045,000	1,238,942
Nogales Municipal Development Authority Inc. GO, NATL Insured, 5.00%, 6/01/36	3,890,000	3,976,086
Northern Arizona University COP, Northern Arizona University Research Projects, AMBAC Insured, 5.00%, 9/01/30	2,000,000	2,048,360
Northern Arizona University System Revenues, 5.00%, 6/01/38	5,000,000	5,248,000
Phoenix Civic Improvement Corp. Airport Revenue,		
junior lien, Series A, 5.00%, 7/01/40	10,000,000	10,549,200
senior lien, Series A, 5.00%, 7/01/38	10,000,000	10,616,300
senior lien, Series B, NATL RE, FGIC Insured, 5.25%, 7/01/22	3,000,000	3,016,410
senior lien, Series B, NATL RE, FGIC Insured, 5.25%, 7/01/23	5,000,000	5,025,600
senior lien, Series B, NATL RE, FGIC Insured, 5.25%, 7/01/27	15,250,000	15,310,237
Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL RE, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,		
7/01/27	3,945,000	4,431,182
7/01/28	2,000,000	2,240,620
7/01/29	2,000,000	2,234,780
7/01/36	5,000,000	5,321,550
7/01/37	7,000,000	7,414,260
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinated, Civic Plaza Expansion Project, Series A, NATL RE, FGIC Insured, 5.00%,		
7/01/35	2,050,000	2,151,455
7/01/41	5,000,000	5,198,000
Phoenix Civic Improvement Corp. Wastewater System Revenue,		
junior lien, Refunding, AGMC Insured, 5.00%, 7/01/37	5,515,000	5,877,391
junior lien, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/28	2,000,000	2,123,240
junior lien, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/29	3,405,000	3,584,716
senior lien, Refunding, 5.50%, 7/01/24	2,500,000	2,981,125
Phoenix Civic Improvement Corp. Water System Revenue, junior lien,		
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 7/01/26	3,250,000	3,300,537
Series A, 5.00%, 7/01/39	14,780,000	16,250,462
Phoenix GO, Various Purpose, Series B,		
5.00%, 7/01/27	4,845,000	4,910,747
Pre-Refunded, 5.00%, 7/01/27	3,515,000	3,569,658
Phoenix IDA Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured, 5.00%,		
9/15/21	4,300,000	4,305,676
9/15/28	4,000,000	4,002,000
Phoenix IDA Student Housing Revenue, Downtown Phoenix Student Housing LLC,		
Series A, AMBAC Insured, 5.00%, 7/01/37	18,095,000	13,156,513
Series C, AMBAC Insured, 5.00%, 7/01/37	9,350,000	6,271,793
Pima County IDA Lease Revenue,		
Clark County Detention Facility Project, 5.00%, 9/01/39	15,000,000	15,469,200
Metro Police Facility, Nevada Project, Series A, 5.375%, 7/01/39	2,000,000	2,101,640
Metro Police Facility, Nevada Project, Series A, 5.50%, 7/01/39	7,500,000	7,938,975
Pima County Arizona, 5.125%, 9/01/27	8,655,000	9,230,644

94 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Pinal County Electric District No. 3 Revenue, Refunding, 5.25%,
7/01/33	$1,500,000	$1,634,865
7/01/41	6,800,000	7,226,972
Pinal County Electric District No. 4 Electric System Revenue, 6.00%,
12/01/23	525,000	575,411
12/01/28	740,000	795,396
12/01/38	1,150,000	1,206,293
Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub. lien, Assured Guaranty,
6.50%, 7/15/24	4,220,000	5,036,992
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Salt River Project, Series A, 5.00%, 1/01/37	14,000,000	15,013,880
Salt River Project, Series A, 5.00%, 1/01/39	5,000,000	5,499,200
Series A, 5.00%, 1/01/38	7,000,000	7,648,620
Salt Verde Financial Corp. Senior Gas Revenue, 5.00%,
12/01/32	10,000,000	10,220,400
12/01/37	7,500,000	7,531,875
Scottsdale GO, Project of 2004, Preserve Acquisition, 3.50%, 7/01/26	10,650,000	11,532,672
Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.25%,
9/01/30	5,000,000	5,071,400
Scottsdale Municipal Property Corp. Excise Tax Revenue, Water and Sewer Improvements Project,
5.00%, 7/01/33	10,660,000	12,110,080
Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured, 5.00%,
12/01/30	5,160,000	5,097,770
12/01/35	2,000,000	1,935,060
Tempe Excise Tax Revenue, Series A, 5.00%, 7/01/31	2,325,000	2,708,834
Tempe IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
7/01/28	4,275,000	4,298,042
7/01/34	11,510,000	11,517,942
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31	10,000,000	10,007,500
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A, AMBAC
Insured, 5.00%, 7/15/32	1,000,000	1,002,780
Tucson Water System Revenue,
5.00%, 7/01/32	5,000,000	5,681,400
Refunding, 5.00%, 7/01/28	1,230,000	1,381,130
Refunding, 5.00%, 7/01/29	1,765,000	1,973,288
University Medical Center Corp. Hospital Revenue,
5.00%, 7/01/35	7,000,000	7,016,520
6.50%, 7/01/39	4,750,000	5,317,815
Refunding, 6.00%, 7/01/39	5,000,000	5,553,500
University of Arizona COP, University of Arizona Projects, Series B, AMBAC Insured, 5.00%,
6/01/26	7,070,000	7,246,467
6/01/28	7,000,000	7,159,250
6/01/31	5,565,000	5,674,575
Yavapai County IDA Hospital Facility Revenue, Yavapai Regional Medical Center,
Series A, 6.00%, 8/01/33	2,000,000	2,025,080
Series B, 5.625%, 8/01/33	2,315,000	2,385,677
Series B, 5.625%, 8/01/37	12,435,000	12,658,208
		898,927,086

Annual Report | 95

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Arizona Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 13.2%
Puerto Rico 13.2%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
Refunding, 5.50%, 5/15/39	$5,000,000	$4,916,450
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 5.75%, 7/01/41	5,000,000	5,447,400
Series A, 5.375%, 7/01/28	3,355,000	3,364,059
Series A, 5.25%, 7/01/37	10,000,000	10,365,200
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series ZZ, 5.25%,
7/01/26	10,870,000	12,107,984
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Hospital Revenue, Dr. Pila Hospital Project, Refunding, FHA Insured,
5.875%, 8/01/12	15,000	15,054
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	8,190,000	8,227,756
Series I, Pre-Refunded, 5.375%, 7/01/34	40,000,000	44,486,400
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding,
Series B, 5.50%, 8/01/31	17,500,000	18,759,825
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first sub., Series A, 5.50%, 8/01/37	6,000,000	6,553,620
first sub., Series C, 5.25%, 8/01/41	10,930,000	11,767,347
Refunding, Series C, 5.00%, 8/01/46	12,500,000	13,441,000
Total Municipal Bonds (Cost $985,224,972) 97.9%		1,038,379,181
Other Assets, less Liabilities 2.1%		22,768,845
Net Assets 100.0%		$1,061,148,026

See Abbreviations on page 192.

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 99

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 99.9%
Colorado 89.5%
Adams County Revenue, Platte Valley Medical Center, Refunding, NATL Insured, 5.00%,
2/01/31	$10,000,000	$10,529,900
Adams State College Auxiliary Facilities Revenue, Improvement, Series A, 5.50%,
5/15/34	2,000,000	2,242,900
5/15/39	2,150,000	2,385,210
Arapahoe County Water and Wastewater GO, Refunding, Series A, NATL Insured, 5.125%,
12/01/32	15,000,000	15,110,850
Aurora COP, Refunding, Series A, 5.00%, 12/01/30	5,680,000	6,326,270
Aurora Hospital Revenue, Children’s Hospital Assn., 5.00%, 12/01/40	2,500,000	2,618,400
Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
8/01/36	5,880,000	6,334,759
8/01/39	10,000,000	10,758,100
Bell Mountain Ranch Metropolitan District GO, Refunding, AGMC Insured, 5.00%, 12/01/39	3,160,000	3,355,004
Boulder County Development Revenue, University Corp. of Atmospheric Research, NATL Insured,
5.00%, 9/01/33	1,500,000	1,508,040
Boulder Larimer and Weld Counties Vrain Valley School District RE-1J GO, 5.00%, 12/15/33	5,300,000	5,969,761
Boulder Valley School District No. RE-2 Boulder GO, 5.00%, 12/01/34	6,000,000	6,746,280
Bowles Metropolitan District GO, Refunding, AGMC Insured, 5.00%, 12/01/33	2,500,000	2,554,950
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty,
5.25%, 12/01/34	5,380,000	6,102,857
Broadlands Metropolitan District No. 2 GO, Refunding, NATL Insured, 5.25%, 12/01/34	8,655,000	9,123,236
Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC Insured,
5.00%, 12/01/27	10,000,000	10,128,400
Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%,
12/01/31	7,500,000	7,583,175
Colorado Department of Transportation COP, NATL Insured, 5.00%, 6/15/34	6,915,000	7,129,088
Colorado Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, 5.00%, 2/15/40	5,280,000	5,540,885
James Irwin Charter School, Refunding and Improvement, CIFG Insured, 5.00%, 8/01/37	6,060,000	6,114,843
Student Housing, Campus Village Apartments, Refunding, 5.50%, 6/01/38	9,000,000	9,238,680
Student Housing, University of Colorado Foundation Project, AMBAC Insured, Pre-Refunded,
5.00%, 7/01/27	6,545,000	6,642,455
Student Housing, University of Colorado Foundation Project, AMBAC Insured, Pre-Refunded,
5.00%, 7/01/32	10,005,000	10,153,974
Colorado Health Facilities Authority Revenue,
Evangelical Lutheran Project, 5.25%, 6/01/31	4,000,000	4,092,640
Evangelical Lutheran Project, Series A, 5.25%, 6/01/34	3,500,000	3,533,530
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
12/01/25	3,050,000	3,109,018
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
12/01/26	3,205,000	3,239,774
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
12/01/27	3,365,000	3,377,417
Hospital, Longmont United Hospital Project, Refunding, Series B, Radian Insured, 5.00%,
12/01/30	3,000,000	2,939,010
Colorado HFAR,
MF, Project II, Series A-2, 5.30%, 10/01/23	1,395,000	1,396,200
MF, Project II, Series A-2, 5.375%, 10/01/32	3,060,000	3,062,050
MFH Insured Mortgage, Series C-3, 6.05%, 10/01/32	475,000	475,532

100 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Colorado (continued)		
Colorado School of Mines Enterprises Revenue, Refunding and Improvement, Series A, 5.25%, 12/01/37	$ 2,000,000	$ 2,167,160
Colorado Springs Hospital Revenue,		
6.375%, 12/15/30	3,785,000	3,790,867
Refunding, 6.25%, 12/15/33	8,500,000	9,378,390
Colorado Springs Public Facilities Authority COP, U.S. Olympic Committee Project, Assured Guaranty, 5.00%, 11/01/39	11,305,000	12,082,106
Colorado Springs Utilities Revenue,		
Series D-1, 5.25%, 11/15/33	5,000,000	5,780,550
sub. lien, System Improvement, Series B, 5.00%, 11/15/33	3,000,000	3,116,970
Colorado State Board of Governors University Enterprise System Revenue, Series A,		
5.00%, 3/01/34	2,250,000	2,476,665
[a]5.00%, 3/01/38	5,000,000	5,582,950
5.00%, 3/01/39	7,200,000	7,827,192
NATL RE, FGIC Insured, 5.00%, 3/01/37	13,000,000	13,806,000
Colorado State Building Excellent School Today COP, Series G, 5.00%, 3/15/32	10,000,000	11,160,600
Colorado State COP, University of Colorado Denver Health Sciences Center Fitzsimons Academic Facility Project, Series B, NATL Insured, 5.00%, 11/01/30	5,000,000	5,249,750
Colorado State Health Facilities Authority Revenue,		
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,311,100
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,967,725
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,373,260
Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 6.125%, 6/01/38	4,500,000	4,634,370
Hospital, NCMC Inc. Project, Series A, AGMC Insured, 5.50%, 5/15/30	7,900,000	8,806,367
Hospital, Refunding, Series C, AGMC Insured, 5.25%, 3/01/40	5,000,000	5,294,700
Parkview Medical Center Inc. Project, Series A, 5.00%, 9/01/37	8,000,000	8,165,280
Poudre Valley Health Care Inc. and Medical Center of the Rockies, Refunding, Series A, AGMC Insured, 5.20%, 3/01/31	9,500,000	10,304,175
Refunding, 6.00%, 10/01/35	5,500,000	6,064,740
Refunding, 5.00%, 1/01/40	7,320,000	7,711,547
Valley View Hospital Assn. Project, Refunding, 5.75%, 5/15/36	2,000,000	2,082,140
Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29	4,000,000	3,988,480
Colorado State Higher Education Capital Construction Lease Purchase Financing Program COP,		
5.50%, 11/01/27	5,245,000	5,905,870
Pre-Refunded, 5.50%, 11/01/27	2,030,000	2,615,229
Colorado Water Resources and Power Development Authority Clean Water Revenue, Series A, 6.30%, 9/01/14	25,000	25,102
Colorado Water Resources and Power Development Authority Water Resources Revenue,		
Arapahoe County Water Improvement, Series E, NATL Insured, 5.00%, 12/01/35	10,000,000	10,235,300
Parker Water and Sanitary District, NATL Insured, 5.00%, 9/01/30	5,000,000	5,113,750
Series C, 5.00%, 9/01/36	1,900,000	2,092,945
Commerce City COP, AMBAC Insured, 5.00%, 12/15/37	13,975,000	14,404,731
Denver City and County Airport Revenue,		
Series B, Pre-Refunded, 5.50%, 11/15/33	5,000,000	5,443,550
Series D, 7.75%, 11/15/13	340,000	355,630
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured, 5.00%, 12/01/30	14,500,000	14,463,895

Annual Report | 101

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Colorado (continued)		
Denver Health and Hospital Authority Healthcare Revenue,		
5.50%, 12/01/30	$ 1,500,000	$ 1,558,800
5.625%, 12/01/40	4,000,000	4,166,280
Refunding, Series A, 5.25%, 12/01/31	9,250,000	9,471,075
Series A, Pre-Refunded, 6.25%, 12/01/33	3,250,000	3,762,525
Dove Valley Metropolitan District Arapahoe County GO, Refunding, AGMC Insured, 5.00%, 11/01/35	3,350,000	3,513,815
E-470 Public Highway Authority Revenue,		
5.25%, 9/01/25	2,500,000	2,669,250
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/33	3,000,000	858,150
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	2,412,540
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	3,765,344
Series D1, NATL Insured, 5.50%, 9/01/24	2,500,000	2,705,550
El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%, 12/20/32	1,890,000	1,900,338
Erie Wastewater Enterprise Revenue, Series A, Assured Guaranty, 5.00%,		
12/01/33	2,860,000	3,132,243
12/01/37	5,120,000	5,482,189
Erie Water Enterprise Revenue, Series A, AGMC Insured, 5.00%, 12/01/32	10,000,000	10,832,700
Fort Lewis College Board Trustees Enterprise Revenue, Series B-1, NATL RE, FGIC Insured, 5.00%, 10/01/37	12,830,000	13,315,487
Gunnison Watershed School District No. RE-1J GO, 5.25%, 12/01/33	1,240,000	1,414,716
Ignacio School District GO, 11JT, 5.00%, 12/01/31	1,215,000	1,406,618
Meridian Metropolitan District GO, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,187,050
Mesa State College Auxiliary Facilities Enterprise Revenue,		
Pre-Refunded, 6.00%, 5/15/38	7,000,000	9,067,450
Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,798,082
Mesa State College College Enterprise Revenue, BHAC Insured, 5.125%, 5/15/37	5,765,000	6,002,979
Park Creek Metropolitan District Revenue,		
Senior Limited Property Tax, Refunding, AGMC Insured, 6.00%, 12/01/38	2,500,000	2,837,875
Senior Limited Property Tax, Refunding, AGMC Insured, 6.125%, 12/01/41	2,500,000	2,844,875
Senior Property Tax Support, Refunding and Improvement, Assured Guaranty, 6.375%, 12/01/37	7,000,000	8,031,380
[a] Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37	12,000,000	13,504,080
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	8,121,622
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	12,434,400
[a] Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	10,915,100
Pueblo Urban Renewal Authority Revenue, Refunding and Improvement, Series B,		
5.25%, 12/01/28	1,000,000	1,138,000
5.50%, 12/01/31	1,010,000	1,149,491
5.25%, 12/01/38	3,615,000	3,888,656
Rangeview Library District COP, Rangeview Library District Projects, Assured Guaranty, 5.00%, 12/15/30	4,115,000	4,453,376
Regional Transportation District COP, Series A, 5.375%, 6/01/31	19,000,000	21,298,620
Regional Transportation District Sales Tax Revenue,		
5.00%, 11/01/38	11,000,000	12,274,680
FasTracks Project, Series A, AMBAC Insured, 5.00%, 11/01/31	14,150,000	15,557,783

102 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Colorado Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Thornton Development Authority Tax Increment Revenue, North Washington Street Urban Renewal,
NATL Insured, 5.00%, 12/01/29	$6,100,000	$6,421,531
Thornton Water Enterprise Revenue, NATL Insured, 5.00%, 12/01/29	7,010,000	7,424,992
Triview Metropolitan District GO, Refunding, 5.00%, 11/01/34	10,855,000	11,586,301
University of Colorado COP, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/33	3,570,000	3,777,310
University of Colorado Enterprise System Revenue,
Series A, 5.375%, 6/01/38	3,000,000	3,399,840
University of Colorado Regents, NATL Insured, 5.00%, 6/01/32	3,000,000	3,290,280
University of Colorado Hospital Authority Revenue,
Refunding, 6.00%, 11/15/29	5,000,000	5,684,750
Series A, 5.00%, 11/15/37	2,000,000	2,050,760
Series A, 5.25%, 11/15/39	3,000,000	3,119,790
University of Northern Colorado Greeley Institutional Enterprise Revenue, Refunding, Series A,
5.00%, 6/01/30	1,690,000	1,927,208
Western State College Revenues, 5.00%,
5/15/34	2,000,000	2,193,240
5/15/39	2,000,000	2,169,380
Woodmoor Water and Sanitation District No. 001 Enterprise Water and Sewer Revenue, 5.00%,
12/01/36	5,000,000	5,561,800
		663,682,575
U.S. Territories 10.4%
Guam 0.8%
Guam Government Limited Obligation Revenue, Section 30, Series A,
5.375%, 12/01/24	2,000,000	2,122,540
5.75%, 12/01/34	3,565,000	3,779,114
		5,901,654
Puerto Rico 9.3%
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Refunding,
Series AA-2, 5.30%, 7/01/35	5,000,000	5,239,400
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series H, 5.45%, 7/01/35	460,000	483,506
Series H, Pre-Refunded, 5.45%, 7/01/35	1,010,000	1,026,998
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	13,910,000	14,567,526
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22	1,335,000	1,336,148
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	2,120,000	2,129,773
Series I, Pre-Refunded, 5.375%, 7/01/34	5,000,000	5,560,800
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first sub., Refunding, Series C, 5.375%, 8/01/38	2,370,000	2,577,659
first sub., Series A, 5.50%, 8/01/37	5,000,000	5,461,350
first sub., Series A, 5.50%, 8/01/42	3,000,000	3,274,680
first sub., Series B, 6.375%, 8/01/39	10,000,000	11,585,200
first sub., Series C, 5.50%, 8/01/40	10,000,000	10,949,300
Series C, 5.25%, 8/01/40	4,560,000	5,059,594
		69,251,934

Annual Report | 103

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

106 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bFor the period July 15, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 107

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.5%		
Connecticut 74.9%		
Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,		
Connecticut Baptist Homes Inc. Project, Refunding, Radian Insured, 5.625%, 9/01/22	$ 2,000,000	$ 2,000,400
The Elim Park Baptist Home Inc. Project, 5.75%, 12/01/23	750,000	763,065
The Elim Park Baptist Home Inc. Project, Refunding, Series A, 5.375%, 12/01/18	975,000	976,063
Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, PSEG Power LLC Project, Series A, 5.75%, 11/01/37	5,000,000	5,014,850
Connecticut State GO,		
Series A, 5.00%, 2/15/29	10,000,000	11,702,700
Series B, Pre-Refunded, 5.00%, 6/15/22	1,000,000	1,013,410
Series C, AGMC Insured, 5.00%, 6/01/26	5,000,000	5,669,750
Connecticut State Health and Educational Facilities Authority Revenue,		
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	20,015,305
Brunswick School, Series A, NATL Insured, 5.00%, 7/01/29	5,000,000	5,001,900
Brunswick School, Series B, NATL Insured, 5.00%, 7/01/33	2,000,000	2,026,940
Canterbury School, Series B, Radian Insured, 5.00%, 7/01/36	1,000,000	975,200
Child Care Facilities Program, Series G, Assured Guaranty, 6.00%, 7/01/28	2,250,000	2,655,855
Eastern Connecticut Health Network, Refunding, Series A, Radian Insured, 6.00%, 7/01/25	2,965,000	2,967,224
Eastern Connecticut Health Network, Refunding, Series C, Radian Insured, 5.125%, 7/01/30	2,500,000	2,502,450
Fairfield University, Series M, 5.00%, 7/01/26	450,000	490,095
Fairfield University, Series M, 5.00%, 7/01/34	1,000,000	1,058,760
Fairfield University, Series N, 5.00%, 7/01/29	7,000,000	7,557,620
Hartford Health Care, Refunding, Series A, 5.00%, 7/01/41	12,000,000	12,601,200
Hartford University, Series G, Radian Insured, 5.25%, 7/01/26	5,000,000	5,159,350
Horace Bushnell Memorial Hall, Series A, NATL Insured, 5.625%, 7/01/29	1,000,000	1,002,890
Hospital for Special Care, Series C, Radian Insured, 5.25%, 7/01/37	2,500,000	2,505,550
Loomis Chafee School, Series G, 5.00%, 7/01/30	3,000,000	3,267,300
Loomis Chafee School, Series G, 5.00%, 7/01/38	6,285,000	6,726,898
Lutheran General Health Care System, ETM, 7.375%, 7/01/19	320,000	400,832
Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36	4,415,000	4,625,905
New Horizons Village Project, 7.30%, 11/01/16	2,225,000	2,235,547
New Money, Series O, 5.00%, 7/01/35	4,000,000	4,309,920
New Money, Series O, 5.00%, 7/01/40	5,000,000	5,321,550
Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34	1,675,000	1,733,139
Quinnipiac University, Series H, AMBAC Insured, 5.00%, 7/01/36	5,000,000	5,172,300
Quinnipiac University, Series J, NATL Insured, 5.00%, 7/01/37	15,000,000	15,608,700
Renbrook School, Series A, AMBAC Insured, 5.00%, 7/01/37	1,170,000	1,163,261
Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%, 7/01/28	4,000,000	4,005,320
Sacred Heart University, Series G, 5.375%, 7/01/31	1,500,000	1,597,755
Sacred Heart University, Series G, 5.625%, 7/01/41	5,500,000	5,880,050
Sacred Heart University, Series H, AGMC Insured, 5.00%, 7/01/27	1,190,000	1,327,076
Sacred Heart University, Series H, AGMC Insured, 5.00%, 7/01/28	1,000,000	1,107,030
Salisbury School, Series C, Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,334,150
St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20	4,615,000	4,615,000
Stamford Hospital, Series I, 5.00%, 7/01/30	10,100,000	10,897,395
The William W. Backus Hospital, Series F, AGMC Insured, 5.00%, 7/01/28	1,500,000	1,638,105
The William W. Backus Hospital, Series F, AGMC Insured, 5.125%, 7/01/35	4,025,000	4,319,670
Trinity College, Refunding, Series J, NATL Insured, 4.50%, 7/01/37	2,000,000	2,053,200

108 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Health and Educational Facilities Authority Revenue, (continued)
Trinity College, Series H, NATL Insured, 5.00%, 7/01/26	$1,855,000	$1,937,548
Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32	1,000,000	965,280
Wesleyan University, 5.00%, 7/01/39	10,000,000	11,044,000
Western Connecticut Health, Series M, 5.375%, 7/01/41	7,000,000	7,572,530
Westminster School, Series E, XLCA Insured, 5.00%, 7/01/37	10,660,000	11,223,381
Yale University, Series A-2, 5.00%, 7/01/40	9,000,000	10,089,720
Yale University, Series Y-1, 5.00%, 7/01/35	10,000,000	10,838,500
Yale University, Series Z-1, 5.00%, 7/01/42	10,000,000	11,048,100
Yale-New Haven Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31	10,500,000	11,160,870
Connecticut State HFA Housing Mortgage Finance Program Revenue,
5.20%, 11/15/34	1,770,000	1,876,554
5.30%, 11/15/39	2,350,000	2,469,450
Series C, Sub Series C-1, 4.85%, 11/15/34	3,260,000	3,370,547
Series C, Sub Series C-1, 4.95%, 11/15/39	6,085,000	6,247,530
Series D, Sub Series D-2, 5.00%, 5/15/31	4,860,000	5,123,461
Connecticut State HFAR,
Housing Mortgage Finance Program, Series B, Sub Series B-2, 5.00%, 11/15/41	3,545,000	3,701,476
Housing Mortgage Finance Program, Series E, Sub Series E-4, 5.05%, 5/15/28	4,650,000	4,657,300
Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22	1,000,000	1,039,740
Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32	1,000,000	1,024,050
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	476,885
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,653,615
Connecticut State Higher Education Supplemental Loan Authority Revenue,
CHESLA Loan Program, Series A, 5.05%, 11/15/27	855,000	922,716
Family Education Loan Program, Series A, AMBAC Insured, 6.00%, 11/15/18	520,000	521,492
Family Education Loan Program, Series A, NATL Insured, 5.50%, 11/15/17	365,000	369,643
Connecticut State Revenue,
Revolving Fund, Series A, 5.00%, 7/01/26	6,025,000	6,767,039
Revolving Fund, Series A, 5.00%, 7/01/27	4,060,000	4,545,738
Series D, 5.00%, 11/01/31	5,000,000	5,873,950
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
Series A, 5.00%, 12/01/28	10,095,000	11,976,203
Series A, 5.00%, 12/01/30	1,680,000	1,966,507
Series A, 5.00%, 12/01/31	2,075,000	2,413,619
Series B, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/20	5,000,000	5,178,250
Series B, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/22	1,000,000	1,035,650
Greater New Haven Water Pollution Control Authority Regional Water Revenue,
Refunding, Series A, NATL Insured, 5.00%, 11/15/24	3,315,000	3,541,481
Series A, AGMC Insured, 5.00%, 11/15/37	3,000,000	3,187,170
New Haven GO,
Series A, Assured Guaranty, 5.00%, 3/01/29	1,000,000	1,117,230
Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	28,988
Series C, NATL Insured, Pre-Refunded, 5.00%, 11/01/22	2,975,000	3,093,762
South Central Regional Water Authority Water System Revenue,
Eighteenth Series B, NATL Insured, 5.25%, 8/01/29	1,000,000	1,123,440
Eighteenth Series B, NATL Insured, 5.25%, 8/01/32	1,000,000	1,109,380
Eighteenth Series B-1, NATL Insured, 5.00%, 8/01/26	3,500,000	3,702,125

Annual Report | 109

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
South Central Regional Water Authority Water System Revenue, (continued)
Refunding, Twenty-Second Series, AGMC Insured, 5.00%, 8/01/38	$5,000,000	$5,346,900
Series A, NATL Insured, 5.00%, 8/01/33	5,000,000	5,117,750
University of Connecticut Revenue,
Series A, 5.00%, 2/15/31	3,370,000	3,912,469
Student Fee, Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 11/15/26	10,000,000	10,254,900
Student Fee, Series A, 5.00%, 5/15/23	2,200,000	2,213,750
Student Fee, Series A, Pre-Refunded, 5.00%, 5/15/23	7,800,000	7,873,476
		387,714,845
U.S. Territories 22.6%
Puerto Rico 22.2%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
5.50%, 5/15/39	4,000,000	3,933,160
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	1,000,000	1,077,680
Assured Guaranty, 5.00%, 7/01/28	2,000,000	2,132,500
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, AGMC Insured, 5.125%, 7/01/30	835,000	835,701
Refunding, Series B, 6.00%, 7/01/39	10,000,000	10,932,700
Series A, 5.00%, 7/01/29	1,000,000	1,019,910
Series A, 5.125%, 7/01/31	3,195,000	3,199,026
Series A, 5.00%, 7/01/33	465,000	469,171
Series A, 5.00%, 7/01/34	280,000	284,208
Series A, Pre-Refunded, 5.00%, 7/01/33	535,000	568,523
Series B, 5.00%, 7/01/35	1,895,000	1,939,191
Series B, Pre-Refunded, 5.00%, 7/01/35	3,105,000	3,692,870
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series A, 5.00%, 7/01/38	55,000	55,013
Series G, 5.00%, 7/01/33	395,000	398,543
Series G, Pre-Refunded, 5.00%, 7/01/33	600,000	638,010
Series G, Pre-Refunded, 5.00%, 7/01/33	5,000	5,310
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
7/01/46	6,790,000	6,881,665
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A, AMBAC
Insured, 5.00%, 7/01/31	2,365,000	2,424,835
Puerto Rico Electric Power Authority Power Revenue,
Series II, Pre-Refunded, 5.25%, 7/01/31	1,000,000	1,026,350
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,148,430
Series TT, 5.00%, 7/01/32	10,000,000	10,387,100
Series WW, 5.50%, 7/01/38	6,700,000	7,182,668
Series XX, 5.25%, 7/01/40	1,000,000	1,047,270
Puerto Rico HFAR, Capital Fund Modernization, 5.125%, 12/01/27	4,250,000	4,639,853
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Educational Facilities Revenue, University Plaza Project, Series A, NATL Insured,
5.00%, 7/01/33	1,000,000	1,001,010
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19	3,035,000	3,115,276

110 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Connecticut Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B, 5.25%,
12/15/26	$5,000,000	$5,367,300
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	1,995,000	2,004,197
Series D, Pre-Refunded, 5.375%, 7/01/33	6,005,000	6,101,680
Series I, 5.00%, 7/01/36	1,000,000	1,012,610
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series A, 6.00%, 8/01/42	22,000,000	24,900,700
Series C, 5.50%, 8/01/40	5,000,000	5,474,650
		114,897,110
U.S. Virgin Islands 0.4%
Virgin Islands PFAR, senior lien, Capital Projects, Series A-1, 5.00%, 10/01/29	1,000,000	1,048,760
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
7/01/21	1,000,000	1,001,200
		2,049,960
Total U.S. Territories		116,947,070
Total Municipal Bonds before Short Term Investments (Cost $477,374,733)		504,661,915
Short Term Investments 1.1%
Municipal Bonds 1.1%
Connecticut 1.1%
[a]Connecticut State Health and Educational Facilities Authority Revenue, Greater Hartford YMCA,
Series B, Daily VRDN and Put, 0.20%, 7/01/38	3,700,000	3,700,000
[a]Connecticut State HFA Housing Mortgage Finance Program Revenue, Refunding, Sub Series C-2,
Daily VRDN and Put, 0.10%, 11/15/36	2,200,000	2,200,000
Total Short Term Investments (Cost $5,900,000)		5,900,000
Total Investments (Cost $483,274,733) 98.6%		510,561,915
Other Assets, less Liabilities 1.4%		7,294,749
Net Assets 100.0%		$517,856,664

See Abbreviations on page 192.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 111

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

114 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bFor the period July 1, 2008 (effective date) to February 28, 2009.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 115

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 90.3%
Michigan 81.4%
Adrian City School District GO, AGMC Insured, Pre-Refunded, 5.00%,
5/01/26	$1,960,000	$2,157,333
5/01/29	2,125,000	2,338,945
5/01/34	6,690,000	7,363,549
Allen Park Brownfield RDA, GO, Limited Redevelopment, Tax Increment, AMBAC Insured,
5.00%, 5/01/32	7,300,000	5,547,708
Allendale Public School District GO, School Building and Site,
FGIC Insured, Pre-Refunded, 5.125%, 5/01/27	6,450,000	6,499,858
FGIC Insured, Pre-Refunded, 5.125%, 5/01/32	5,490,000	5,532,438
Series A, AGMC Insured, 5.00%, 5/01/37	11,810,000	12,439,001
Avondale School District GO, School Building and Site, AGMC Insured, Pre-Refunded, 5.00%,
5/01/29	9,000,000	9,497,250
Battle Creek School District GO, School Building and Site, AGMC Insured, 5.00%,
5/01/31	4,000,000	4,355,400
5/01/34	10,165,000	10,957,667
Bay City School District GO, School Building and Site, AGMC Insured, 5.00%, 5/01/31	6,000,000	6,390,420
Caledonia Community Schools GO, NATL Insured, 5.00%, 5/01/26	3,665,000	3,985,174
Carman-Ainsworth Community School District GO,
FGIC Insured, Pre-Refunded, 5.00%, 5/01/27	1,550,000	1,561,563
NATL RE, FGIC Insured, 5.00%, 5/01/27	1,400,000	1,408,792
Central Michigan University Revenue,
General, AMBAC Insured, 5.00%, 10/01/34	8,905,000	9,061,906
Series A, AMBAC Insured, 5.05%, 10/01/32	10,000,000	10,098,900
Detroit City School District GO, School Building and Site Improvement,
Series A, AGMC Insured, 6.00%, 5/01/29	10,000,000	11,913,100
Series A, AGMC Insured, Pre-Refunded, 5.125%, 5/01/31	38,330,000	38,626,291
Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23	2,650,000	2,796,413
Series B, FGIC Insured, 5.00%, 5/01/25	2,000,000	2,035,880
Detroit GO,
Distribution State Aid, 5.00%, 11/01/30	5,000,000	5,354,950
Distribution State Aid, 5.25%, 11/01/35	5,000,000	5,288,100
Series A, Assured Guaranty, 5.00%, 4/01/28	5,000,000	4,639,550
Series A-1, NATL Insured, 5.00%, 4/01/20	10,610,000	9,584,862
Detroit Sewage Disposal System Revenue,
second lien, Series A, NATL Insured, 5.125%, 7/01/33	18,790,000	19,211,460
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/32	5,960,000	6,031,818
senior lien, Series B, AGMC Insured, 7.50%, 7/01/33	6,000,000	7,480,860
Detroit Water Supply System Revenue,
FGIC Insured, ETM, 6.25%, 7/01/12	250,000	254,893
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	20,000,000	20,395,400
second lien, Series B, NATL Insured, 5.00%, 7/01/34	8,875,000	8,904,731
second lien, Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/34	5,270,000	5,596,582
senior lien, Refunding, Series B, BHAC Insured, 5.25%, 7/01/35	17,500,000	18,801,300
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	38,740,000	39,582,208
senior lien, Series A, NATL RE, FGIC Insured, 5.00%, 7/01/30	11,400,000	11,407,638
Detroit/Wayne County Stadium Authority Revenue, NATL RE, FGIC Insured, 5.25%,
2/01/27	5,500,000	5,500,275

116 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Michigan (continued)		
Eastern Michigan University Revenues, Series A, FGIC Insured, Pre-Refunded, 5.00%,		
6/01/28	$ 6,730,000	$ 7,125,186
6/01/33	14,700,000	15,563,184
Eaton Rapids Public Schools GO, School Building and Site, AGMC Insured,		
5.00%, 5/01/26	2,700,000	2,827,953
5.00%, 5/01/29	820,000	856,228
Pre-Refunded, 5.00%, 5/01/29	1,930,000	2,122,112
Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, NATL Insured, 5.75%, 2/15/25	100,000	100,051
Fennville Public Schools GO, School Building and Site,		
FGIC Insured, Pre-Refunded, 5.00%, 5/01/30	1,115,000	1,227,258
FGIC Insured, Pre-Refunded, 5.00%, 5/01/34	3,250,000	3,577,210
NATL RE, FGIC Insured, 5.00%, 5/01/30	2,085,000	2,177,991
Ferris State University Revenue, NATL RE, FGIC Insured, 5.25%,		
10/01/26	1,500,000	1,502,430
10/01/31	3,255,000	3,259,166
Fowlerville Community School District GO, NATL RE, FGIC Insured, 5.00%,		
5/01/30	1,990,000	2,077,480
5/01/34	8,145,000	8,420,138
Fraser Public School District GO, School Building and Site, AGMC Insured, 5.00%, 5/01/30	8,520,000	8,908,682
Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30	4,000,000	4,113,840
Grand Blanc Community Schools GO, School Building and Site, AGMC Insured, 5.00%, 5/01/28	4,250,000	4,478,820
Grand Rapids Building Authority Revenue, Series A, AMBAC Insured,		
5.00%, 10/01/28	3,590,000	3,632,183
Pre-Refunded, 5.00%, 10/01/28	2,410,000	2,476,540
Grand Rapids Sanitation Sewer System Revenue, NATL Insured, 5.00%, 1/01/30	4,900,000	5,087,866
Grand Rapids Water Supply Revenue, Assured Guaranty, 5.10%, 1/01/39	3,000,000	3,340,890
Grand Valley State University Revenue, General,		
5.75%, 12/01/34	1,500,000	1,631,760
Refunding, Series A, AGMC Insured, 5.00%, 12/01/28	17,165,000	18,837,901
Refunding, Series A, AGMC Insured, 5.00%, 12/01/33	8,570,000	9,219,777
Hazel Park School District GO, AGMC Insured,		
5.00%, 5/01/27	4,600,000	4,634,684
5.00%, 5/01/32	12,475,000	12,569,061
Pre-Refunded, 5.00%, 5/01/27	4,400,000	4,433,176
HealthSource Saginaw Inc. Saginaw County GO, NATL Insured, 5.00%, 5/01/29	4,145,000	4,359,421
Jackson Brownfield RDAR,		
FGIC Insured, Pre-Refunded, 5.25%, 6/01/26	2,820,000	2,853,502
FGIC Insured, Pre-Refunded, 5.375%, 6/01/30	5,830,000	5,901,009
NATL RE, FGIC Insured, Pre-Refunded, 5.125%, 6/01/22	2,290,000	2,317,091
NATL RE, FGIC Insured, Pre-Refunded, 5.125%, 6/01/24	1,215,000	1,229,373
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Refunding, Series C, Assured Guaranty, 5.00%, 6/01/26	10,000,000	11,065,000
Jackson Public Schools GO, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/34	6,620,000	6,818,600

Annual Report | 117

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14	$2,270,000	$2,328,702
Bronson Methodist Hospital, Refunding, Assured Guaranty, 5.25%, 5/15/36	10,000,000	10,706,700
Bronson Methodist Hospital, Refunding, Series B, AGMC Insured, 5.00%, 5/15/26	7,000,000	7,579,880
L’Anse Creuse Public Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/35	10,000,000	10,281,200
Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%, 11/15/31	3,320,000	3,321,760
Lansing Board Water and Light Utility System Revenue, Series A, 5.50%, 7/01/41	10,000,000	11,509,900
Lapeer Community Schools GO, School Building and Site, AGMC Insured, 5.00%,
5/01/33	4,400,000	4,749,800
5/01/37	4,325,000	4,612,137
Lenawee County Hospital Finance Authority Hospital Revenue, Promedical Healthcare,
Refunding, Series B, 6.00%, 11/15/35	5,000,000	5,792,400
Michigan Municipal Bond Authority Revenue, Clean Water State Revolving Fund,
Pre-Refunded, 5.00%, 10/01/24	11,355,000	11,671,918
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 6.25%, 10/15/38	15,000,000	17,281,350
Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33	4,450,000	4,575,446
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,268,080
Refunding, AMBAC Insured, 5.00%, 10/15/33	21,000,000	21,641,760
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/31	15,530,000	16,411,793
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/32	10,000,000	10,537,400
Refunding, Series IA, AGMC Insured, 5.00%, 10/15/36	1,000,000	1,041,690
Michigan State Comprehensive Transportation Revenue, Refunding, AGMC Insured, 5.00%,
5/15/26	4,740,000	5,140,009
5/15/31	8,000,000	8,508,960
Michigan State HDA Rental Housing Revenue,
Refunding, Series A, AMBAC Insured, 6.00%, 4/01/16	65,000	65,255
Series A, 5.25%, 10/01/46	10,155,000	10,422,381
Michigan State Hospital Finance Authority Revenue,
Hospital, Sparrow Obligated Group, Refunding, 5.00%, 11/15/31	10,000,000	10,349,600
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/31	8,500,000	8,797,160
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	6,165,000	6,311,727
Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26	6,000,000	6,012,360
Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26	1,750,000	1,753,605
Mercy Health Services, Series U, ETM, 5.75%, 8/15/26	300,000	300,942
Mercy Health Services, Series W, AGMC Insured, ETM, 5.25%, 8/15/27	8,605,000	8,628,233
Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24	7,065,000	7,074,679
Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32	1,000,000	1,000,870
Mid-Michigan Obligated Group, Refunding, Series A, AGMC Insured, 5.375%, 6/01/27	7,500,000	7,509,825
Mid-Michigan Obligated Group, Series A, 6.125%, 6/01/39	5,000,000	5,581,850
Oakwood Obligated Group, Refunding, Series A, AGMC Insured, 5.125%, 8/15/25	7,500,000	7,509,900
Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	12,465,000	12,640,258
St. John’s Health System, Refunding, Series A, AMBAC Insured, ETM, 5.125%,
5/15/17	14,500,000	14,541,180
St. John’s Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13	1,505,000	1,534,618
St. John’s Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14	9,545,000	10,270,325
Trinity Health Credit Group, Series A, 6.50%, 12/01/33	25,000,000	29,449,500

118 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, 5.25%, 9/15/27	$10,000,000	$11,116,600
Michigan State Strategic Fund Limited Obligation Revenue,
Detroit Edison Co. Exempt Facilities Project, Mandatory Put 8/01/16, Refunding,
Series ET-2, 5.50%, 8/01/29	10,000,000	11,675,700
Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized Series BB,
AMBAC Insured, 7.00%, 5/01/21	3,000,000	3,923,430
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32	12,350,000	12,436,079
Michigan State University Revenues, General, Refunding, Series C, 5.00%, 2/15/44	14,630,000	16,002,294
Michigan Technological University Revenue, General, Series A, NATL Insured, 5.00%,
10/01/34	3,675,000	3,723,069
Otsego Public Schools District GO, School Building and Site, AGMC Insured, Pre-Refunded,
5.00%, 5/01/34	9,835,000	10,825,188
Pennfield School District GO, School Building and Site,
FGIC Insured, Pre-Refunded, 5.00%, 5/01/29	645,000	709,939
FGIC Insured, Pre-Refunded, 5.00%, 5/01/34	2,500,000	2,751,700
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 5/01/29	505,000	555,843
Pinckney Community Schools GO, Refunding, AGMC Insured, 5.00%, 5/01/26	2,955,000	3,091,846
Pontiac General Building Authority GO, FGIC Insured, Pre-Refunded, 5.375%,
6/01/23	1,620,000	1,639,732
6/01/27	2,635,000	2,667,094
River Rouge School District GO, Refunding, NATL RE, FGIC Insured, 5.00%, 5/01/22	6,575,000	6,695,257
Rockford Public Schools GO, School Building and Site, AGMC Insured, 5.00%, 5/01/33	5,000,000	5,414,750
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
Refunding, 8.25%, 9/01/39	10,000,000	12,596,900
Series M, NATL Insured, 5.25%, 11/15/35	15,445,000	15,452,568
Saginaw City School District GO, School Building and Site, AGMC Insured, 5.00%,
5/01/38	10,555,000	11,424,415
Saginaw Valley State University Revenue, General, Refunding, AGMC Insured, 5.00%,
7/01/28	7,050,000	7,775,093
South Redford School District GO, School Building and Site, NATL Insured, 5.00%,
5/01/30	3,500,000	3,730,895
Southfield Library Building Authority GO, Refunding, NATL Insured, 5.00%, 5/01/30	6,535,000	6,951,802
Southfield Public Schools GO, Refunding, NATL Insured, 4.75%, 5/01/29	9,040,000	9,674,066
Sparta Area Schools GO, School Building and Site, FGIC Insured, Pre-Refunded, 5.00%,
5/01/30	2,730,000	3,004,856
Sturgis Public School District GO, Refunding, NATL RE, FGIC Insured, 5.00%, 5/01/30	4,715,000	4,982,152
Taylor Brownfield RDA, GO, Tax Increment, Series A, NATL Insured, 5.00%,
5/01/29	2,900,000	2,957,420
5/01/34	3,945,000	3,980,229
Taylor Tax Increment Finance Authority Revenue, AGMC Insured, 5.00%, 5/01/21	2,595,000	2,607,145
Thornapple Kellogg School GO, School Building and Site,
AGMC Insured, Pre-Refunded, 5.00%, 5/01/23	965,000	995,523
AGMC Insured, Pre-Refunded, 5.00%, 5/01/28	6,250,000	6,447,688
Refunding, AGMC Insured, 5.00%, 5/01/23	3,035,000	3,130,997
Trenton Public Schools School District GO, School Building and Site, AGMC Insured, 5.00%,
5/01/31	4,575,000	5,031,631
5/01/38	8,150,000	8,793,279

Annual Report | 119

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Michigan Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Michigan (continued)		
Wayne Charter County GO,		
Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, NATL Insured, 5.25%, 12/01/25	$17,000,000	$ 17,124,950
Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, NATL Insured, 5.00%, 12/01/30	10,750,000	10,785,582
Building Improvement, Series A, 6.75%, 11/01/39	4,890,000	5,449,709
Capital Improvement, Series A, AGMC Insured, 5.00%, 2/01/34	7,640,000	7,903,886
Capital Improvement, Series A, AGMC Insured, 5.00%, 2/01/38	12,135,000	12,414,469
Wayne County Airport Authority Revenue, Detroit Metropolitan Airport, Refunding, NATL RE, FGIC Insured, 5.00%,		
12/01/27	9,910,000	10,480,816
12/01/28	10,170,000	10,707,586
Wayne State University Revenues, General,		
AMBAC Insured, 5.00%, 11/15/30	2,925,000	3,114,569
Refunding, AGMC Insured, 5.00%, 11/15/28	23,550,000	25,847,067
Refunding, AGMC Insured, 5.00%, 11/15/35	22,435,000	23,902,698
West Ottawa Public School District GO, School Building Site, Refunding, NATL Insured, 5.00%, 5/01/32	6,025,000	6,079,285
Western Michigan University Revenues, General, AGMC Insured, 5.00%,		
11/15/28	5,500,000	5,997,145
11/15/32	6,410,000	6,859,854
Western Townships Utilities Authority GO, Sewer Disposal System, NATL RE, FGIC Insured, 4.75%, 1/01/23	8,500,000	8,641,185
Whitmore Lake Public School District GO, NATL RE, FGIC Insured, 5.00%, 5/01/32	9,375,000	9,555,937
Wyoming Sewer Disposal System Revenue, Refunding, NATL Insured, 5.00%, 6/01/27	5,700,000	5,913,294
Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 5/01/32	6,065,000	6,110,730
Zeeland Public Schools GO, Refunding, NATL RE, FGIC Insured, 5.00%, 5/01/25	3,350,000	3,568,889
		1,184,285,762
U.S. Territories 8.9%		
Puerto Rico 8.9%		
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series D, AGMC Insured,		
5.00%, 7/01/32	10,900,000	10,932,046
Pre-Refunded, 5.00%, 7/01/32	8,055,000	8,181,544
Pre-Refunded, 5.00%, 7/01/32	1,045,000	1,061,083
Puerto Rico Electric Power Authority Power Revenue, Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	14,000,000	16,078,020
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,		
Series A, 5.375%, 8/01/39	9,000,000	9,742,500
Series A, 6.00%, 8/01/42	25,000,000	28,296,250
Series B, 6.375%, 8/01/39	10,000,000	11,585,200
Series C, 5.50%, 8/01/40	15,000,000	16,423,950
Series C, 5.25%, 8/01/41	25,445,000	27,394,341
Total Municipal Bonds before Short Term Investments (Cost $1,245,607,204)		1,313,980,696

120 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 121

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

122 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 123

aFor the year ended February 29.
bFor the period July 1, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

124 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 95.4%		
Minnesota 92.0%		
Alexandria ISD No. 206 GO, School Building, Series A, 5.00%, 2/01/37	$11,700,000	$ 13,165,893
Anoka County Housing and RDA, GO, Housing Development,		
AMBAC Insured, Pre-Refunded, 4.875%, 2/01/24	1,770,000	1,923,388
Refunding, AMBAC Insured, 4.875%, 2/01/24	425,000	449,858
Anoka County Regional Railroad Authority GO, Limited Tax, Series A, XLCA Insured, 4.50%, 2/01/32	11,125,000	11,906,865
Anoka-Hennepin ISD No. 11 GO, School Building, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20	5,870,000	7,272,695
Bemidji GO, Sales Tax, Refunding, 5.25%, 2/01/38	12,055,000	13,997,060
Bloomington ISD No. 271 GO, School Building, Refunding, Series C, AGMC Insured, 4.50%, 2/01/23	2,500,000	2,716,950
Blue Earth County EDA Public Project Lease Revenue, Series A, NATL Insured, 4.50%, 12/01/24	1,055,000	1,152,946
Brainerd ISD No. 181 GO, School Building, Refunding, Series A, 4.00%,		
2/01/19	5,025,000	5,824,679
2/01/20	5,025,000	5,729,254
2/01/21	4,035,000	4,544,701
Byron ISD No. 531 GO, School Building, Series A, NATL RE, FGIC Insured, 5.00%, 2/01/24	2,015,000	2,219,281
Cambridge ISD No. 911 GO, Series A, NATL Insured, 4.25%, 2/01/24	1,235,000	1,299,084
Cass Lake ISD No. 115 GO, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 2/01/22	3,805,000	3,957,010
Center City Health Care Facilities Revenue, Hazelden Foundation Project, 5.00%, 11/01/41	1,600,000	1,657,520
Chaska ISD No. 112 GO, School Building, Series A, NATL Insured, 4.50%, 2/01/28	15,000,000	16,311,600
Chisago County GO, Capital Improvement, Series A, NATL Insured, 4.75%, 2/01/26	2,415,000	2,619,695
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	1,500,000	1,565,520
Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities, Series A, 5.125%, 1/01/35	2,625,000	2,843,636
Duluth ISD No. 709 COP, Full Term Certificates, Series B,		
4.75%, 2/01/25	8,445,000	9,494,882
AGMC Insured, 5.00%, 2/01/28	18,890,000	21,431,649
Elk River ISD No. 728 GO, School Building, Refunding, Series A, AGMC Insured, 4.25%,		
2/01/23	5,000,000	5,459,500
2/01/24	6,265,000	6,819,452
Ely Housing and RDAR, Housing Development, Series A, XLCA Insured, 4.50%, 11/01/41	2,530,000	2,718,713
Farmington ISD No. 192 GO, School Building,		
Refunding, Series A, AGMC Insured, 4.50%, 2/01/24	5,015,000	5,436,511
Series B, AGMC Insured, 5.00%, 2/01/23	3,000,000	3,295,590
Series B, AGMC Insured, 4.75%, 2/01/27	16,075,000	17,325,474
Fergus Falls ISD No. 544 GO, School Building, Series A, AGMC Insured, 5.00%, 1/01/25	1,655,000	1,897,143
Fridley ISD No. 014 GO, Alternative Facilities, Series A, AGMC Insured, 4.375%, 2/01/27	2,040,000	2,182,412
Hennepin County Regional Railroad Authority GO, Limited Tax, Refunding, Series A, 4.00%,		
12/01/27	2,475,000	2,742,028
12/01/28	2,590,000	2,842,629
12/01/30	2,535,000	2,754,455

Annual Report | 125

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Hennepin County Sales Tax Revenue,
first lien, Ballpark Project, Series A, 4.75%, 12/15/37	$25,000,000	$26,878,000
second lien, Ballpark Project, Series B, 5.00%, 12/15/17	1,740,000	2,129,760
second lien, Ballpark Project, Series B, 5.00%, 12/15/21	5,000,000	5,859,150
Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., AGMC Insured, Pre-Refunded,
5.00%, 11/01/25	8,000,000	8,627,360
Lake Superior ISD No. 381 GO, Series A, AGMC Insured, 5.00%, 4/01/23	4,195,000	4,393,340
Lakeville ISD No. 194 GO,
School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/16	5,405,000	6,269,368
School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/17	5,750,000	6,830,137
School Building, Refunding, Series D, 4.25%, 2/01/24	7,000,000	7,645,470
Series A, FGIC Insured, 5.00%, 2/01/23	10,180,000	10,586,691
Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series B,
4.50%, 12/01/26	5,000,000	5,389,900
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s
Hospitals and Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,098,850
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, senior bond,
Refunding, Series A,
5.00%, 1/01/35	13,795,000	14,944,261
AMBAC Insured, 5.00%, 1/01/20	5,400,000	6,077,484
BHAC Insured, 5.00%, 1/01/23	14,800,000	16,357,108
BHAC Insured, 5.00%, 1/01/26	10,000,000	10,877,200
Minneapolis GO, Various Purpose, Refunding, 4.00%, 12/01/25	4,500,000	4,864,635
Minneapolis Health Care System Revenue, Fairview Health Services,
Series B, Assured Guaranty, 6.50%, 11/15/38	35,000,000	40,604,200
Series D, AMBAC Insured, 5.00%, 11/15/34	12,645,000	12,974,023
Minnesota Agricultural and Economic Development Board Revenue,
Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%,
12/01/22	4,265,000	4,270,545
Health Care Facilities, Essentia, Series C-1, Assured Guaranty, 5.00%, 2/15/30	14,600,000	15,927,286
Health Care System, Refunding, Series A, NATL Insured, 5.75%, 11/15/26	365,000	365,522
Series E, Assured Guaranty, 5.00%, 2/15/37	20,600,000	21,780,380
Minnesota Public Facilities Authority Clean Water Revenue, Series A, Pre-Refunded, 5.00%,
3/01/24	6,900,000	8,378,601
Minnesota Public Facilities Authority Revolving Fund Revenue, Series C, 5.00%, 3/01/26	16,530,000	19,836,826
Minnesota Public Facilities Authority State Revenue, Refunding, Series A, 5.00%, 3/01/24	17,010,000	22,256,394
Minnesota State 911 Revenue, Public Safety Radio Communication System, Assured Guaranty,
4.50%, 6/01/22	3,000,000	3,485,460
4.50%, 6/01/23	1,000,000	1,153,830
4.50%, 6/01/24	3,745,000	4,312,967
5.00%, 6/01/24	5,000,000	5,805,500
Minnesota State Colleges and University Revenue, Fund, Series A,
4.50%, 10/01/26	5,770,000	6,523,274
5.00%, 10/01/28	2,135,000	2,554,698
4.625%, 10/01/29	6,615,000	7,467,144
NATL Insured, 5.00%, 10/01/22	1,745,000	1,955,342
NATL Insured, 5.00%, 10/01/23	1,825,000	2,036,883

126 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Minnesota State Colleges and University Revenue, Fund, Series A, (continued)
NATL Insured, 5.00%, 10/01/24	$1,900,000	$2,114,301
NATL Insured, 5.00%, 10/01/25	1,155,000	1,281,877
NATL Insured, 5.00%, 10/01/26	1,715,000	1,895,881
NATL Insured, 5.00%, 10/01/32	5,540,000	5,996,607
Minnesota State GO,
Highway and Various Purpose, 5.00%, 8/01/23	3,000,000	3,495,690
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/22	1,000,000	1,170,290
Highway and Various Purpose, AGMC Insured, 5.00%, 8/01/25	10,000,000	11,518,600
NATL Insured, 5.00%, 6/01/26	10,000,000	11,291,400
State Various Purpose, Series A, 4.00%, 8/01/29	2,000,000	2,222,920
Various Purpose, Refunding, Series H, 5.00%, 11/01/27	2,500,000	3,008,225
Various Purpose, Series A, 4.25%, 12/01/27	5,000,000	5,657,150
Various Purpose, Series A, 4.50%, 12/01/28	15,540,000	17,867,270
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29	3,675,000	3,907,297
Nonprofit Housing State Appropriation, 5.00%, 8/01/31	2,225,000	2,559,707
Rental Housing, Refunding, Series D, NATL Insured, 5.90%, 8/01/15	460,000	460,478
Rental Housing, Refunding, Series D, NATL Insured, 5.95%, 2/01/18	145,000	145,106
Rental Housing, Refunding, Series D, NATL Insured, 6.00%, 2/01/22	170,000	170,170
Residential Housing Finance, Series E, 4.90%, 7/01/29	11,340,000	11,835,218
Residential Housing Finance, Series E, 5.10%, 1/01/40	10,860,000	11,275,721
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Series D, 5.00%, 3/01/40	4,000,000	4,402,960
Macalester College, Series 7-I, 5.00%, 6/01/35	5,000,000	5,589,450
St. Olaf College, Series 7-F, 4.25%, 10/01/22	1,475,000	1,647,723
St. Olaf College, Series 7-F, 3.50%, 10/01/24	1,570,000	1,655,471
St. Olaf College, Series 7-F, 4.50%, 10/01/30	3,500,000	3,808,665
University of St. Thomas, Series 6-X, 5.00%, 4/01/29	2,250,000	2,439,270
University of St. Thomas, Series 6-X, 5.25%, 4/01/39	10,000,000	10,729,700
University of St. Thomas, Series 7-A, 5.00%, 10/01/29	5,420,000	6,075,224
University of St. Thomas, Series 7-A, 5.00%, 10/01/39	4,485,000	4,848,420
Minnesota State Municipal Power Agency Electric Revenue,
Refunding, Series A, 5.00%, 10/01/25	2,000,000	2,276,020
Series A, 5.25%, 10/01/35	12,000,000	13,327,440
Minnesota State Public Facilities Authority Clean Water Revenue, Series B, 4.75%,
3/01/27	5,000,000	5,524,550
Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
5.90%, 10/20/19	1,750,000	1,751,103
5.95%, 10/20/29	5,955,000	5,961,015
Mounds View ISD No. 621 GO,
Alternate Facility, Refunding, Series A, 5.00%, 2/01/21	1,510,000	1,882,185
Alternate Facility, Refunding, Series A, 5.00%, 2/01/22	1,600,000	1,975,680
School Building, Refunding, Series A, 4.00%, 2/01/20	1,000,000	1,172,720
New Brighton GO, Tax Increment, Series A, NATL Insured, 5.00%, 2/01/32	5,110,000	5,558,249
North Branch Water System Revenue,
AGMC Insured, 4.75%, 8/01/27	1,500,000	1,654,455
Series A, AGMC Insured, 5.00%, 8/01/33	1,325,000	1,406,567

Annual Report | 127

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
Northern Municipal Power Agency Electric System Revenue,
Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21	$1,505,000	$1,728,733
Series A, AMBAC Insured, 5.00%, 1/01/26	2,000,000	2,224,580
Northfield ISD No. 659 GO, School Building, Refunding, Series A, 4.00%, 2/01/20	3,420,000	4,065,251
Olmsted County GO, Refunding, Series A, 3.50%,
2/01/25	2,000,000	2,215,220
2/01/26	3,370,000	3,698,137
2/01/27	3,300,000	3,593,964
Pine City Health Care and Housing Revenue, North Branch, Series A, GNMA Secured, 5.00%,
10/20/38	4,280,000	4,331,360
Pipestone-Jasper ISD No. 2689 GO, Refunding, Series A, AGMC Insured, 5.00%, 3/01/20	1,595,000	1,698,468
Plymouth Health Facilities Revenue, Westhealth Project, Series A, AGMC Insured,
6.25%, 6/01/16	1,600,000	1,606,240
6.125%, 6/01/24	1,815,000	1,821,588
Prior Lake ISD No. 719 GO, Series C, NATL Insured, 5.00%,
2/01/21	2,000,000	2,036,820
2/01/23	6,025,000	6,135,920
Robbinsdale ISD No. 281 GO,
Refunding, Series A, NATL Insured, 4.50%, 2/01/22	3,000,000	3,108,270
School Building, Refunding, Series A, 4.00%, 2/01/22	2,020,000	2,373,722
Rochester Health Care Facilities Revenue, Mayo Clinic,
Series D, 5.00%, 11/15/38	10,000,000	11,060,100
Series E, 5.00%, 11/15/38	20,000,000	22,120,200
Rush City ISD No. 139 GO, School Building, NATL Insured,
5.00%, 2/01/21	1,680,000	1,710,929
5.125%, 2/01/26	4,245,000	4,325,315
Sauk Rapids ISD No. 047 GO, School Building, Refunding, Series A, AGMC Insured,
5.00%, 2/01/22	2,200,000	2,438,854
4.50%, 2/01/25	2,175,000	2,335,015
Scott County GO, Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/27	5,590,000	6,380,761
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/19	5,875,000	4,872,960
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	11,067,440
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	2,739,040
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,000,000	2,951,600
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	3,717,714
Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18	15,935,000	13,852,455
Refunding, Series A, 5.00%, 1/01/21	1,000,000	1,172,300
Refunding, Series A, 5.00%, 1/01/22	2,060,000	2,399,364
Refunding, Series A, 5.50%, 1/01/24	1,000,000	1,190,510
Refunding, Series A, 5.25%, 1/01/30	2,000,000	2,277,000
Series A, NATL Insured, Pre-Refunded, 5.75%, 1/01/18	1,000,000	1,080,860
Spring Lake Park ISD No. 16 GO, School Building, Series A, AGMC Insured, 5.00%,
2/01/29	4,025,000	4,361,208
St. Cloud Health Care Revenue, CentraCare Health System Project,
Assured Guaranty, 5.375%, 5/01/31	1,000,000	1,116,390
Assured Guaranty, 5.50%, 5/01/39	27,200,000	29,893,072
Series A, 5.125%, 5/01/30	19,000,000	20,848,130

128 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
St. Michael ISD No. 885 GO,
Refunding, Series A, 4.25%, 2/01/32	$10,295,000	$11,025,430
School Building, Refunding, AGMC Insured, 5.00%, 2/01/24	2,735,000	2,966,135
School Building, Series A, AGMC Insured, 4.75%, 2/01/29	5,000,000	5,358,200
St. Paul Housing and RDA Health Care Revenue, Allina Health System,
Refunding, Series A-1, 5.25%, 11/15/29	5,000,000	5,483,000
Series A, NATL Insured, 5.00%, 11/15/22	5,000,000	5,667,950
St. Paul ISD No. 625 GO, School Building, Series A, AGMC Insured, 5.00%,
2/01/24	1,615,000	1,814,566
2/01/25	1,675,000	1,876,201
2/01/26	1,745,000	1,946,897
St. Paul Sales Tax Revenue, sub. bond, Series A, XLCA Insured, 5.00%, 11/01/30	7,360,000	7,992,518
University of Minnesota Revenue,
Series A, 5.25%, 4/01/29	1,000,000	1,175,810
Series A, 5.125%, 4/01/34	1,000,000	1,134,490
State Supported Biomedical Science Research Facilities Funding Program, Series B,
5.00%, 8/01/36	5,000,000	5,739,000
Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%,
2/01/22	1,140,000	1,185,543
2/01/28	2,400,000	2,495,880
Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22	5,340,000	6,008,728
Watertown ISD No. 111 GO, Series A, AGMC Insured, 5.00%, 2/01/24	2,725,000	2,973,983
West St. Paul ISD No. 197 GO, School Building, Series B, 5.00%, 2/01/22	3,500,000	3,789,940
Western Minnesota Municipal Power Agency Revenue,
NATL Insured, 5.00%, 1/01/26	8,565,000	8,723,795
Series A, AGMC Insured, 5.00%, 1/01/36	6,000,000	6,426,120
Series A, NATL Insured, 5.00%, 1/01/30	7,200,000	7,311,096
Willmar GO, Rice Memorial Hospital Project,
AGMC Insured, Pre-Refunded, 5.00%, 2/01/22	2,550,000	2,660,441
AGMC Insured, Pre-Refunded, 5.00%, 2/01/25	3,000,000	3,129,930
AGMC Insured, Pre-Refunded, 5.00%, 2/01/32	5,415,000	5,649,524
Refunding, Series A, 5.00%, 2/01/24	1,100,000	1,343,859
Refunding, Series A, 5.00%, 2/01/26	1,325,000	1,593,829
Refunding, Series A, 3.00%, 2/01/28	2,150,000	2,149,957
Refunding, Series A, 3.00%, 2/01/29	1,000,000	988,200
Refunding, Series A, 4.00%, 2/01/30	2,215,000	2,374,391
Refunding, Series A, 4.00%, 2/01/31	2,225,000	2,369,047
		995,540,387
U.S. Territories 3.4%
Puerto Rico 3.2%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, AGMC Insured,
5.00%, 7/01/23	955,000	955,984
5.125%, 7/01/30	420,000	420,353
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
AGMC Insured, 6.25%, 7/01/21	10,000,000	12,153,000

Annual Report | 129

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Minnesota Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority Power Revenue, Refunding,
Series SS, NATL Insured, 5.00%, 7/01/25	$5,000,000	$5,257,100
Series VV, NATL RE, FGIC Insured, 5.25%, 7/01/30	5,000,000	5,735,450
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured,
5.75%, 8/01/12	5,000,000	5,018,150
5.00%, 8/01/30	1,000,000	1,035,370
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series F, XLCA
Insured, 5.25%, 7/01/25	2,500,000	2,741,475
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, AMBAC
Insured, ETM, 5.50%,
8/01/27	375,000	510,592
8/01/27	625,000	860,587
		34,688,061
U.S. Virgin Islands 0.2%
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, AGMC Insured, 5.25%,
10/01/20	1,160,000	1,218,824
10/01/21	1,000,000	1,046,680
		2,265,504
Total U.S. Territories		36,953,565
Total Municipal Bonds before Short Term Investments
(Cost $947,159,688)		1,032,493,952
Short Term Investments 1.9%
Municipal Bonds 1.9%
Minnesota 1.9%
[a]Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Allina Health
System, Refunding,
Series B-1, Daily VRDN and Put, 0.13%, 11/15/35	12,900,000	12,900,000
Series B-2, Daily VRDN and Put, 0.10%, 11/15/35	7,800,000	7,800,000
Total Short Term Investments (Cost $20,700,000)		20,700,000
Total Investments (Cost $967,859,688) 97.3%		1,053,193,952
Other Assets, less Liabilities 2.7%		29,547,045
Net Assets 100.0%		$1,082,740,997

See Abbreviations on page 192.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

130 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
c Based on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
e Effective September 1, 2008, the redemption fee was eliminated.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 131

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eEffective September 1, 2008, the redemption fee was eliminated.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

132 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eEffective September 1, 2008, the redemption fee was eliminated.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 133

bFor the period July 1,2008 (effective date) to February 28,2009.
c The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
e Total return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

134 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.2%		
Ohio 90.8%		
Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement Children's Hospital Center, AGMC Insured, 5.00%, 11/15/22	$ 5,000,000	$ 5,056,350
Akron COP, District Energy Project, 5.00%, 12/01/30	10,865,000	11,742,240
Akron GO, Improvement, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/22	1,185,000	1,281,305
Akron Income Tax Revenue, Community Learning Centers, Series A,		
4.50%, 12/01/33	15,000,000	15,943,350
NATL RE, FGIC Insured, 5.00%, 12/01/24	3,200,000	3,371,616
NATL RE, FGIC Insured, 5.00%, 12/01/33	8,005,000	8,279,411
Akron Waterworks Revenue, Refunding and Improvement, System Mortgage, Assured Guaranty, 5.00%, 3/01/34	1,000,000	1,085,180
Allen County Hospital Facilities Revenue, Catholic Healthcare, Refunding,		
Series A, 5.25%, 6/01/38	15,000,000	15,978,750
Series B, 5.25%, 9/01/27	7,570,000	8,348,499
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project, Refunding, Series A,		
Assured Guaranty, 5.25%, 2/15/33	30,000,000	32,694,000
BHAC Insured, 5.00%, 2/15/38	22,000,000	23,356,300
Austintown Local School District GO, School Improvement, AGMC Insured, 5.125%, 12/01/30	7,715,000	8,150,975
Avon Local School District GO, School Improvement, NATL Insured, Pre-Refunded, 5.25%,		
12/01/23	1,000,000	1,085,600
12/01/29	2,295,000	2,491,452
Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%, 9/20/36	2,940,000	2,968,959
Brookfield Local School District GO, School Facilities Improvement, AGMC Insured, 5.25%, 1/15/36	1,300,000	1,420,276
Brookville Local School District GO, AGMC Insured, Pre-Refunded,		
5.25%, 12/01/22	1,075,000	1,167,020
5.00%, 12/01/31	3,000,000	3,243,810
Butler County GO, Limited Tax, Various Purpose, Refunding, NATL RE, FGIC Insured, 5.00%, 12/01/26	2,130,000	2,351,456
Butler County Hospital Facilities Revenue, Kettering Health Network Obligation,		
6.375%, 4/01/36	5,000,000	5,883,400
5.625%, 4/01/41	5,000,000	5,477,400
Butler County Transportation ID Revenue, Highway Improvement, XLCA Insured, 5.00%, 12/01/31	40,000	43,834
Canal Winchester Local School District GO, Capital Appreciation, NATL Insured, zero cpn.,		
12/01/32	1,455,000	584,052
12/01/33	2,000,000	755,300
Chillicothe City School District GO, Capital Appreciation, Refunding, NATL RE, FGIC Insured, zero cpn.,		
12/01/22	1,905,000	1,324,947
12/01/23	1,905,000	1,270,597
12/01/24	1,905,000	1,233,659
Cincinnati City School District COP, School Improvement Project, Refunding, AGMC Insured, 5.00%,		
12/15/26	7,310,000	8,145,387
12/15/27	7,000,000	7,769,930

Annual Report | 135

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Ohio (continued)		
Cincinnati City School District GO,		
Classroom Facilities Construction and Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/27	$ 2,500,000	$ 2,703,175
Classroom Facilities Construction and Improvement, Refunding, NATL RE, FGIC Insured, 5.25%, 12/01/27	14,900,000	18,886,644
Classroom Facilities Construction and Improvement, Refunding, NATL RE, FGIC Insured, 5.25%, 12/01/28	5,000,000	6,297,800
School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/22	9,510,000	9,849,031
Cincinnati Technical College Revenue, AMBAC Insured,		
5.25%, 10/01/23	2,510,000	2,554,979
5.00%, 10/01/28	2,715,000	2,734,874
Cleveland Airport System Revenue,		
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30	3,000,000	3,233,940
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31	1,500,000	1,613,190
Series A, AGMC Insured, 5.00%, 1/01/31	20,215,000	20,272,208
Series C, AGMC Insured, 5.00%, 1/01/26	9,500,000	10,070,570
Series C, AGMC Insured, 5.00%, 1/01/31	11,250,000	11,708,325
Series C, Assured Guaranty, 5.00%, 1/01/27	28,385,000	30,555,033
Cleveland Municipal School District GO, AGMC Insured, 5.00%, 12/01/27	4,000,000	4,205,560
Cleveland Public Power System Revenue,		
Capital Appreciation, Series B-1, NATL Insured, zero cpn., 11/15/38	10,000,000	2,343,400
Series B, NATL Insured, 5.00%, 11/15/28	2,000,000	2,161,040
Series B, NATL Insured, 5.00%, 11/15/38	10,000,000	10,442,800
Cleveland State University General Receipt Revenue, NATL RE, FGIC Insured, 5.25%, 6/01/24	1,000,000	1,049,650
Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue, The Cleveland Museum Art Project, 5.00%, 10/01/22	10,485,000	12,416,127
Cleveland-Cuyahoga County Port Authority Revenue, Student Housing, Euclid Avenue Housing Corp., Fenn Project, AMBAC Insured, 5.00%,		
8/01/25	2,440,000	2,121,580
8/01/28	2,145,000	1,772,178
Crawford County GO, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/31	1,330,000	1,393,148
Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC Insured, 5.00%,		
12/01/22	1,000,000	1,037,080
12/01/32	3,000,000	3,083,670
Cuyahoga County EDR, Medical Mart Center, Series G, 5.00%, 12/01/27	15,000,000	17,203,500
Dayton City School District GO, School Facilities Construction and Improvement, Series A, NATL RE, FGIC Insured,		
4.75%, 12/01/25	9,400,000	9,681,718
5.00%, 12/01/29	8,275,000	8,502,976
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37	4,000,000	4,266,320
Dublin City School District GO, Capital Appreciation, NATL RE, FGIC Insured, zero cpn., 12/01/16	4,635,000	4,324,223
Eastlake GO, Capital Facilities, NATL Insured, Pre-Refunded, 5.00%, 12/01/27	1,950,000	2,019,518
Eaton City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25	1,250,000	1,307,050

136 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Ohio (continued)		
Edgewood City School District GO, School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/24	$ 2,220,000	$ 2,408,567
Fairborn City School District GO, School Improvement, Refunding, AGMC Insured, 5.00%,		
12/01/23	1,205,000	1,356,938
12/01/24	1,265,000	1,418,457
12/01/25	1,330,000	1,485,610
Fairfield County GO, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/20	1,600,000	1,693,952
Fairless Local School District GO, Capital Appreciation, Various Purpose School Facilities, AGMC Insured, Pre-Refunded, 5.00%, 12/01/28	2,085,000	2,345,979
Field Local School District GO, School Facilities Construction and Improvement, AMBAC Insured, 5.00%, 12/01/27	1,290,000	1,304,500
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation Bonds, Refunding, AMBAC Insured, 5.00%, 12/01/24	7,255,000	7,814,868
Franklin County Hospital Revenue,		
Improvement, Nationwide Children's Hospital, 5.25%, 11/01/40	15,000,000	16,153,350
OhioHealth Corp., Refunding, Series C, NATL Insured, 5.00%, 5/15/33	5,250,000	5,318,932
The Children's Hospital Project, Series C, NATL RE, FGIC Insured, 5.00%, 5/01/35	9,000,000	9,266,580
Garfield Heights GO, Various Purpose, Refunding and Improvement, NATL RE, FGIC Insured, 5.00%, 12/01/27	2,655,000	2,733,429
Georgetown Exempted Village School District GO, Classroom Facilities, AGMC Insured, 5.125%, 12/01/31	1,000,000	1,061,660
Graham Local School District GO, School Improvement, Refunding, NATL Insured, 5.00%, 12/01/33	6,055,000	6,357,387
Grand Valley Local School District GO, Classroom Facilities Improvement, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/24	1,300,000	1,346,345
Green Community Learning Centers Income Tax Revenue, NATL Insured, 5.00%,		
12/01/27	1,205,000	1,269,612
12/01/28	1,265,000	1,330,287
12/01/32	2,675,000	2,794,626
Greene County GO, AMBAC Insured, Pre-Refunded, 5.00%,		
12/01/22	1,475,000	1,527,584
12/01/28	2,620,000	2,713,403
Greene County Hospital Facility Revenue, Kettering Health Network, 5.50%, 4/01/39	12,930,000	13,867,166
Guernsey County GO, Refunding, NATL RE, FGIC Insured, 5.00%, 12/01/23	2,690,000	2,742,294
Hamilton County Convention Facilities Authority Revenue,		
NATL RE, FGIC Insured, 5.00%, 12/01/28	5,400,000	5,633,118
second lien, FGIC Insured, Pre-Refunded, 5.00%, 12/01/33	7,235,000	7,986,282
Hamilton County Hospital Facilities Revenue, Cincinnati Children's Hospital, Series J, NATL RE, FGIC Insured, 5.25%, 5/15/34	5,000,000	5,028,400
Hamilton County Sales Tax Revenue,		
Refunding, Series A, Assured Guaranty, 5.00%, 12/01/32	10,000,000	10,707,900
sub. bond, Refunding, Series A, AGMC Insured, 5.00%, 12/01/32	35,080,000	37,563,313
Hamilton County Sewer System Revenue, Metropolitan Sewer District Improvement, Series B, NATL Insured, 5.00%, 12/01/30	4,000,000	4,324,920
Hamilton County Student Housing Revenue, Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured,		
5.00%, 6/01/30	7,000,000	7,740,250
4.75%, 6/01/39	7,000,000	7,370,020

Annual Report | 137

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Ohio (continued)		
Hilliard School District GO, Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn.,		
12/01/19	$ 2,190,000	$ 1,822,190
12/01/20	4,525,000	3,604,343
Huber Heights City School District GO, School Improvement, Refunding, 5.00%,		
12/01/33	4,500,000	5,018,490
12/01/36	5,000,000	5,486,600
Huber Heights Water System Revenue, Refunding and Improvement, NATL Insured, 5.00%,		
12/01/27	3,205,000	3,453,516
12/01/30	2,250,000	2,394,810
Hudson City School District COP, NATL Insured, 5.00%, 6/01/34	6,720,000	6,937,795
Independence Local School District GO, NATL RE, FGIC Insured, Pre-Refunded, 5.25%, 12/01/21	1,390,000	1,475,916
Ironton City School District GO, Refunding, NATL Insured, 5.00%, 12/01/34	5,130,000	5,437,749
Ironton Sewer Revenue, System Improvement, AGMC Insured, 5.25%, 12/01/40	2,500,000	2,718,800
Jonathan Alder Local School District GO, School Facilities Construction and Improvement, NATL Insured, Pre-Refunded,		
4.75%, 12/01/22	1,105,000	1,142,349
5.00%, 12/01/27	6,195,000	6,415,852
5.00%, 12/01/30	3,320,000	3,438,358
Kenston Local School District GO, School Improvement, NATL Insured, Pre-Refunded, 5.00%,		
12/01/24	2,380,000	2,519,754
12/01/25	2,500,000	2,646,800
Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%, 5/01/31	2,395,000	2,501,577
Kettering City School District GO, School Improvement, AGMC Insured, Pre-Refunded, 5.00%,		
12/01/28	2,970,000	3,278,405
12/01/31	2,595,000	2,864,465
Keystone Local School District Lorain County GO, School Improvement, AGMC Insured, 5.00%, 12/01/30	6,170,000	6,440,431
Kings Local School District GO, School Improvement, NATL Insured, 5.00%, 12/01/33	10,000,000	10,838,200
Lakewood City School District GO,		
NATL RE, FGIC Insured, 5.00%, 12/01/30	9,170,000	10,043,809
NATL RE, FGIC Insured, 4.50%, 12/01/34	6,000,000	6,315,600
School Improvement, AGMC Insured, Pre-Refunded, 5.125%, 12/01/31	21,900,000	24,715,683
School Improvement, Refunding, AGMC Insured, 4.50%, 12/01/31	1,000,000	1,062,230
Lakota Local School District GO,		
AGMC Insured, 5.00%, 12/01/29	5,000,000	5,376,650
Refunding, Series A, NATL RE, FGIC Insured, 5.25%, 12/01/26	2,000,000	2,654,080
Licking County Joint Vocational School District GO, School Facilities Construction and Improvement, NATL Insured,		
4.75%, 12/01/23	1,180,000	1,199,269
Pre-Refunded, 5.00%, 12/01/21	2,200,000	2,278,430
Pre-Refunded, 4.75%, 12/01/23	1,050,000	1,085,490
Licking Heights Local School District GO, School Facilities Construction and Improvement, Refunding, Series A, NATL Insured, 5.00%, 12/01/26	2,345,000	2,564,492

138 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Little Miami Local School District GO,
Refunding, AGMC Insured, 4.50%, 12/01/34	$14,255,000	$14,717,432
School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/34	4,000,000	4,816,880
Lorain County GO, Sewer System Improvement, NATL Insured, 5.00%, 12/01/19	1,640,000	1,672,111
Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
Series C-1, AGMC Insured, 5.00%, 4/01/33	19,410,000	20,450,764
Series C-2, AGMC Insured, 5.00%, 4/01/33	8,000,000	8,429,120
Lucas County GO, Various Purpose, 4.50%, 10/01/35	10,685,000	11,294,366
Mad River Local School District GO, Classroom Facilities, FGIC Insured, Pre-Refunded,
5.125%, 12/01/24	4,180,000	4,318,567
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%,
12/01/32	9,605,000	12,537,887
Mahoning County Career and Technical Center Board of Education COP, Series B, 4.75%,
12/01/36	3,500,000	3,666,145
Mahoning County Hospital Facilities Revenue, Western Reserve Care, NATL Insured, ETM,
5.50%, 10/15/25	4,750,000	5,957,545
Maple Heights City School District GO, School Facilities Improvement, 5.00%, 1/15/37	10,000,000	10,623,400
Martins Ferry City School District GO, School Facilities Construction and Improvement,
AGMC Insured, 5.00%, 12/01/32	3,610,000	3,823,098
Marysville Exempted Village School District COP, School Facilities Project, NATL Insured,
Pre-Refunded, 5.25%,
12/01/28	2,120,000	2,437,936
12/01/30	2,650,000	3,047,420
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20	1,000,000	756,430
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21	1,000,000	730,540
Refunding, NATL Insured, 5.00%, 12/01/29	1,000,000	1,014,680
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/29	5,500,000	5,882,030
Marysville Wastewater Treatment System Revenue,
Assured Guaranty, 4.25%, 12/01/27	1,170,000	1,237,041
Assured Guaranty, 4.75%, 12/01/47	5,000,000	5,164,400
first mortgage, NATL Insured, Pre-Refunded, 5.00%, 12/01/35	4,780,000	5,566,071
Refunding, Assured Guaranty, 4.75%, 12/01/46	14,205,000	14,610,553
Marysville Water System Mortgage Revenue, AMBAC Insured,
5.00%, 12/01/32	1,250,000	1,352,063
4.50%, 12/01/38	2,500,000	2,572,450
Mason City School District GO,
Refunding, AGMC Insured, 5.25%, 12/01/31	5,000,000	6,756,300
School Improvement, AGMC Insured, Pre-Refunded, 5.00%, 12/01/31	5,000,000	5,519,200
Mason GO, Sewer System, Refunding, 5.00%, 12/01/28	3,045,000	3,661,369
Maumee City School District GO, School Facilities Construction and Improvement, AGMC
Insured, 5.00%, 12/01/27	3,610,000	3,765,627
Medina GO, 5.00%, 12/01/22	1,100,000	1,127,093
Medina School District COP, School Facilities Project, Assured Guaranty, 5.25%, 12/01/31	5,725,000	6,387,153
Miami University Revenue, General Receipts,
AMBAC Insured, Pre-Refunded, 5.00%, 12/01/22	1,675,000	1,811,127
Refunding, 5.00%, 9/01/31	4,000,000	4,606,400
Refunding, 5.00%, 9/01/36	3,500,000	3,914,785

Annual Report | 139

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Ohio (continued)		
Middletown City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/31	$ 5,000,000	$ 5,401,750
Minerva Local School District GO, Classroom Facilities, NATL Insured, Pre-Refunded, 5.30%, 12/01/29	1,300,000	1,348,724
Monroe Local School District GO,		
AMBAC Insured, Pre-Refunded, 5.00%, 12/01/23	1,000,000	1,035,650
School Improvement, Refunding, AMBAC Insured, 4.50%, 12/01/29	3,115,000	3,205,865
Montgomery County Revenue, Catholic Health Initiatives,		
Refunding, Series A, 5.50%, 5/01/34	12,500,000	13,803,250
Refunding, Series A, 5.00%, 5/01/39	10,000,000	10,470,600
Series C-1, AGMC Insured, 5.00%, 10/01/41	10,000,000	10,467,700
Morley Library District GO, Lake County District Library, Library Improvement, AMBAC Insured, 4.75%, 12/01/21	1,000,000	1,017,960
New Albany Community Authority Community Facilities Revenue, Refunding,		
Series B, AMBAC Insured, 5.125%, 10/01/21	3,000,000	3,005,490
Series B, AMBAC Insured, 5.20%, 10/01/24	5,000,000	5,008,050
[a]Series C, 5.00%, 10/01/23	1,100,000	1,287,022
[a]Series C, 5.00%, 10/01/24	1,250,000	1,450,300
New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A, NATL Insured, 5.85%, 1/01/21	610,000	610,872
Newark City School District GO, School Improvement, Series A, NATL RE, FGIC Insured, 5.00%, 12/01/33	5,000,000	5,249,700
Northeast Ohio Medical University General Receipts Revenue, 5.00%, 12/01/42	13,445,000	14,055,806
Ohio Capital Corp. HMR, Refunding, Series G, NATL Insured, 6.35%, 7/01/22	440,000	440,453
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO, AGMC Insured,		
4.875%, 12/01/18	1,255,000	1,318,528
5.25%, 12/01/23	1,410,000	1,477,736
Ohio HFA Capital Fund Revenue, Series A, AGMC Insured, 5.00%, 4/01/27	5,545,000	6,035,843
Ohio State Air Quality Development Authority Revenue,		
Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	6,020,000	6,575,104
Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26	9,075,000	9,083,077
Pollution Control, Dayton Power and Light Co., Refunding, Series B, BHAC Insured, 4.80%, 1/01/34	23,000,000	23,667,000
Ohio State Building Authority Revenue, State Facilities,		
Administration Building Fund Project, Series A, AGMC Insured, Pre-Refunded, 5.00%, 4/01/22	3,100,000	3,110,850
Adult Correction, Series A, AGMC Insured, 5.00%, 4/01/24	5,390,000	5,915,094
Ohio State Department of Transportation COP, Panhandle Rail Line Project, AGMC Insured, 6.50%, 4/15/12	270,000	271,142
Ohio State GO,		
Common Schools, Series B, Pre-Refunded, 4.625%, 9/15/22	5,000,000	5,006,200
[a]Infrastructure Improvement, Series A, 4.00%, 2/01/31	8,220,000	8,729,640
[a]Infrastructure Improvement, Series A, 4.00%, 2/01/32	8,630,000	9,100,594
Ohio State Higher Educational Facility Commission Revenue,		
AGMC Insured, 5.75%, 11/15/40	4,500,000	4,979,070
Higher Educational Facility, Xavier University Project, CIFG Insured, Pre-Refunded, 5.00%, 5/01/23	3,385,000	3,946,775

140 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Ohio State Higher Educational Facility Commission Revenue, (continued)
Higher Educational Facility, Xavier University Project, CIFG Insured, Pre-Refunded, 5.00%,
5/01/24	$2,000,000	$2,331,920
Kenyon College Project, Refunding, 5.25%, 7/01/44	30,000,000	32,147,700
Summa Health System, 2010 Project, Refunding, Assured Guaranty, 5.25%,
11/15/40	21,805,000	23,221,453
University Hospital, BHAC Insured, 4.75%, 1/15/36	10,000,000	10,386,100
University Hospital, BHAC Insured, 4.75%, 1/15/46	15,000,000	15,485,100
University Hospital, BHAC Insured, 5.25%, 1/15/46	13,500,000	14,262,480
University of Dayton Project, XLCA Insured, 5.00%, 12/01/34	8,500,000	8,771,405
Xavier University, 5.00%, 5/01/40	14,500,000	15,396,100
Ohio State Higher Educational Facility Revenue,
Case Western Reserve University Project, Refunding, NATL Insured, 5.00%, 12/01/44	7,500,000	7,913,175
Case Western Reserve University Project, Series A, AMBAC Insured, 5.00%, 12/01/34	4,000,000	4,144,040
Otterbein College Project, CIFG Insured, 5.00%, 12/01/25	2,205,000	2,333,331
Otterbein College Project, CIFG Insured, 5.00%, 12/01/35	3,225,000	3,330,103
Ohio State University General Receipts Athens Revenue, NATL Insured, 5.00%, 12/01/24	2,155,000	2,308,070
Ohio State University General Receipts Revenue,
Series A, Pre-Refunded, 5.125%, 12/01/31	2,500,000	2,591,425
State University of Ohio, Series B, NATL Insured, 5.00%, 6/01/33	4,315,000	4,445,615
State University of Ohio, Series B, NATL Insured, Pre-Refunded, 5.00%, 6/01/33	940,000	995,197
Ohio State Water Development Authority Revenue, Drinking Water Fund, Leverage,
Pre-Refunded, 5.00%, 6/01/23	2,255,000	2,336,248
Olentangy Local School District GO,
AGMC Insured, 5.00%, 12/01/25	45,000	45,319
AGMC Insured, 4.50%, 12/01/33	10,000,000	10,450,500
AGMC Insured, Pre-Refunded, 5.00%, 12/01/25	1,790,000	1,810,639
AGMC Insured, Pre-Refunded, 5.00%, 12/01/30	3,910,000	3,955,082
AGMC Insured, Pre-Refunded, 5.00%, 12/01/30	1,745,000	2,066,673
Refunding, AGMC Insured, 5.00%, 12/01/30	90,000	90,495
Refunding, Series A, AGMC Insured, 4.50%, 12/01/32	11,300,000	11,910,200
School Facilities Construction and Improvement, Refunding, Assured Guaranty, 5.00%,
12/01/36	7,505,000	8,130,692
School Facilities Construction and Improvement, Series A, FGIC Insured, Pre-Refunded,
5.25%, 12/01/32	11,200,000	12,412,064
Ottawa and Glandorf Local School District GO, School Facilities Construction and Improvement,
NATL Insured, Pre-Refunded, 5.25%, 12/01/23	2,175,000	2,256,541
Painesville City School District GO, School Improvement, NATL RE, FGIC Insured, 5.00%,
12/01/28	2,515,000	2,633,356
Princeton City School District COP, 4.50%, 12/01/41	6,500,000	6,519,955
Princeton City School District GO, NATL Insured, Pre-Refunded, 5.00%,
12/01/25	1,700,000	1,838,159
12/01/26	2,725,000	2,946,461
12/01/30	2,260,000	2,443,670
Reynoldsburg City School District GO, School Facilities Construction, AGMC Insured, 5.00%,
12/01/32	3,000,000	3,308,430

Annual Report | 141

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Rittman Exempted Village School District GO, School Improvement, AGMC Insured,
Pre-Refunded, 5.125%, 12/01/31	$1,000,000	$1,011,830
Ross County Hospital Revenue, Facilities, Adena Health System, Refunding, Assured Guaranty,
5.25%, 12/01/38	15,000,000	15,843,000
Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured, 5.25%, 12/01/26	725,000	759,198
Shawnee State University Revenue, NATL Insured, 5.00%, 6/01/28	5,780,000	6,039,291
Sheffield Lake City School District GO, School Improvement, 5.00%, 12/01/37	9,635,000	10,356,565
Sidney City School District GO, School Improvement, FGIC Insured, Pre-Refunded, 5.125%,
12/01/28	1,425,000	1,477,112
Springboro Community City School District GO, Refunding, AGMC Insured, 5.25%,
12/01/27	5,175,000	6,478,479
12/01/28	2,000,000	2,501,360
Springboro Sewer System Revenue, Mortgage, NATL Insured, 5.00%, 6/01/27	1,095,000	1,146,881
St. Mary’s City School District GO, School Facilities Construction and Improvement, AGMC
Insured, 5.00%, 12/01/35	3,500,000	3,735,165
Summit County Port Authority Lease Revenue, University Akron Student Housing Project,
6.00%, 1/01/42	11,580,000	12,948,756
Sycamore Community City School District COP, Blue Ash Elementary School Project, AMBAC
Insured, 5.125%, 12/01/25	1,000,000	1,001,450
Sylvania City School District GO, School Improvement, Assured Guaranty, 5.25%,
12/01/36	7,660,000	8,258,093
Toledo City School District GO, School Facilities Improvement,
5.375%, 12/01/35	4,565,000	5,060,166
AGMC Insured, Pre-Refunded, 5.00%, 12/01/23	1,500,000	1,621,905
Series B, NATL RE, FGIC Insured, 5.00%, 12/01/27	1,925,000	2,019,768
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,784,450
Limited Tax, Various Purpose Improvement, Refunding, Assured Guaranty, 5.00%,
12/01/28	3,000,000	3,420,960
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured,
5.25%, 12/01/26	1,500,000	1,626,585
Toledo Waterworks Revenue,
NATL Insured, 5.00%, 11/15/30	6,425,000	6,903,534
Series A, 4.00%, 11/15/36	10,125,000	10,353,521
Trenton Water System Revenue, Improvement, AGMC Insured, 5.125%, 12/01/34	2,750,000	2,904,660
Tri-Valley Local School District GO,
FGIC Insured, Pre-Refunded, 5.25%, 12/01/29	7,225,000	7,310,833
NATL RE, FGIC Insured, Pre-Refunded, 5.25%, 12/01/29	1,305,000	1,320,503
Trotwood-Madison City School District GO, School Improvement, FGIC Insured, Pre-Refunded,
5.375%, 12/01/22	1,685,000	1,749,738
Union County GO, NATL Insured, Pre-Refunded, 5.00%, 12/01/33	2,895,000	3,130,277
University of Akron General Receipts Revenue,
NATL RE, FGIC Insured, 4.75%, 1/01/25	1,080,000	1,114,204
NATL RE, FGIC Insured, 5.00%, 1/01/28	1,475,000	1,520,504
NATL RE, FGIC Insured, 5.00%, 1/01/35	5,250,000	5,350,327
Series A, AGMC Insured, 5.00%, 1/01/33	5,000,000	5,375,350
Series B, AGMC Insured, 5.00%, 1/01/38	19,000,000	20,098,390

142 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Ohio Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
University of Akron Revenue, Refunding, Series A, AGMC Insured, 5.00%, 1/01/24	$5,000,000	$5,767,750
University of Cincinnati General Receipts Revenue,
AMBAC Insured, 5.00%, 6/01/31	1,350,000	1,373,612
Refunding, Series F, 5.00%, 6/01/32	5,805,000	6,539,216
Refunding, Series G, NATL Insured, 5.00%, 6/01/28	8,575,000	9,477,347
Series A, AMBAC Insured, 5.00%, 6/01/23	1,845,000	1,976,456
Series A, AMBAC Insured, 5.00%, 6/01/24	1,940,000	2,071,163
Series A, AMBAC Insured, 5.00%, 6/01/25	2,005,000	2,136,007
Series C, AGMC Insured, 5.00%, 6/01/31	8,000,000	8,765,520
University of Toledo General Receipts Revenue, Refunding, Series A, AMBAC Insured, 4.50%,
6/01/30	10,000,000	10,361,900
Van Wert City School District GO, School Improvement,
FGIC Insured, Pre-Refunded, 5.00%, 12/01/27	3,295,000	3,409,963
FGIC Insured, Pre-Refunded, 5.00%, 12/01/30	2,500,000	2,587,225
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/27	1,510,000	1,562,684
Warren City School District GO, School Improvement, NATL RE, FGIC Insured, 5.00%,
12/01/28	3,000,000	3,148,140
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,707,615
Wheelersburg Local School District GO, School Improvement, AGMC Insured, 5.00%,
12/01/32	1,400,000	1,484,854
Wright State University Revenue, Series A, 5.00%, 5/01/31	10,120,000	11,018,454
Youngstown State University General Receipts Revenue, Assured Guaranty,
5.25%, 12/15/29	4,000,000	4,495,280
5.50%, 12/15/33	4,225,000	4,746,196
Zanesville City School District GO, School Improvement, NATL Insured,
4.75%, 12/01/26	1,735,000	1,778,427
5.05%, 12/01/29	3,500,000	3,589,250
Pre-Refunded, 4.75%, 12/01/22	5,500,000	5,740,845
Pre-Refunded, 4.75%, 12/01/26	1,515,000	1,581,342
		1,534,777,851
U.S. Territories 7.4%
Puerto Rico 6.2%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, AGMC Insured, 6.00%, 7/01/34	5,000,000	5,805,250
Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32	10,000,000	10,157,100
Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, NATL
Insured, 4.75%, 12/01/15	6,500,000	6,700,655
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series N, AGMC Insured, 5.50%, 7/01/29	14,000,000	16,919,700
Puerto Rico Electric Power Authority Power Revenue, Refunding, Series VV, NATL RE, FGIC
Insured, 5.25%, 7/01/30	5,000,000	5,735,450
Puerto Rico Municipal Finance Agency GO, Series A, AGMC Insured, 5.75%, 8/01/12	3,500,000	3,512,705
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, ETM,
6.00%, 8/01/26	9,140,000	13,044,425
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 8/01/43	50,000,000	8,960,000
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 8/01/44	47,550,000	8,066,857

Annual Report | 143

See Abbreviations on page 192.

aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

144 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 145

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

146 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bFor the period July 15, 2009 (effective date) to February 28, 2010.
c The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
e Total return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 147

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 93.6%		
Oregon 75.7%		
Albany Water Revenue, Refunding, NATL RE, FGIC Insured, 5.00%, 8/01/33	$ 5,990,000	$ 6,097,161
Beaverton School District GO,		
AGMC Insured, 4.125%, 6/01/26	1,315,000	1,393,321
Washington County School District No. 48J, Assured Guaranty, 5.00%, 6/01/31	1,280,000	1,453,427
Washington County School District No. 48J, Assured Guaranty, 5.125%, 6/01/36	1,000,000	1,115,250
Benton County Hospital Facilities Authority Revenue, Samaritan Health, Refunding, 5.125%, 10/01/28	1,525,000	1,526,403
Canby GO, 5.00%, 6/01/36	3,000,000	3,239,280
Chemeketa Community College District GO, 5.00%,		
6/15/25	1,500,000	1,724,085
6/15/26	2,615,000	2,987,664
Clackamas County Canby School District No. 86 GO, AGMC Insured, 5.00%,		
6/15/23	1,000,000	1,091,030
6/15/25	1,000,000	1,084,080
Clackamas County Hospital Facility Authority Revenue,		
Gross Willamette Falls Project, Pre-Refunded, 5.375%, 4/01/22	2,125,000	2,439,033
Gross Willamette Falls Project, Pre-Refunded, 5.125%, 4/01/26	1,000,000	1,140,170
Legacy Health System, Series A, 5.50%, 7/15/35	6,525,000	7,156,489
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%, 6/01/25	3,075,000	4,055,618
Clackamas County School District No. 12 North Clackamas GO,		
Series A, AGMC Insured, 4.75%, 6/15/31	2,250,000	2,428,223
Series B, AGMC Insured, 5.00%, 6/15/27	25,000,000	27,914,000
Clackamas County School District No. 46 Oregon Trail GO,		
5.00%, 6/15/32	6,855,000	7,702,209
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	3,997,320
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	3,930,552
Refunding, Series A, 5.00%, 6/15/28	2,210,000	2,542,141
Refunding, Series A, 5.00%, 6/15/29	2,655,000	3,038,940
Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36	1,000,000	1,034,990
Columbia and Washington Counties School District No. 47J Vernonia GO, 5.00%, 6/15/35	5,175,000	5,875,643
Columbia Gorge Community College District GO, NATL Insured, Pre-Refunded, 5.00%, 6/15/22	1,000,000	1,145,400
Coos County School District No. 13 GO, AGMC Insured,		
5.00%, 6/15/22	55,000	55,499
Pre-Refunded, 5.00%, 6/15/22	2,465,000	2,498,056
Deschutes and Jefferson Counties School District No. 2J Redmond GO,		
5.50%, 6/15/34	5,000,000	5,734,800
Series A, NATL RE, FGIC Insured, 5.00%, 6/15/21	1,000,000	1,089,840
Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade Healthcare,		
Refunding, 8.25%, 1/01/38	20,000,000	25,371,600
Series B, AMBAC Insured, 5.375%, 1/01/35	7,000,000	7,442,750
Emerald Peoples Utility District Revenue, Refunding, Series A, AGMC Insured, 5.25%, 11/01/21	1,000,000	1,061,070
Eugene Electric Utility Revenue,		
5.00%, 8/01/40	6,000,000	6,813,600
Refunding, 5.00%, 8/01/33	10,060,000	11,143,965

148 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Oregon (continued)		
Eugene Water Revenue, Refunding, 5.00%, 8/01/40	$ 4,425,000	$ 4,967,992
Forest Grove Revenue, Campus Improvement, Pacific University Project, Refunding,		
6.00%, 5/01/30	4,000,000	4,091,960
6.375%, 5/01/39	12,000,000	12,329,760
High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30	1,010,000	1,035,644
Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29	5,360,000	5,609,186
Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project, Radian Insured, 5.375%,		
10/01/26	2,000,000	2,000,860
10/01/31	2,000,000	2,000,400
Independence GO, City Hall Project, AGMC Insured, 5.00%,		
6/15/35	2,110,000	2,359,761
6/15/40	3,975,000	4,412,131
Jackson County Airport Revenue, Series A, XLCA Insured, 5.25%,		
12/01/27	1,000,000	1,032,890
12/01/32	1,000,000	1,017,750
12/01/37	1,475,000	1,482,847
Jackson County School District No. 549C Medford GO,		
5.00%, 6/15/33	3,225,000	3,566,173
5.00%, 6/15/34	5,000,000	5,487,100
Series B, AGMC Insured, 5.00%, 12/15/32	5,765,000	6,375,456
Keizer Special Assessment, Keizer Station Area A Local, 5.20%, 6/01/31	3,110,000	3,362,190
Klamath Falls Intercommunity Hospital Authority Revenue, Merle West Medical Center Project,		
Pre-Refunded, 6.25%, 9/01/31	3,290,000	3,419,758
Refunding, 6.25%, 9/01/31	1,960,000	1,991,164
Refunding, Assured Guaranty, 5.00%, 9/01/36	5,000,000	5,058,050
Lake Oswego GO, Refunding, Series A, 5.00%, 12/01/31	6,400,000	7,312,000
Lane and Douglas Counties School District No. 45J3 GO, South Lane District, Refunding, AGMC Insured, 4.75%, 6/15/25	3,510,000	3,531,341
Lane County Metropolitan Wastewater Management Commission Revenue,		
5.25%, 11/01/28	5,000,000	5,719,350
NATL RE, FGIC Insured, 4.75%, 11/01/26	1,615,000	1,749,303
Lane County School District No. 19 Springfield GO, AGMC Insured, zero cpn.,		
6/15/27	5,580,000	2,885,976
6/15/28	2,000,000	983,200
6/15/29	1,925,000	897,801
Lane County School District No. 52 Bethel GO, Refunding, AGMC Insured, 5.00%, 6/15/20	5,700,000	5,752,668
Lebanon GO, AMBAC Insured, 5.00%,		
6/01/25	1,635,000	1,820,033
6/01/27	1,675,000	1,853,337
Linn County Community School District No. 9 GO, Lebanon, FGIC Insured, Pre-Refunded,		
5.55%, 6/15/21	1,155,000	1,232,270
5.60%, 6/15/30	9,495,000	10,136,292
Medford Hospital Facilities Authority Revenue, Asante Health System,		
Refunding, Assured Guaranty, 5.125%, 8/15/40	25,000,000	26,611,000
Series A, Assured Guaranty, 5.00%, 8/15/40	10,050,000	10,609,081

Annual Report | 149

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Oregon (continued)		
Multnomah County Hospital Facilities Authority Revenue, Adventis Health System-West, Series A, 5.125%, 9/01/40	$ 5,500,000	$ 5,863,990
Multnomah County School District No. 3 Park Rose GO, Series A, 5.00%,		
6/30/35	2,000,000	2,243,480
6/30/36	1,500,000	1,668,705
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	7,353,479
Multnomah-Clackamas Counties Centennial School District No. 28-JT GO, Capital Appreciation, AMBAC Insured, zero cpn., 6/01/16	2,260,000	1,903,395
Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam Fishway Project, 5.20%, 12/01/24	5,000,000	5,016,850
Ontario Hospital Facility Authority Revenue, Trinity Health, Series E, 5.00%, 12/01/37	6,460,000	7,031,516
Oregon Coast Community College District GO, NATL Insured, 5.00%, 6/15/23	3,745,000	4,023,366
Oregon Health and Science University Revenue,		
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	11,480,000	8,399,457
Series A, 5.875%, 7/01/33	2,500,000	2,849,275
Series A, 5.75%, 7/01/39	13,175,000	14,865,748
Series A, NATL Insured, 5.00%, 7/01/32	24,750,000	25,037,100
Oregon State Department of Administrative Services COP,		
AGMC Insured, 4.625%, 5/01/30	7,795,000	8,019,340
Series A, 5.25%, 5/01/39	3,800,000	4,167,118
Series A, AGMC Insured, 5.00%, 5/01/23	2,695,000	2,910,061
Series A, AGMC Insured, 5.00%, 5/01/30	13,205,000	13,940,915
Series B, NATL RE, FGIC Insured, 5.00%, 11/01/30	20,100,000	21,388,008
Series C, 5.00%, 11/01/34	8,000,000	8,788,160
Oregon State Department of Administrative Services Lottery Revenue, Series A, 5.00%,		
4/01/27	17,880,000	20,673,035
4/01/28	18,225,000	20,957,474
4/01/29	1,750,000	2,002,665
Oregon State Department of Transportation Highway User Tax Revenue,		
Refunding, Series A, 5.00%, 11/15/25	1,295,000	1,402,770
Refunding, Series A, 5.00%, 11/15/29	3,330,000	3,568,894
senior lien, Series A, 5.00%, 11/15/29	3,085,000	3,559,103
senior lien, Series A, 4.50%, 11/15/32	21,000,000	22,421,280
senior lien, Series A, 5.00%, 11/15/33	21,530,000	24,401,241
Series A, 5.00%, 11/15/28	15,000,000	16,252,500
Series A, Pre-Refunded, 5.125%, 11/15/23	5,000,000	5,171,850
Oregon State Facilities Authority Revenue,		
College Inn Student Housing Project, senior lien, Series A, XLCA Insured, 5.00%, 7/01/35	3,660,000	3,109,865
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	1,500,000	1,601,055
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	33,582,900
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,124,480
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	1,000,000	1,051,180
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	3,975,450
Peacehealth, Refunding, Series A, 5.00%, 11/01/39	32,050,000	33,991,909
Reed College Project, Refunding, Series A, 5.00%, 7/01/29	1,500,000	1,738,590
Reed College Project, Refunding, Series A, 4.75%, 7/01/32	2,000,000	2,226,380
Reed College Project, Refunding, Series A, 5.125%, 7/01/41	10,000,000	11,225,300

150 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Oregon (continued)		
Oregon State Facilities Authority Revenue, (continued)		
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	$ 7,500,000	$ 8,006,100
University of Portland Projects, Series A, 5.00%, 4/01/32	8,795,000	9,168,436
Willamette University Projects, Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 10/01/35	5,210,000	6,035,003
Oregon State GO,		
Alternative Energy Project, Series B, 6.00%, 10/01/26	1,680,000	2,044,526
Elderly and Disabled Housing, Series A, 6.00%, 8/01/15	755,000	756,193
Elderly and Disabled Housing, Series A, 6.00%, 8/01/21	375,000	375,428
Elderly and Disabled Housing, Series A, 5.375%, 8/01/28	1,115,000	1,115,435
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,150,000	3,084,953
Elderly and Disabled Housing, Series B, 6.10%, 8/01/17	945,000	946,276
Elderly and Disabled Housing, Series B, 6.25%, 8/01/23	1,355,000	1,356,748
Oregon University System Projects, Series G, 5.00%, 8/01/36	3,300,000	3,825,558
Oregon University System, Refunding, Series A, 5.00%, 8/01/25	5,275,000	6,591,745
Oregon University System, Refunding, Series A, 5.00%, 8/01/26	3,505,000	4,343,291
Oregon University System, Refunding, Series A, 5.00%, 8/01/28	1,755,000	2,140,380
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	1,500,000	1,650,660
State Board of Higher Education, Refunding, Series E, 5.00%, 8/01/29	7,745,000	8,335,324
State Board of Higher Education, Series A, 5.00%, 8/01/31	1,695,000	1,839,719
State Board of Higher Education, Series A, 5.00%, 8/01/34	5,000,000	5,591,050
State Board of Higher Education, Series A, 5.00%, 8/01/36	2,715,000	2,920,037
State Board of Higher Education, Series A, 5.00%, 8/01/37	5,555,000	6,047,562
State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/35	6,000,000	6,906,180
State Board of Higher Education, Series B, 5.00%, 8/01/38	5,000,000	5,502,200
State Board of Higher Education, Series C, 5.00%, 8/01/37	1,115,000	1,213,867
State Property, Series J, 5.00%, 5/01/36	8,500,000	9,822,430
Veterans' Welfare, Series 92B, 4.625%, 12/01/38	5,330,000	5,415,493
Oregon State Health Housing Educational and Cultural Facilities Authority Revenue, Peacehealth, AMBAC Insured, 5.00%, 11/15/26	5,500,000	5,561,105
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,		
Refunding, Series G, 5.35%, 7/01/30	5,025,000	5,312,430
Series C, 4.75%, 7/01/42	5,310,000	5,291,840
Philomath School District No. 17J Benton and Polk Counties GO, Series B, zero cpn., 6/15/31	1,000,000	506,490
Port of Portland International Airport Revenue, Series Nineteen, 5.50%, 7/01/38	23,000,000	25,259,060
Portland EDR, Broadway Project, Refunding, Series A, 6.50%, 4/01/35	5,000,000	5,489,800
Portland GO, Limited Tax,		
Refunding, Series A, 5.00%, 6/01/28	7,840,000	9,298,318
Refunding, Series A, 5.00%, 6/01/29	8,330,000	9,819,820
Refunding, Series A, 5.00%, 6/01/30	8,750,000	10,245,025
Series B, zero cpn., 6/01/21	1,000,000	776,270
Portland Housing Authority MFR, Housing, Lovejoy Station Apartments Project, NATL Insured, 6.00%, 7/01/33	2,000,000	2,002,460
Portland MFR,		
Civic Stadium Housing Project, Series A, 6.00%, 3/01/17	660,000	660,000
Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37	3,015,000	3,021,663

Annual Report | 151

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Portland River District Urban Renewal and Redevelopment Revenue, Series A, AMBAC Insured,
5.00%, 6/15/21	$3,000,000	$3,080,250
Portland Sewer System Revenue,
first lien, Series A, AGMC Insured, 5.00%, 10/01/24	6,235,000	6,796,773
second lien, Refunding, Series A, AGMC Insured, 5.00%, 6/01/23	2,500,000	2,600,325
second lien, Series A, 5.00%, 3/01/34	25,270,000	28,321,605
second lien, Series B, NATL Insured, 5.00%, 6/15/28	5,105,000	5,584,819
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 6/15/24	1,295,000	1,353,780
Interstate Corridor, Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 6/15/25	2,385,000	2,485,742
Interstate Corridor, Series B, 5.00%, 6/15/29	1,000,000	1,093,850
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,086,510
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,080,030
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,773,025
Lents Town Center, Series B, 5.00%, 6/15/28	1,175,000	1,295,332
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	1,068,340
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	1,962,756
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,662,845
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	5,152,234
Portland Water System Revenue,
NATL Insured, 4.50%, 10/01/27	1,000,000	1,071,580
NATL Insured, 4.50%, 10/01/28	3,895,000	4,149,655
second lien, Series A, NATL Insured, 4.375%, 10/01/25	3,415,000	3,656,406
Redmond Airport Revenue, 6.25%, 6/01/39	1,010,000	1,075,701
Redmond GO,
Series C, NATL Insured, 5.00%, 6/01/33	1,260,000	1,276,834
Terminal Expansion Project, 5.00%, 6/01/39	1,000,000	1,065,490
Salem Hospital Facility Authority Revenue,
Salem Hospital Project, Series A, 5.00%, 8/15/27	11,000,000	11,790,460
Salem Hospital Project, Series A, 5.00%, 8/15/36	9,000,000	9,318,420
Series A, 5.75%, 8/15/23	10,000,000	11,405,400
Salem-Keizer School District No. 24J GO, Series B, zero cpn., 6/15/30	8,500,000	4,459,780
Sherwood GO, Refunding, AGMC Insured, 5.00%, 6/01/36	4,240,000	4,702,796
Southwestern Community College District GO, NATL Insured, Pre-Refunded, 5.00%,
6/01/28	1,100,000	1,211,617
Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO, AGMC Insured,
5.00%, 6/15/25	1,560,000	1,693,739
Washington and Clackamas Counties Tigard-Tualatin School District No. 23J GO, NATL Insured,
Pre-Refunded, 5.00%, 6/15/22	7,000,000	7,093,870
Washington Clackamas and Yamhill Counties School District No. 88J GO,
Series A, NATL Insured, zero cpn., 6/15/26	6,850,000	3,740,100
Series A, NATL Insured, zero cpn., 6/15/27	7,090,000	3,674,747
Series A, NATL Insured, zero cpn., 6/15/29	3,110,000	1,454,982
Series A, NATL Insured, zero cpn., 6/15/30	3,260,000	1,448,190
Sherwood, Series A, NATL Insured, zero cpn., 6/15/28	2,960,000	1,458,096
Sherwood, Series A, NATL Insured, zero cpn., 12/15/31	3,515,000	1,443,997
Sherwood, Series B, NATL Insured, 4.50%, 12/15/31	2,900,000	3,088,877
Washington County GO, Refunding, 4.375%, 6/01/26	1,000,000	1,095,910

152 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Washington County School District No. 15 Forest Grove GO, Series B, zero cpn.,
6/15/29	$2,545,000	$1,371,577
6/15/30	2,490,000	1,274,033
6/15/31	3,140,000	1,522,617
Washington County School District No. 48J Beaverton GO, Pre-Refunded, 5.00%, 6/01/22	4,155,000	4,202,907
Yamhill County McMinnville School District No. 40 GO, AGMC Insured, 5.00%, 6/15/28	4,000,000	4,457,880
		1,023,408,969
U.S. Territories 17.9%
Guam 0.3%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%,
12/01/24	840,000	910,820
12/01/29	3,250,000	3,484,260
		4,395,080
Puerto Rico 17.5%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
Refunding, 5.625%, 5/15/43	10,000,000	9,904,700
Puerto Rico Commonwealth GO,
Public Improvement, Refunding, Series A, 5.50%, 7/01/32	15,000,000	15,623,700
Public Improvement, Refunding, Series A, 5.75%, 7/01/41	15,000,000	16,342,200
Public Improvement, Series A, 5.00%, 7/01/29	10,000,000	10,199,100
Public Improvement, Series A, 5.125%, 7/01/31	9,885,000	9,897,455
Public Improvement, Series A, 5.375%, 7/01/33	10,000,000	10,342,700
Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/28	4,500,000	4,958,460
Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
Pre-Refunded, 5.50%, 7/01/36	13,000,000	15,769,520
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	10,000,000	10,617,101
Series D, Pre-Refunded, 5.375%, 7/01/36	10,000,000	10,164,300
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	6,250,000	6,408,125
Puerto Rico Electric Power Authority Power Revenue,
Series II, AGMC Insured, Pre-Refunded, 5.125%, 7/01/26	9,150,000	9,387,442
Series II, Pre-Refunded, 5.25%, 7/01/31	12,000,000	12,316,200
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	10,000,000	11,484,300
Series WW, 5.25%, 7/01/33	9,690,000	10,265,780
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3, NATL
Insured, 6.00%, 7/01/25	15,000,000	18,353,250
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31	10,000,000	10,719,900
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first sub., Series A, zero cpn. to 8/01/16, 6.75% thereafter,
8/01/32	20,000,000	19,668,600
first sub., Series A, 5.375%, 8/01/39	9,000,000	9,742,500
first sub., Series A, 6.50%, 8/01/44	10,000,000	11,672,000
Series C, 5.25%, 8/01/40	2,860,000	3,173,342
		237,010,675

Annual Report | 153

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Oregon Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
U.S. Territories (continued)		
U.S. Virgin Islands 0.1%		
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/21	$ 1,400,000	$ 1,401,680
Total U.S. Territories		242,807,435
Total Municipal Bonds before Short Term Investments (Cost $1,168,349,342)		1,266,216,404
Short Term Investments 3.2%		
Municipal Bonds 3.2%		
Oregon 3.2%		
[a] Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project, Daily VRDN and Put, 0.13%, 8/15/37	39,075,000	39,075,000
[a] Oregon State Health Housing Educational and Cultural Facilities Authority Revenue, Peacehealth, Daily VRDN and Put, 0.07%, 12/01/15	4,100,000	4,100,000
Total Short Term Investments (Cost $43,175,000)		43,175,000
Total Investments (Cost $1,211,524,342) 96.8%		1,309,391,404
Other Assets, less Liabilities 3.2%		43,303,601
Net Assets 100.0%		$1,352,695,005

See Abbreviations on page 192.

154 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 155

156 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 157

158 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 96.1%
Pennsylvania 82.2%
Allegheny County GO,
NATL Insured, Pre-Refunded, 5.00%, 11/01/27	$1,000,000	$1,031,630
Notes, Series C-60, AGMC Insured, 5.00%, 11/01/27	3,000,000	3,277,200
Series C-61, Assured Guaranty, 5.00%, 12/01/33	5,000,000	5,396,650
Series C-65, 5.375%, 5/01/31	5,000,000	5,628,600
[a]Allegheny County Higher Education Building Authority College Revenue, Carnegie Mellon
University, Refunding, Series A, 5.00%, 3/01/24	5,000,000	6,138,550
Allegheny County Higher Education Building Authority University Revenue, Duquesne
University,
5.00%, 3/01/28	3,000,000	3,234,510
5.00%, 3/01/33	1,300,000	1,371,448
Series A, 5.50%, 3/01/31	3,000,000	3,387,690
Series A, XLCA Insured, 5.00%, 3/01/29	5,000,000	5,275,050
Series A, XLCA Insured, 5.00%, 3/01/33	5,630,000	5,882,111
Allegheny County Hospital Development Authority Revenue, 5.625%, 8/15/39	12,000,000	13,244,520
Allegheny County IDAR, County Guaranteed,
Refunding, Series B, NATL Insured, 5.00%, 11/01/29	1,485,000	1,501,469
Series A, NATL Insured, Pre-Refunded, 5.00%, 11/01/29	5,000,000	5,158,150
Series B, NATL Insured, Pre-Refunded, 5.00%, 11/01/29	7,515,000	7,752,699
Allegheny County Residential Finance Authority Mortgage Revenue, SFM, Refunding,
Series DD-1, GNMA Secured, 5.35%, 11/01/19	245,000	245,174
Series DD-2, GNMA Secured, 5.40%, 11/01/29	650,000	650,312
Allegheny County Sanitary Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/40	5,000,000	5,403,700
NATL RE, FGIC Insured, 5.00%, 12/01/37	6,745,000	7,086,567
Refunding, Series A, NATL Insured, 5.00%, 12/01/30	7,000,000	7,514,430
Allegheny Valley School District GO, NATL Insured, 5.00%, 11/01/28	1,550,000	1,639,079
Allentown Parking Authority Parking Revenue, AGMC Insured, 5.00%, 11/15/35	2,430,000	2,540,589
Bethel Park School District GO, 5.10%, 8/01/33	3,600,000	4,098,600
Bethlehem Area School District GO, AGMC Insured, 5.25%, 1/15/26	6,605,000	7,583,795
Bethlehem GO, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	5,000,000	5,843,450
Blair County Hospital Authority Revenue, Altoona Regulation Health System, 6.00%,
11/15/39	6,890,000	7,139,556
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,430,000
Bucks County Water and Sewer Authority Sewer System Revenue, Refunding, Series A,
Assured Guaranty, 5.00%, 12/01/35	2,500,000	2,750,450
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, 5.00%,
12/01/41	10,000,000	11,045,800
Butler Area School District GO, AGMC Insured, Pre-Refunded, 5.00%, 4/01/31	4,000,000	4,387,200
Butler County Hospital Authority Hospital Revenue, Butler Health System Project, 7.25%,
7/01/39	4,500,000	5,295,015
Catasauqua Area School District GO, Refunding, AGMC Insured, 5.00%, 2/15/36	6,000,000	6,288,180
Centennial School District Bucks County GO, Series A, 5.00%, 12/15/37	5,855,000	6,655,671
Central Bradford Progress Authority Revenue, Guthrie Healthcare System, Refunding, 5.375%,
12/01/41	3,000,000	3,299,340

Annual Report | 159

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Centre County Hospital Authority Revenue, Hospital, Mount Nittany Medical Center Project,
Assured Guaranty,
5.875%, 11/15/29	$1,000,000	$1,053,650
6.125%, 11/15/39	3,200,000	3,346,848
6.25%, 11/15/44	2,500,000	2,615,475
Commonwealth Financing Authority Revenue, Series B, 5.00%, 6/01/32	5,000,000	5,581,800
Connellsville Area School District GO, Series B, AGMC Insured, 5.00%, 11/15/37	1,000,000	1,021,600
Cumberland County Municipal Authority College Revenue, Dickinson College, Assn. of
Independent Colleges and Universities of Pennsylvania Financing Program,
Series GG1, NATL Insured, 5.00%, 5/01/34	3,500,000	3,684,730
Series HH1, 5.00%, 11/01/39	1,200,000	1,271,088
Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
Refunding, Series A, 6.00%, 6/01/36	10,000,000	10,865,700
Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
Series B, NATL Insured, ETM, 6.25%, 7/01/16	3,415,000	3,817,287
Deer Lakes School District GO, Assured Guaranty, 5.50%, 4/01/39	7,500,000	8,387,475
Delaware County Authority College Revenue,
Cabrini College, Refunding, Radian Insured, 5.875%, 7/01/29	1,140,000	1,140,593
Eastern College, Series C, 5.625%, 10/01/28	2,210,000	2,211,149
Haverford College, 5.00%, 11/15/40	3,000,000	3,284,460
Delaware County Authority Hospital Revenue, Crozer Keystone Obligated Group, Group A,
5.00%, 12/15/31	5,000,000	4,632,300
Delaware County Authority Revenue, Health Facilities, Mercy Health Corp. Project, ETM,
6.00%, 12/15/26	10,800,000	12,427,236
Delaware County Authority University Revenue, Neumann University,
5.00%, 10/01/25	1,250,000	1,302,125
5.25%, 10/01/31	1,250,000	1,306,075
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC
Insured, 5.60%, 7/01/17	5,000,000	5,716,800
Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured, 5.00%,
11/01/35	6,000,000	6,217,980
Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25	1,840,000	1,840,644
Erie Higher Education Building Authority College Revenue, Mercyhurst College, 5.50%,
3/15/38	2,000,000	2,087,880
Erie Parking Authority Parking Facilities Revenue, Guaranteed, Refunding, AGMC Insured,
5.125%, 9/01/32	4,250,000	4,713,888
Erie Water Authority Revenue, AGMC Insured, 5.00%, 12/01/43	7,000,000	7,439,250
Falls Township Authority Water and Sewer Revenue, Guaranteed, 5.00%, 12/01/41	2,210,000	2,422,182
Franklin County IDAR, Chambersburg Hospital Project, 5.375%, 7/01/42	10,000,000	10,502,000
General Authority of Southcentral Pennsylvania Revenue, WellSpan Health Obligated Group,
Refunding, Series A, 6.00%, 6/01/25	10,000,000	11,522,800
General Authority of Southcentral Revenue, Assn. of Independent Colleges and Universities,
York College of Pennsylvania Project, 5.75%, 11/01/41	9,500,000	10,563,240
Johnstown RDA Sewer Revenue, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/15/34	1,825,000	2,034,218
Lackawanna County GO, Series B, AGMC Insured, 5.00%,
9/01/30	8,100,000	8,493,822
9/01/35	7,500,000	7,682,325

160 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Pennsylvania (continued)		
Lancaster County Hospital Authority Revenue, Health Center, Willow Valley Retirement Project, 5.875%, 6/01/21	$ 815,000	$ 816,141
Lancaster Parking Authority Parking Revenue, Guaranteed, Series A, AMBAC Insured, 5.00%,		
12/01/32	1,700,000	1,820,496
12/01/35	2,500,000	2,640,050
Latrobe IDAR, St. Vincent College Project, 5.70%, 5/01/31	1,410,000	1,424,960
Lehigh County General Purpose Authority Revenues,		
Lehigh Valley Hospital, Health Network, Series B, AGMC Insured, 5.25%, 7/01/19	2,750,000	2,783,055
Muhlenberg College Project, 5.25%, 2/01/34	1,500,000	1,644,315
Lehigh County General Purpose Hospital Revenue, Lehigh Valley Health, Series B, AGMC Insured, 5.00%, 7/01/35	11,250,000	11,949,975
Luzerne County IDA Facility Revenue, Pennsylvania American Water Co., Refunding, 5.50%, 12/01/39	10,000,000	10,961,400
Lycoming County Authority College Revenue, Pennsylvania College of Technology, AMBAC Insured, 5.25%, 5/01/32	5,030,000	5,041,468
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Refunding, Series A, 5.75%, 7/01/39	25,000,000	26,355,250
Lycoming County Water and Sewer Authority Sewer Revenue, AGMC Insured, 5.00%, 11/15/35	5,835,000	6,273,850
Marple Newtown School District GO, AGMC Insured, 5.00%, 6/01/31	11,225,000	12,605,675
McKeesport Municipal Authority Sewer Revenue, 5.75%, 12/15/39	5,000,000	5,324,900
Monroe County Hospital Authority Revenue, Hospital, Pocono Medical Center,		
5.00%, 1/01/27	1,000,000	1,026,630
5.125%, 1/01/37	2,000,000	2,047,420
5.25%, 1/01/43	2,000,000	2,041,640
Montgomery County GO, 5.00%, 9/15/22	645,000	646,696
Montgomery County Higher Education and Health Authority Revenue, Arcadia University, 5.625%, 4/01/40	5,750,000	6,052,335
Montgomery County IDA Retirement Community Revenue, ACTS Retirement-Life Communities Inc. Obligated Group, 5.25%, 11/15/28	5,000,000	5,001,100
Montgomery County IDAR, FHA Insured, 5.375%, 8/01/38	5,000,000	5,490,200
Montour School District GO, AGMC Insured, 5.00%,		
4/01/32	5,000,000	5,401,150
4/01/37	12,500,000	13,292,500
Norristown Area School District GO, FGIC Insured, Pre-Refunded, 5.00%, 9/01/27	5,000,000	5,233,900
Northampton Borough Municipal Authority Water Revenue, NATL Insured,		
5.00%, 5/15/34	445,000	457,914
Pre-Refunded, 5.00%, 5/15/34	1,955,000	2,153,081
Northampton County General Purpose Authority Hospital Revenue, St. Luke's Hospital Project,		
Series A, 5.50%, 8/15/35	10,000,000	10,322,300
Series B, 5.50%, 8/15/33	2,200,000	2,246,068
Northampton County General Purpose Authority Revenue,		
Higher Education, Lehigh University, 5.00%, 11/15/39	20,000,000	21,746,600
Lafayette College, Refunding, 5.00%, 11/01/34	20,000,000	21,816,200
Northeastern York School District GO, Series B, NATL RE, FGIC Insured, 5.00%,		
4/01/30	1,000,000	1,083,150
4/01/31	2,000,000	2,158,520

Annual Report | 161

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 *(continued)*

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
Pennsylvania (continued)		
Norwin School District GO, AGMC Insured,		
5.00%, 4/01/37	$10,000,000	$ 10,586,400
Pre-Refunded, 5.00%, 4/01/35	3,000,000	3,534,210
Owen J. Roberts School District GO, AGMC Insured, 5.00%, 9/01/36	2,710,000	2,897,424
Pennsbury School District GO, FGIC Insured, Pre-Refunded, 5.00%, 1/15/22	2,835,000	2,884,414
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue, Allegheny Energy Supply Co., LLC Project, 7.00%, 7/15/39	10,000,000	11,376,500
Pennsylvania Economic Development Financing Authority Revenue, Lincoln University, Series A, NATL RE, FGIC Insured, 5.00%, 6/01/33	3,325,000	3,401,774
Pennsylvania Economic Development Financing Authority Water Facilities Revenue,		
American Water Co. Project, 6.20%, 4/01/39	12,000,000	13,948,680
Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	26,865,250
Pennsylvania HFA, SFMR, Refunding, Series 105C,		
4.875%, 10/01/34	25,000,000	25,637,750
5.00%, 10/01/39	3,250,000	3,345,420
Pennsylvania State GO,		
First Series, 5.00%, 11/15/25	5,000,000	6,128,000
First Series, 5.00%, 11/15/29	15,000,000	18,095,400
Second Series, 5.00%, 4/15/23	10,000,000	12,141,700
Second Series A, 5.00%, 8/01/25	5,000,000	5,767,600
Pennsylvania State Higher Educational Facilities Authority Revenue,		
Assn. of Independent Colleges and Universities of Pennsylvania Financing Program, St. Francis University Project, Series JJ2, 6.25%, 11/01/41	3,840,000	4,047,283
Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37	5,000,000	5,343,550
Drexel University, Series A, 5.00%, 5/01/20	1,485,000	1,513,631
Drexel University, Series A, 5.20%, 5/01/29	750,000	760,260
Drexel University, Series A, NATL Insured, 5.00%, 5/01/37	25,525,000	26,581,224
Edinboro University Foundation, 6.00%, 7/01/43	3,500,000	3,716,020
La Salle University, Series A, 5.00%, 5/01/37	2,500,000	2,516,975
Philadelphia University, Refunding, 5.00%, 6/01/30	2,295,000	2,325,409
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, 6.25%, 10/01/43	7,000,000	7,515,620
St. Joseph's University, Series A, 5.00%, 11/01/40	15,000,000	16,087,500
State System of Higher Education, NATL Insured, 5.00%, 6/15/37	7,000,000	7,466,830
Temple University, Refunding, NATL Insured, 5.00%, 4/01/28	5,000,000	5,412,450
Temple University, Refunding, NATL Insured, 5.00%, 4/01/33	10,000,000	10,658,300
Thomas Jefferson University, 5.00%, 3/01/40	16,980,000	18,191,183
Trustees of the University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38	5,000,000	5,260,000
Trustees of the University of Pennsylvania, Series A, 5.00%, 9/01/41	24,580,000	27,807,354
University of Pennsylvania Health System, 5.75%, 8/15/41	3,950,000	4,505,844
University of Pennsylvania Health System, Refunding, Series B, 6.00%, 8/15/26	5,000,000	5,901,800
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	14,136,590
University of the Sciences in Philadelphia, Assured Guaranty, 5.00%, 11/01/32	5,000,000	5,435,450
University of the Sciences in Philadelphia, Refunding, Series A, XLCA Insured, 5.00%, 11/01/36	8,315,000	8,566,196
Widener University, 5.00%, 7/15/31	500,000	512,865
Widener University, 5.00%, 7/15/39	5,750,000	5,883,457

162 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue,
University Properties Inc., 5.00%, 7/01/42	$5,500,000	$5,440,325
Pennsylvania State Public School Building Authority Community College Revenue, Community
College of Philadelphia Project, 6.00%, 6/15/28	5,000,000	5,686,700
Pennsylvania State Public School Building Authority Lease Revenue, School District of
Philadelphia Project, Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	5,000,000	5,277,200
Pennsylvania State Public School Building Authority Revenue,
Career Institute of Technology, NATL RE, FGIC Insured, 5.00%, 11/15/28	1,000,000	1,056,070
Central Montgomery County Area, NATL RE, FGIC Insured, 5.00%, 5/15/24	2,500,000	2,621,625
Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, NATL Insured,
5.00%, 12/01/24	1,655,000	1,727,803
Pre-Refunded, 5.00%, 12/01/31	5,000,000	5,406,350
Pennsylvania State Turnpike Commission Turnpike Revenue,
5.125%, 12/01/40	16,860,000	17,880,199
Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38	5,000,000	5,755,250
Series A, AMBAC Insured, 5.00%, 12/01/34	5,000,000	5,424,200
Series C, Sub Series C-1, 5.00%, 12/01/40	3,000,000	3,162,630
Subordinate, Series A, Assured Guaranty, 5.00%, 6/01/39	20,000,000	21,387,800
Subordinate, Special, Motor License Fund Enhanced Turnpike, Series A, 5.50%,
12/01/41	5,000,000	5,702,550
Pennsylvania State University Revenue, 5.00%, 9/01/35	1,000,000	1,066,460
Philadelphia Airport Revenue, Series A, AGMC Insured, 5.00%, 6/15/40	5,000,000	5,273,350
Philadelphia Authority for IDR,
Cultural and Commercial Corridors Program, Series A, NATL RE, FGIC Insured, 5.00%,
12/01/23	6,205,000	6,486,459
Cultural and Commercial Corridors Program, Series A, NATL RE, FGIC Insured, 5.00%,
12/01/25	5,690,000	5,950,602
International Apartments at Temple University, Series A, 5.625%, 6/15/42	4,000,000	4,118,240
Series B, AMBAC Insured, 5.25%, 7/01/31	2,000,000	2,003,380
Philadelphia Gas Works Revenue,
Ninth Series, 5.25%, 8/01/40	5,720,000	5,928,094
Twelfth Series B, NATL Insured, ETM, 7.00%, 5/15/20	715,000	884,527
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	5,000,000	5,577,650
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	5,000,000	5,614,850
Series B, Assured Guaranty, 7.125%, 7/15/38	10,000,000	11,462,500
Philadelphia Hospitals and Higher Education Facilities Authority Revenue,
Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,393,700
Temple University Health System, Refunding, Series A, 5.50%, 7/01/30	5,000,000	5,126,900
Temple University Health System, Refunding, Series A, 5.00%, 7/01/34	4,000,000	3,936,280
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured,
5.00%, 12/01/21	5,000,000	5,120,100
Philadelphia Municipal Authority Revenue, Lease, 6.50%,
4/01/34	3,250,000	3,507,173
4/01/39	2,500,000	2,690,150
Philadelphia RDAR, Neighborhood Transformation, Series C, NATL RE, FGIC Insured, 5.00%,
4/15/31	13,565,000	13,961,505

Annual Report | 163

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia School District GO,
Series D, FGIC Insured, Pre-Refunded, 5.125%, 6/01/34	$5,000,000	$5,533,150
Series E, 6.00%, 9/01/38	5,000,000	5,648,800
Philadelphia Water and Wastewater Revenue,
Series A, 5.25%, 1/01/36	3,000,000	3,227,370
Series A, 5.00%, 1/01/41	10,000,000	10,690,600
Series A, AGMC Insured, 5.00%, 7/01/29	11,645,000	12,368,154
Series A, NATL RE, FGIC Insured, 5.00%, 11/01/31	2,765,000	2,791,710
Series C, AGMC Insured, 5.00%, 8/01/35	7,000,000	7,599,340
Pine Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	16,563,265
Pittsburgh Urban RDA Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30	430,000	430,288
Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14	465,000	509,868
Reading GO, AGMC Insured, 6.00%, 11/01/28	2,000,000	2,283,000
Scranton School District GO,
Series A, AGMC Insured, 5.00%, 7/15/38	5,430,000	5,760,470
Series C, AGMC Insured, 5.00%, 7/15/38	5,000,000	5,304,300
Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton, XLCA
Insured, 5.00%, 11/01/37	8,125,000	8,523,775
Snyder County Higher Education Authority University Revenue, Susquehanna University
Project, 5.00%, 1/01/38	4,000,000	4,191,680
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial, Refunding,
Series B, Assured Guaranty, 5.375%, 7/01/35	10,000,000	10,846,700
Southern Lehigh School District GO, Series A, FGIC Insured, Pre-Refunded, 5.00%,
9/01/25	6,900,000	7,062,771
Southmoreland School District GO, NATL Insured, 5.00%, 4/01/27	5,025,000	5,340,520
State Public School Building Authority College Revenue,
Delaware County Community College Project, AGMC Insured, 5.00%, 10/01/32	1,000,000	1,085,950
Westmoreland County Community College Project, NATL RE, FGIC Insured, 5.25%,
10/15/22	2,170,000	2,208,170
State Public School Building Authority School Lease Revenue,
Harrisburg School District Project, Series A, Assured Guaranty, 5.00%, 11/15/33	5,000,000	5,322,500
The School District of Philadelphia Project, AGMC Insured, Pre-Refunded, 5.00%,
6/01/33	15,000,000	15,880,800
Susquehanna Area Regional Airport Authority Airport System Revenue,
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/28	2,000,000	1,878,980
Series A, 6.50%, 1/01/38	4,000,000	4,166,280
University of Pittsburgh of the Commonwealth System of Higher Education Revenue, University
Capital Project,
Refunding, Series C, 5.00%, 9/15/35	5,000,000	5,551,900
Series B, 5.00%, 9/15/31	10,000,000	11,408,300
Upper St. Clair Township School District GO, AGMC Insured, Pre-Refunded, 5.00%,
7/15/28	465,000	472,161
7/15/28	535,000	544,325
Washington County GO,
Refunding, Series A, AMBAC Insured, 5.125%, 9/01/27	4,295,000	4,343,147
Series A, AMBAC Insured, Pre-Refunded, 5.125%, 9/01/27	705,000	722,061
Washington County IDA College Revenue, Washington Jefferson College, Refunding,
5.25%, 11/01/30	7,525,000	8,173,655
5.00%, 11/01/36	8,470,000	8,744,259

164 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
West Allegheny School District GO, Refunding, Series D, NATL RE, FGIC Insured, 4.75%,
9/01/19	$2,000,000	$2,000,000
9/01/20	3,805,000	3,805,000
West Mifflin Area School District GO, AGMC Insured, 5.125%, 4/01/31	1,000,000	1,098,340
Whitehall-Coplay School District GO, Series A, AGMC Insured, 5.375%, 11/15/34	6,000,000	6,685,500
Wilkes-Barre Finance Authority Revenue, Wilkes University Project, Refunding, 5.00%,
3/01/37	4,500,000	4,523,625
Wyoming Area School District GO, Refunding, Series A, NATL Insured, 5.00%, 9/01/26	5,005,000	5,415,860
		1,236,316,253
U.S. Territories 13.9%
Puerto Rico 13.2%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	2,100,000	2,263,128
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 5.75%, 7/01/41	7,730,000	8,421,680
Refunding, Series A-4, AGMC Insured, 5.25%, 7/01/30	5,000,000	5,495,100
Series A, 5.00%, 7/01/28	5,000,000	5,212,950
Series A, 5.00%, 7/01/29	4,000,000	4,079,640
Series A, 5.00%, 7/01/33	13,960,000	14,085,221
Series A, 5.25%, 7/01/37	10,000,000	10,365,200
Series A, Pre-Refunded, 5.00%, 7/01/33	7,000,000	7,438,620
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series B,
5.00%, 7/01/37	7,010,000	7,140,316
Puerto Rico Electric Power Authority Power Revenue,
Series TT, 5.00%, 7/01/32	5,100,000	5,297,421
Series XX, 5.25%, 7/01/40	16,020,000	16,777,266
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, 5.00%, 7/01/36	5,950,000	6,025,030
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31	10,000,000	10,719,900
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first sub., Series A, 5.375%, 8/01/39	20,000,000	21,650,000
first sub., Series A, 6.00%, 8/01/42	34,000,000	38,482,900
first sub., Series A-1, 5.25%, 8/01/43	10,000,000	10,824,700
first sub., Series C, 5.50%, 8/01/40	15,000,000	16,423,950
Refunding, Series C, 5.00%, 8/01/46	6,250,000	6,720,500
		197,423,522
U.S. Virgin Islands 0.7%
Virgin Islands PFAR,
Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	5,000,000	5,085,450
senior lien, Refunding, Series B, 5.00%, 10/01/25	5,500,000	5,896,935
		10,982,385
Total U.S. Territories		208,405,907
Total Municipal Bonds before Short Term Investments
(Cost $1,346,282,738)		1,444,722,160

Annual Report | 165

Franklin Tax-Free Trust

Statement of Investments, February 29, 2012 (continued)

Franklin Pennsylvania Tax-Free Income Fund	Principal Amount	Value
Short Term Investments 2.5%
Municipal Bonds 2.5%
Pennsylvania 2.5%
[b]Geisinger Authority Health System Revenue, Geisinger Health System,
Daily VRDN and Put, 0.12%, 11/15/32	$6,600,000	$6,600,000
Refunding, Series A, Daily VRDN and Put, 0.08%, 5/15/35	18,800,000	18,800,000
Series B, Daily VRDN and Put, 0.08%, 6/01/41	12,480,000	12,480,000
Total Short Term Investments (Cost $37,880,000)		37,880,000
Total Investments (Cost $1,384,162,738) 98.6%		1,482,602,160
Other Assets, less Liabilities 1.4%		20,396,151
Net Assets 100.0%		$1,502,998,311

See Abbreviations on page 192.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

166 | The accompanying notes are an integral part of these financial statements. | Annual Report

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168 | The accompanying notes are an integral part of these financial statements. | Annual Report

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170 | The accompanying notes are an integral part of these financial statements. | Annual Report

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172 | The accompanying notes are an integral part of these financial statements. | Annual Report

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174 | The accompanying notes are an integral part of these financial statements. | Annual Report

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176 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, eight of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Class A, Class C & Advisor Class

Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Minnesota Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund

Class A, Class B, Class C & Advisor Class

Franklin Arizona Tax-Free Income Fund
Franklin Michigan Tax-Free Income Fund
Franklin Ohio Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or

Annual Report | 177

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Purchased on a When-Issued Basis

Certain funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 29, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

178 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At February 29, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 29, 2012
Shares sold	9,386,138	$101,701,309	6,446,213	$75,440,380
Shares issued in reinvestment of
distributions	2,578,747	27,757,523	1,651,152	19,234,701
Shares redeemed	(12,361,568)	(131,857,923)	(8,251,390)	(94,709,645)
Net increase (decrease)	(396,683)	$(2,399,091)	(154,025)	$(34,564)
Year ended February 28, 2011
Shares sold	11,611,244	$124,494,223	8,534,066	$99,601,606
Shares issued in reinvestment of
distributions	2,426,611	25,975,943	1,509,903	17,449,117
Shares redeemed	(23,187,262)	(245,337,694)	(10,762,019)	(122,742,220)
Net increase (decrease)	(9,149,407)	$(94,867,528)	(718,050)	$(5,691,497)
Class B Shares:
Year ended February 29, 2012
Shares sold	5,434	$59,026
Shares issued in reinvestment of
distributions	7,504	80,501
Shares redeemed	(315,990)	(3,392,898)
Net increase (decrease)	(303,052)	$(3,253,371)
Year ended February 28, 2011
Shares sold	27,168	$297,021
Shares issued in reinvestment of
distributions	14,523	156,725
Shares redeemed	(408,278)	(4,399,077)
Net increase (decrease)	(366,587)	$(3,945,331)
Class C Shares:
Year ended February 29, 2012
Shares sold	2,384,055	$26,250,025	2,226,639	$26,427,372
Shares issued in reinvestment of
distributions	295,639	3,224,883	313,678	3,685,894
Shares redeemed	(1,885,024)	(20,287,098)	(1,853,273)	(21,550,995)
Net increase (decrease)	794,670	$9,187,810	687,044	$8,562,271
Year ended February 28, 2011
Shares sold	2,265,210	$24,826,899	2,962,651	$34,998,856
Shares issued in reinvestment of
distributions	275,440	2,983,757	320,548	3,739,948
Shares redeemed	(3,027,577)	(32,169,623)	(3,861,020)	(43,922,365)
Net increase (decrease)	(486,927)	$(4,358,967)	(577,821)	$(5,183,561)

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Arizona		Franklin Colorado
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended February 29, 2012
Shares sold	1,585,630	$16,760,244	1,936,244	$21,890,555
Shares issued in reinvestment of
distributions	45,706	496,031	67,652	794,781
Shares redeemed	(337,298)	(3,604,976)	(592,914)	(6,821,124)
Net increase (decrease)	1,294,038	$13,651,299	1,410,982	$15,864,212
Year ended February 28, 2011
Shares sold	512,669	$5,602,573	574,694	$6,713,466
Shares issued in reinvestment of
distributions	6,498	68,858	4,159	46,532
Shares redeemed	(386,863)	(4,083,750)	(329,158)	(3,735,311)
Net increase (decrease)	132,304	$1,587,681	249,695	$3,024,687

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 29, 2012
Shares sold	4,591,480	$50,365,218	8,202,399	$97,913,347
Shares issued in reinvestment of
distributions	1,025,285	11,188,602	3,189,693	37,919,340
Shares redeemed	(6,583,505)	(71,220,048)	(14,427,904)	(170,397,096)
Net increase (decrease)	(966,740)	$(9,666,228)	(3,035,812)	$(34,564,409)
Year ended February 28, 2011
Shares sold	7,311,102	$79,511,741	11,226,069	$133,487,446
Shares issued in reinvestment of
distributions	991,339	10,755,858	3,283,713	38,899,504
Shares redeemed	(10,362,701)	(110,357,732)	(22,307,808)	(261,454,441)
Net increase (decrease)	(2,060,260)	$(20,090,133)	(7,798,026)	$(89,067,491)
Class B Shares:
Year ended February 29, 2012
Shares sold			806	$9,611
Shares issued in reinvestment of
distributions			11,386	135,348
Shares redeemed			(454,572)	(5,382,870)
Net increase (decrease)			(442,380)	$(5,237,911)
Year ended February 28, 2011
Shares sold			6,635	$78,903
Shares issued in reinvestment of
distributions			28,303	338,431
Shares redeemed			(875,089)	(10,466,071)
Net increase (decrease)			(840,151)	$(10,048,737)

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Connecticut		Franklin Michigan
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 29, 2012
Shares sold	1,927,334	$21,424,448	2,380,292	$28,854,862
Shares issued in reinvestment of
distributions	216,821	2,380,108	432,521	5,205,384
Shares redeemed	(1,524,228)	(16,547,569)	(2,689,231)	(32,101,209)
Net increase (decrease)	619,927	$7,256,987	123,582	$1,959,037
Year ended February 28, 2011
Shares sold	2,457,435	$27,112,368	3,771,530	$45,678,078
Shares issued in reinvestment of
distributions	218,789	2,388,954	463,002	5,549,071
Shares redeemed	(2,652,942)	(28,513,899)	(4,952,648)	(58,569,455)
Net increase (decrease)	23,282	$987,423	(718,116)	$(7,342,306)
Advisor Class Shares:
Year ended February 29, 2012
Shares sold	869,767	$9,387,004	931,912	$10,928,946
Shares issued in reinvestment of
distributions	28,244	309,126	32,713	391,627
Shares redeemed	(660,187)	(7,070,828)	(196,306)	(2,344,028)
Net increase (decrease)	237,824	$2,625,302	768,319	$8,976,545
Year ended February 28, 2011
Shares sold	1,486,160	$16,229,056	564,518	$6,776,763
Shares issued in reinvestment of
distributions	6,296	66,373	5,558	64,703
Shares redeemed	(660,039)	(7,083,149)	(205,129)	(2,396,792)
Net increase (decrease)	832,417	$9,212,280	364,947	$4,444,674

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 29, 2012
Shares sold	9,592,437	$118,824,268	10,998,367	$138,008,609
Shares issued in reinvestment of
distributions	1,905,084	23,516,637	3,353,038	41,704,111
Shares redeemed	(10,724,362)	(131,434,127)	(16,074,356)	(198,372,862)
Net increase (decrease)	773,159	$10,906,778	(1,722,951)	$(18,660,142)
Year ended February 28, 2011
Shares sold	10,914,685	$133,261,358	17,095,312	$212,766,451
Shares issued in reinvestment of
distributions	1,804,094	21,890,477	3,225,465	39,845,648
Shares redeemed	(12,473,788)	(149,848,620)	(23,011,849)	(280,181,523)
Net increase (decrease)	244,991	$5,303,215	(2,691,072)	$(27,569,424)

182 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Minnesota		Franklin Ohio
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class B Shares:
Year ended February 29, 2012
Shares sold			1,525	$18,554
Shares issued in reinvestment of
distributions			16,637	205,914
Shares redeemed			(783,676)	(9,724,645)
Net increase (decrease)			(765,514)	$(9,500,177)
Year ended February 28, 2011
Shares sold			18,160	$229,651
Shares issued in reinvestment of
distributions			43,289	538,999
Shares redeemed			(1,287,553)	(15,977,505)
Net increase (decrease)			(1,226,104)	$(15,208,855)
Class C Shares:
Year ended February 29, 2012
Shares sold	3,534,891	$44,280,993	4,563,725	$58,007,731
Shares issued in reinvestment of
distributions	407,935	5,079,113	753,517	9,469,766
Shares redeemed	(2,792,103)	(34,510,669)	(4,479,621)	(55,777,524)
Net increase (decrease)	1,150,723	$14,849,437	837,621	$11,699,973
Year ended February 28, 2011
Shares sold	5,466,751	$67,373,672	8,376,188	$105,879,896
Shares issued in reinvestment of
distributions	395,327	4,836,073	687,538	8,571,726
Shares redeemed	(3,509,383)	(42,295,438)	(6,259,145)	(76,595,917)
Net increase (decrease)	2,352,695	$29,914,307	2,804,581	$37,855,705
Advisor Class Shares:
Year ended February 29, 2012
Shares sold	2,311,423	$28,192,742	1,752,053	$21,428,434
Shares issued in reinvestment of
distributions	57,558	716,632	57,614	719,414
Shares redeemed	(276,788)	(3,415,327)	(597,102)	(7,415,618)
Net increase (decrease)	2,092,193	$25,494,047	1,212,565	$14,732,230
Year ended February 28, 2011
Shares sold	623,170	$7,397,563	983,536	$12,181,534
Shares issued in reinvestment of
distributions	2,122	25,612	9,715	117,554
Shares redeemed	(79,702)	(971,906)	(487,913)	(5,901,225)
Net increase (decrease)	545,590	$6,451,269	505,338	$6,397,863

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 29, 2012
Shares sold	14,020,433	$168,343,834	18,549,942	$192,816,437
Shares issued in reinvestment of
distributions	2,821,038	33,676,733	3,528,102	36,427,060
Shares redeemed	(12,313,371)	(145,472,006)	(15,781,411)	(160,831,128)
Net increase (decrease)	4,528,100	$56,548,561	6,296,633	$68,412,369
Year ended February 28, 2011
Shares sold	15,686,913	$186,972,619	22,147,627	$227,986,068
Shares issued in reinvestment of
distributions	2,690,314	31,802,077	3,079,880	31,423,006
Shares redeemed	(16,345,936)	(191,198,813)	(22,098,908)	(222,465,601)
Net increase (decrease)	2,031,291	$27,575,883	3,128,599	$36,943,473
Class B Shares:
Year ended February 29, 2012
Shares sold			2,002	$20,429
Shares issued in reinvestment of
distributions			20,815	213,110
Shares redeemed			(883,545)	(9,056,877)
Net increase (decrease)			(860,728)	$(8,823,338)
Year ended February 28, 2011
Shares sold			27,364	$284,103
Shares issued in reinvestment of
distributions			43,806	450,242
Shares redeemed			(1,025,877)	(10,509,165)
Net increase (decrease)			(954,707)	$(9,774,820)
Class C Shares:
Year ended February 29, 2012
Shares sold	3,763,484	$45,795,030	5,569,811	$58,595,452
Shares issued in reinvestment of
distributions	515,771	6,231,253	743,581	7,747,994
Shares redeemed	(2,945,240)	(35,269,792)	(3,843,525)	(39,685,598)
Net increase (decrease)	1,334,015	$16,756,491	2,469,867	$26,657,848
Year ended February 28, 2011
Shares sold	5,130,612	$61,943,115	7,400,045	$77,076,028
Shares issued in reinvestment of
distributions	494,285	5,912,355	630,293	6,488,804
Shares redeemed	(4,958,641)	(58,371,632)	(5,023,541)	(50,847,162)
Net increase (decrease)	666,256	$9,483,838	3,006,797	$32,717,670

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Oregon		Franklin Pennsylvania
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended February 29, 2012
Shares sold	2,367,370	$27,879,404	2,467,396	$25,164,268
Shares issued in reinvestment of
distributions	76,854	922,117	91,536	950,351
Shares redeemed	(539,212)	(6,449,046)	(719,336)	(7,387,052)
Net increase (decrease)	1,905,012	$22,352,475	1,839,596	$18,727,567
Year ended February 28, 2011
Shares sold	1,160,522	$13,892,174	1,600,293	$16,648,834
Shares issued in reinvestment of
distributions	16,040	186,232	16,070	159,667
Shares redeemed	(455,624)	(5,233,004)	(355,672)	(3,566,219)
Net increase (decrease)	720,938	$8,845,402	1,260,691	$13,242,282

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds’ Class B and C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin	Franklin
	Arizona	Colorado	Connecticut	Michigan
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.10%	0.10%
Compensation Plans:
Class B	0.65%	—	—	0.65%
Class C	0.65%	0.65%	0.65%	0.65%

	Franklin	Franklin	Franklin	Franklin
	Minnesota	Ohio	Oregon	Pennsylvania
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.10%	0.10%
Compensation Plans:
Class B	—	0.65%	—	0.65%
Class C	0.65%	0.65%	0.65%	0.65%

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At February 29, 2012, the capital loss carryforwards were as follows:

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

The tax character of distributions paid during the years ended February 29, 2012 and February 28, 2011, was as follows:

Annual Report | 189

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

7. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended February 29, 2012, the Funds did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securi- ties, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 29, 2012, all of the Funds’ investments in securities carried at fair value were valued using Level 2 inputs.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

10. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 29, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 16, 2012

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Franklin Tax-Free Trust

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2012. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2013, shareholders will be notified of amounts for use in preparing their 2012 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	92	None
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				

Annual Report | 197

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				

198 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since May 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 199

Franklin Tax-Free Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 28, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

200 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or that of its Class A shares for a Fund having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2011, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. Except as mentioned below, the Lipper reports showed both the income and total return of each Fund to be above the median of its Lipper performance universe during 2011, with most being in the highest or second-highest performing quintile of such universe during such year, as well as for most of the applicable previous three-, five- and 10-year periods on an annualized basis. While the Lipper reports showed the income returns of Franklin Connecticut Tax-Free Income Fund and Franklin Michigan Tax-Free

Annual Report | 201

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Income Fund in each case to be in the highest or second-highest performing quintile of their respective performance universe for all periods, the total return during 2011 of Franklin Connecticut Tax-Free Income Fund was at the median of its performance universe and that of Franklin Michigan Tax-Free Income Fund was slightly above the median of its performance universe. The total returns of both these Funds were in the second-highest quintiles of their universes during each of the annualized previous five- and 10-year periods. The Board was satisfied with the overall performance of both these Funds, noting their income-oriented investment objective.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of their respective Lipper expense groups, with the exception of Franklin Arizona Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund, whose fee rates in each case were within one-and-a-half basis points of their respective expense group medians. The Lipper reports further showed that the actual total expense ratios for all Funds were in the least expensive quintiles of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expense ratios of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being

202 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager’s own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds’ investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets, 0.5% on the next $150 million of assets, 0.45% on assets in excess of $250 million, with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion, 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect,

Annual Report | 203

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

reflects anticipated economies of scale as a Fund’s assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under “Comparative Expenses.” The Board noted that at December 31, 2011, none of these Funds had assets in excess of $10 billion and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form NQ. Shareholders may view the filed Form NQ by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

TF3 A 04/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Account Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $789,951 for the fiscal year ended February 29, 2012 and $814,407 for the fiscal year ended February 28, 2011.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $75,000 for the fiscal year ended February 29, 2012 and $60,000 for the fiscal year ended February 28, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 29, 2012 and $12,442 for the fiscal year ended February 28, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 29, 2012 and $132,358 for the fiscal year ended February 28, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii)

through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $75,000 for the fiscal year ended February 29, 2012 and $204,800 for the fiscal year ended February 28, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to

4

ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson

5

Chief Executive Officer –
Finance and Administration
Date April 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date April 26, 2012

By /s/GASTON GARDY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date April 26, 2012

6